Exhibit 10.11

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”) is made as of this 18th day of January, 2018, between ARE-MA REGION NO. 58, LLC, a Delaware limited liability company (“Landlord”), and RUBIUS THERAPEUTICS, INC., a Delaware corporation (“Tenant”).

BASIC LEASE PROVISIONS

Building:                                                                   That certain to-be-constructed building to be known as 399 Binney Street, Cambridge, MA 02139

Premises:                                                                 That portion of the Building containing approximately 48,192 rentable square feet, consisting of (i) the entire 3rd floor, containing approximately 47,136 rentable square feet (the “Third Floor Space”), and (ii) a portion of the 4th floor, containing approximately 1,056 rentable square feet (the “Fourth Floor Space”), all as shown on Exhibit A.

Building:                                                                   The to-be-constructed Building to be located in the Project which shall be known and numbered as 399 Binney Street, One Kendall Square, Cambridge, Massachusetts, and located on the real property owned by Landlord and described on Exhibit B (the “Property”).

Project:                                                                           The project commonly known as One Kendall Square, located on the Property and property owned by affiliates of Landlord and operated as single mixed-use complex.

Base Rent:                                                            $78.00 per rentable square foot of the Premises per year, subject to adjustment as provided in Section 4 below.

Rentable Area of Premises: 48,192 rentable square feet

Rentable Area of Project: 814,899 rentable square feet

Rentable Area of Building: 165,194 rentable square feet

Building’s Share of Project: 20.27%

Tenant’s Share: 29.17%

Security Deposit: $939,744.00

Target Commencement Date: November 1, 2018

Rent Adjustment Percentage: 3%

Base Term:                                                      Beginning on the Commencement Date and ending 96 months from the first day of the first full month following the Commencement Date. For clarity, if the Commencement Date occurs on the first day of a month, the Base Term shall be measured from that date. If the Commencement Date occurs on a day other than the first day of a month, the Base Term shall be measured from the first day of the following month.

Permitted Use:                                     Research and development, biotechnical and laboratory use, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 7 hereof.

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***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Multi-Tenant Laboratory	399 Binney/Rubius

Address for Rent Payment: PO Box 975383 Dallas, TX 75397-5383	Landlord’s Notice Address: 385 East Colorado Boulevard, Suite 299 Pasadena, CA91101 Attention: Corporate Secretary

Tenant’s Notice Address Prior to the Commencement Date: 325 Vassar Street Cambridge, Massachusetts 02139 Attention: Vice President of Finance	Tenant’s Notice Address After the Commencement Date: 399 Binney Street, 3rd Floor Cambridge, Massachusetts 02142 Attention: Lease Administrator

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[X] EXHIBIT A - PREMISES DESCRIPTION [X] EXHIBIT C - WORK LETTER [X] EXHIBIT E - RULES AND REGULATIONS [X] EXHIBIT G - ESTOPPEL CERTIFICATE	[X] EXHIBIT B - DESCRIPTION OF PROPERTY [X] EXHIBIT D - COMMENCEMENT DATE [X] EXHIBIT F - TENANT’S PERSONAL PROPERTY [X] EXHIBIT H - FIRST FLOOR EXPANSION PREMISES

1.                                      Lease of Premises. Upon and subject to all of the terms and conditions of this Lease, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project that are for the non-exclusive use of tenants of the Project including, without limitation, public or common lobbies, common chases and conduits, mechanical and utility rooms, hallways, stairways, elevators and common walkways, the common toilets, corridors and elevator lobby of any multi-tenant floor, access roads, driveways, parking areas, loading areas, pedestrian sidewalks, landscaped areas and trash enclosures are collectively referred to herein as the “Common Areas.” In addition to other rights reserved herein or by law, Landlord reserves the right from time to time, so long as Tenant’s use of the Premises for the Permitted Use or Tenant’s access to the Premises are not materially adversely affected: (i) to make additions to or reconstruction of the Building, Property and Project and to install, use, maintain, repair, replace and relocate for service to the Premises or other parts of the Building, Property and/or Project, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises, the Building, the Property or elsewhere in the Project, including without limitation, the installation of such facilities in the plenums of the ceilings of the Premises (or, if there is no drop ceiling, within the space above 10 feet of any floor of the Premises), and coring therefor between the ceiling or top surface of any portion of the Premises, and the space above the Premises in the plenum or below the top of the Premises as aforesaid; and (ii) to modify, relocate or make additions to or reductions from any Common Area or facility.

2.                                      Delivery; Acceptance of Premises; Commencement Date. Landlord shall use reasonable efforts to deliver the Premises to Tenant on or before the Target Commencement Date, with Landlord’s Work Tl Substantially Completed so that Tenant can occupy the Premises for the Permitted Use (“Delivery” or “Deliver”) and with (x) all base Building mechanical, electrical and plumbing systems in good operating condition and repair, and (y) free and clear of all tenants and occupants. If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. Notwithstanding anything to the contrary contained herein, if Landlord fails to Deliver the Premises to Tenant (i) on or before December 1, 2018 (as such date may be extended for Tenant Delays and Force Majeure delays) (“Initial Abatement Date”), Base Rent shall be abated 1 day for each day after the Initial Abatement Date (as such date may be extended for Tenant Delays and Force Majeure delays) that Landlord fails to Deliver the Premises to Tenant, and (ii) on or before the date that is January 1, 2019 (as such date may be extended for Tenant Delays and Force Majeure delays) (“Second Abatement Date”), Base Rent shall be abated 2 days for each day after the Second Abatement Date (as such date may be extended for Tenant Delays and Force Majeure delays) that Landlord fails to Deliver the Premises to Tenant. If Landlord does not Deliver the Premises within 120 days of the Target Commencement Date (the “Outside Date”) for any reason other than delays due to Force Majeure and Tenant Delays, this Lease may be terminated by Tenant by written notice to Landlord, and if so terminated by Tenant: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is

***Confidential Treatment Requested***

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

entitled under the provisions of this Lease), shall be returned to Tenant; and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. As used herein, the terms “Landlord’s Work,” “Tenant Delays” and “Tl Substantially Completed” shall have the meanings set forth for such terms in the Work Letter. “Force Majeure” shall have the meaning set forth in Section 34 of this Lease. If Tenant does not elect to terminate this Lease within 5 business days after the Outside Date, such right to terminate this Lease shall be waived and this Lease shall remain in full force and effect and Tenant shall not be entitled to any additional abatement of Base Rent for any period after Outside Date.

The “Commencement Date” shall be the earlier of: (i) the date Landlord Delivers the Premises to Tenant; or (ii) the date Landlord could have Delivered the Premises but for Tenant Delays. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however. Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions and the Extension Term which Tenant may elect pursuant to Section 40 hereof.

Except as set forth in the Work Letter, if applicable: (i) Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable Legal Requirements (as defined in Section 7 hereof); (ii) Landlord shall have no obligation for any defects in the Premises, except as expressly provided in the Work Letter; and (iii) Tenant’s taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken. Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, excluding the obligation to pay Base Rent if such access is pursuant to Section 6 of the Work Letter and not for the conduct of Tenant’s business.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises, the Building or the Project, and/or the suitability of the Premises, the Building or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises, the Building or the Project are suitable for Tenant’s use of the Premises for the Permitted Use. Landlord covenants to deliver Landlord’s Work in the Premises in compliance with applicable Legal Requirements in effect on the date of Delivery. Landlord represents and warrants that the person signing this Lease on behalf of Landlord is duly authorized to execute and deliver this Lease on behalf of Landlord as a legally binding contract of Landlord. Tenant represents and warrants that the person signing this Lease on behalf of Tenant is duly authorized to execute and deliver this Lease on behalf of Tenant as a legally binding contract of Tenant. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3.                                      Rent.

(a)                                 Base Rent. The Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. The first full calendar month’s Base Rent shall be due on July 1, 2018. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, equal monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. If the Commencement Date is other than the first day of a calendar month, the difference between the first full calendar month’s Base Rent paid upon delivery of an executed copy of this Lease by Tenant to Landlord as required above, and the prorated Base Rent for the fractional month in which the Commencement

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***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Date occurs, shall be applied by Landlord to such first full calendar month after the Commencement Date and Tenant shall pay the remainder of the first full calendar month’s rent to Landlord on or before the first day of such first full calendar month. The obligation of Tenant to pay Base Rent, Additional Rent and any other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 5) due hereunder except for any abatement as may be expressly provided in this Lease.

(b)                                 Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of Operating Expenses (as defined in Section 5). and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4.                                      Base Rent Adjustments.

(a)                                 Annual Adjustment. Base Rent shall be increased on each annual anniversary of the first day of the first full month during the Term of this Lease (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

(b)                                 Additional Tl Allowance. in addition to the Tenant Improvement Allowance (as defined in the Work Letter), Landlord shall, subject to the terms of the Work Letter, make available to Tenant the Additional Tl Allowance (as defined in the Work Letter). Commencing on the Commencement Date and continuing thereafter on the first day of each month during the Base Term, Tenant shall pay the amount necessary to fully amortize the portion of the Additional Tl Allowance actually funded by Landlord, if any, in equal monthly payments with annual interest at a rate of 7.5% per annum over the Base Term, which interest shall begin to accrue on the date that Landlord first disburses such Additional Tl Allowance or any portion(s) thereof (“Tl Rent”). Any of the Additional Tl Allowance and applicable interest remaining unpaid as of the expiration or earlier termination of the Lease shall be paid to Landlord in a lump sum at the expiration or earlier termination of this Lease. Tenant, at Tenant’s option, may prepay the Tl Rent in full at any time without penalty.

5.                                      Operating Expense Payments. Landlord shall deliver to Tenant a written good faith estimate of Operating Expenses for each calendar year during the Term on or before the date that is 30 days prior to the first day of each calendar year (the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. Commencing on the Commencement Date and continuing thereafter on the first day of each month during the Term, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

The term “Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord in accordance with Landlord’s (and Landlord’s affiliates) sound real estate accounting practices with respect to the Building and Property (including, without duplication, the Building’s Share of Project with respect to ail costs and expenses of any kind or description incurred or accrued by Landlord with respect to the Project which are not specific to the Building or Property or any other building or property located in the Project) including, without duplication or limitation, (w) Taxes (as defined in Section 9). (x) capital repairs, replacements and improvements amortized over the lesser of 10 years or the useful life of such capital items (except for capital repairs, replacements and improvements to the roof, which shall be amortized over 15 years), adjusted to reflect Building operations 24 hours per day, 7 days per week and 365 days per year (provided that those Operating Expenses incurred or accrued by Landlord with respect to any capital repairs, replacements or improvements which are for the intended purpose of promoting sustainability (for example, without limitation, by reducing energy usage at the Project) (a “Capital Sustainability

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***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Expenditure”) may be amortized over a shorter period, at Landlord’s discretion, to the extent the cost of a Capital Sustainability Expenditure is offset by a reduction in Operating Expenses), (y) transportation services, and (z) the costs of Landlord’s third party property manager (not to exceed [ *** ]% of Base Rent) or, if there is no third party property manager, administration rent in the amount of [ *** ]% of Base Rent, excluding only:

(a)                                 the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

(b)                                 capital expenditures for expansion of the Project, and with respect to other capital expenditures, subject to amortization as provided in this Section 5:

(c)                                  interest, principal payments of Mortgage (as defined in Section 27) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project;

(d)                                 depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

(e)                                  advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f)                                   legal and other expenses incurred in the negotiation or enforcement of leases;

(g)                                  completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h)                                 costs of utilities outside normal business hours sold to tenants of the Project;

(i)                                     costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(j)                                    salaries, wages, benefits and other compensation paid to (i) personnel of Landlord or its agents or contractors above the position of the person, regardless of title, who has day-today management responsibility for the Project or (ii) officers and employees of Landlord or its affiliates who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project; provided, however, that with respect to any such person who does not devote substantially all of his or her employed time to the Project, the salaries, wages, benefits and other compensation of such person shall be prorated to reflect time spent on matters related to operating, managing, maintaining or repairing the Project in comparison to the time spent on matters unrelated to operating, managing, maintaining or repairing the Project;

(k)                                 general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(l)                                     costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building or Property;

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***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(m)                             costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 7);

(n)                                 penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(o)                                 overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(p)                                 costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(q)                                 costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(r)                                    costs incurred in the sale or refinancing of the Property or Project;

(s)                                   net income taxes of Landlord or the owner of any interest in the Property or Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Property or Project or any portion thereof or interest therein;

(t)                                    any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project, including, without limitation, expenses actually reimbursed by an insurance companies under insurance policies required to be maintained by Landlord in accordance with Section 17;

(u)                                 Operating Expense reserves (including reserves for Taxes);

(v)                                 rentals of equipment ordinarily considered to be of a capital nature (such as elevators and HVAC systems) except if such equipment is reasonably and customarily leased either temporarily or permanently in the operation of comparable office and laboratory buildings in the Cambridge area, such as lifts;

(w)                               any costs or expenses that are duplicative of maintenance and repair costs and expenses actually paid by Tenant in satisfaction of Tenant’s maintenance and repair obligations pursuant to this Lease;

(x)                                 costs or expenses occasioned by condemnation that are actually recovered by Landlord in any condemnation awards;

(y)                                 costs reimbursed to Landlord under any warranty carried by Landlord for the Project; and

(z)                                  costs arising from the gross negligence or willful misconduct of Landlord or its agents, and employees.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of

***Confidential Treatment Requested***

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement or credit the excess amount to the next succeeding installments of estimated Operating Expenses, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay or credit the excess to Tenant after deducting all other amounts due Landlord.

The Annual Statement shall be final and binding upon Tenant unless Tenant, within 120 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 120 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project and such information as Landlord reasonably determines to be responsive to Tenant’s questions (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have an independent regionally recognized public accounting firm selected by Tenant and approved by Landlord (which approval shall not be unreasonably withheld or delayed), working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for the reasonable out-of-pocket costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Building is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year that vary with the level of occupancy of the Building shall be computed as though the Building had been 95% occupied on average during such year.

“Tenant’s Share” shall be the percentage set forth in the Basic Lease Provisions as Tenant’s Share, and “Building’s Share of Project” shall be the percentage set forth in the Basic Lease Provisions as the Building’s Share of Project, each as may be reasonably adjusted by for changes in the physical size of the Premises, Building, Property or Project occurring thereafter. Landlord may cause, on or before the Commencement Date the rentable square footage of the Premises and/or the Building to be re-measured by R.E. Dinneen, based upon the Tl Construction Drawings (as defined in the Work Letter), in accordance with the Standard Method of Measuring Floor Area in Office Buildings as adopted by the Building Owners and Managers Association International (ANSI/BOMA Z65.1-1996), as customarily modified for laboratory properties in the Cambridge, Massachusetts market. If the actual rentable square footage of the Premises or the Building deviates from the amount specified in the definitions of “Premises,” “Rentable Area of Premises” and “Rentable Area of Building” on page 1 of this Lease, then, promptly following such measurement, this Lease shall be amended so as to (i) reflect the actual rentable square footage thereof in the definitions of “Rentable Area of Premises,” “Rentable Area of Building” and “Rentable Area of Project”, and (ii) appropriately adjust the amounts set forth in the definitions of “Tenant’s Share” and “Building’s Share of Project” which were calculated based on the estimated rentable square footage of the Premises, the Building and the Project set forth in the Basis Lease Provisions and the Premises shall not be subject to further re-measurement.

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***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Landlord may equitably increase Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Building, Property or Project that includes the Premises or that varies with occupancy or use. Landlord may equitably increase the Building’s Share of Project for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Building or only a portion of the Property or Project that includes the Building or that varies with occupancy or use of the Building. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

6.                                      Security Deposit. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional, irrevocable and transferable letter of credit (the “Letter of Credit”): (i) in form and substance satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the Commonwealth of Massachusetts or the State of California. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 20). Landlord may use all or any part of the Security Deposit to pay delinquent payments due under this Lease, future rent damages and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon any use of all or any portion of the Security Deposit, Tenant shall pay Landlord within 5 business days of demand the amount that will restore the Security Deposit to the amount set forth in the Basic Lease Provisions. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 business days after demand from Landlord, restore the Security Deposit to its original amount. If Tenant is not then in default under this Lease, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 60 days after the expiration or earlier termination of this Lease.

If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Section 6. or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

***Confidential Treatment Requested***

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

7.                                      Use.

(a)                                 Tenant’s Use. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). The number of control areas in the Premises shall comply with all applicable Legal Requirements. Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 9) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s particular use and/or occupancy of the Premises. Tenant shall use the Premises in a careful, safe and proper manner and shall not commit or permit waste, overload the floor or structure of the Premises, or subject the Premises to use that would damage the Premises. Tenant shall not obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including, without limitation, conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises. Tenant shall not use or allow the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Building or in the Building elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the. existing capacity of the Building as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

From and after the Commencement Date through the expiration of the Term, Tenant shall have access to the Building and the Premises 24 hours a day, 7 days a week, except in the case of emergencies, as the result of Legal Requirements, the performance by Landlord of any installation, maintenance or repairs, or any other temporary interruptions, and otherwise subject to the terms of this Lease.

Landlord shall make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements, including the ADA, provided that the costs of such alterations or modifications shall be (i) included as an Operating Expense (subject to the limitations and exclusions contained in Section 5) to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located and was not applicable prior to the date of Substantial Completion of the Shell and Core Improvements (as such terms are defined in the Work Letter), or (ii) at Tenant’s expense to the extent such Legal Requirement is applicable solely by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises. Subject to Landlord’s obligation to deliver Landlord’s Work in the Premises in compliance with applicable Legal Requirements, as provided in Section 2, Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA). Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Legal Requirements applicable to the Premises (except to the extent such violations result from a failure of the Premises to comply with Legal Requirements in effect as of the date of Delivery), and Tenant shall indemnify, defend, hold and save

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Landlord harmless from and against any and all such Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement.

(b)                                 Energy Use Reporting. Tenant agrees to provide, within 30 days of request by Landlord, such information and documentation as may be needed for compliance with the City of Cambridge Building Energy Use Disclosure Ordinance, Section 8.67.010 et seq. of the Municipal Code of the City of Cambridge (as the same may be amended, the “Cambridge Building Energy Use Disclosure Ordinance”), and other such energy or sustainability requirements as may be adopted from time to time by the City of Cambridge or any other governmental authority with jurisdiction over the Building, which information shall include without limitation usage at or by the Premises of electricity, natural gas, steam, hot or chilled water or other energy. Landlord shall report to the applicable governmental authority such energy usage for the Building and other Building information as required by the Cambridge Building Energy Use Disclosure Ordinance.

8.                                      Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent pursuant to Section 4 hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of Rent in effect during the last 30 days of the Term, and (B) if such occupancy shall continue for more than 30 days, Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 8 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

9.                                      Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Building, Property or Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises, Building, Property or Project or portion thereof, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises, Building, Property or Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by, any Governmental Authority, or (v) imposed as a license or other fee, charge, tax or assessment on Landlord’s business or occupation of leasing space in the Building, Property or Project or portion thereof. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. If Landlord receives an abatement of Taxes for the Project for a period during the Term, Landlord shall apply such abatement (less the costs of obtaining such abatement, including reasonable attorneys’ fees) as a credit against Operating Expenses for the applicable year. Taxes shall not include any net income taxes or franchise, estate, inheritance, succession, gift or excess profit taxes imposed on Landlord except to the extent such taxes are in substitution for any Taxes payable hereunder, or any penalties for late payment of Taxes. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Operating Expenses hereunder shall also include the cost of tax monitoring services provided to Landlord with respect to the Building,

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Property or Project. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Building, Property or Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Building, Property or Project, or portion thereof of which the Premises are a part, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

10.                               Parking and PTDM.

(a)                                 Parking and Monthly Parking Charge. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 19 below), the exercise by Landlord of its rights hereunder and upon payment of the Monthly Parking Charge (as defined below) for each parking space commencing on the Commencement Date, Tenant shall have the right, in common with other tenants of the Project to use 0.9 parking spaces per 1,000 rentable square foot of the Premises (“Tenant’s Parking Allocation”) in the parking facility located at the One Kendall Square Garage located on Binney Street (the “OKS Garage”) to park in those areas designated for non-reserved parking, subject in each case to Landlord’s rules and regulations. Tenant has elected to use all of Tenant’s Parking Allocation commencing on the Commencement Date. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project. The “Monthly Parking Charge” shall mean the market rate monthly charge therefor designated by Landlord, adjusted reasonably and no more frequently than once in any 12-month period, based upon the rates charged by comparable parking facilities in the vicinity of the Project, which as. of the date of this Lease such Monthly Parking Charge is equal to $[ *** ] per space per month, plus applicable taxes.

(b)                                 Parking and Transportation Demand Management. Tenant shall, at Tenant’s sole expense, for so long as a parking and traffic demand management plan approved by the City of Cambridge (as amended from time to time, the “PTDM”), is applicable to the Project, comply with the PTDM as applicable to the Project, including without limitation, as applicable (i) offer to subsidize mass transit monthly passes for all of its employees who work in the Premises in accordance with the terms set forth in the PTDM; (ii) implement a Commuter Choice Program and the MBTA’s Corporate Pass Plan; (iii) discourage single-occupant vehicle (“SOV”) use by its employees; (iv) promote alternative modes of transportation and use of alternative work hours; (v) at Landlord’s request, meet with Landlord and/or its representatives no more frequently than quarterly to discuss transportation programs and initiatives; (vi) participate in annual surveys, monitoring transportation programs and initiatives at the Campus, and, without limitation, achieve a sixty (60%) percent response rate for patron surveys; (vii) cooperate with Landlord in connection with transportation programs and initiatives promulgated pursuant to the PTDM; (viii) provide alternative work programs (such as telecommuting, flex-time and compressed work weeks) to its employees in order to reduce traffic impacts in Cambridge during peak commuter hours; (ix) offer an emergency ride home (“ERH”) through the Charles River Transportation Management Association (“CRTMA”), or have its own ERH program, for all employees who commute by non-SOV mode at least 3 days a week and who are eligible to park in the parking spaces in the parking facility described above; (x) cooperate with the Cambridge Office of Workforce Development to expand employment opportunities for Cambridge residents; (xi) become a member of the CRTMA and cause the EZ Ride shuttle service to service the Building; (xii) in the event that the single occupancy vehicle and traffic generation modal split limits of the PTDM are exceeded, charge each user of a parking space the market rate for parking in Kendall Square/East Cambridge therefor; (xiii) comply with the requirements of any other parking and traffic demand management plan to which Tenant may be a party from time to time; (xiii) designate an employee transportation coordinator for the Building; and (xiv) otherwise cooperate with Landlord in encouraging employees to seek alternate modes of transportation. The current PTDM applicable to the Project is that certain Parking and Traffic Demand Management Plan dated February 9, 2010 (revised April 15, 2010).

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11.                               Utilities, Services.

(a)                                 Generally. Landlord shall provide, or cause to be provided, subject to the terms of this Section 11, water, electricity, heat, light, power, sewer, and other utilities (including gas and fire sprinklers to the extent the Building is plumbed for such services), and, with respect to the Common Areas, refuse and trash collection and janitorial services (collectively, “Utilities”). Tenant shall be responsible for its own janitorial services and refuse and trash collection within the Premises including, without limitation, delivery of its trash and refuse from the Premises to the loading dock of the Building. Landlord shall, as part of Operating Expenses, arrange for collection of office trash and refuse from the loading dock of the Building. Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. The Premises shall be separately metered, at Landlord’s cost, to measure Tenant’s usage of electricity for lights and plugs. Landlord may cause, at Tenant’s expense, any other Utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

Landlord’s sole obligation for either providing emergency generators or providing emergency back-up power to Tenant shall be: (i) to provide emergency generators with not less than the stated capacity of the emergency generators located in the Building as of the Commencement Date, and (ii) to contract with a third party to maintain the emergency generators as per the manufacturer’s standard maintenance guidelines. Landlord shall have no obligation to provide Tenant with operational emergency generators or back-up power or to supervise, oversee or confirm that the third party maintaining the emergency generators is maintaining the generators as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the emergency generators when the emergency generators are not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up generator or generators or alternative sources of back-up power. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such emergency generators will be operational at all times or that emergency power will be available to the Premises when needed. In no event shall Landlord be liable to Tenant or any other party for any damages of any type, whether actual or consequential, suffered by Tenant or any such other person in the event that any emergency generator or back-up power or any replacement thereof fails or does not provide sufficient power.

(b)                                 Compressed Air, Vacuum and Reverse Osmosis Water Systems. Landlord shall provide Tenant with access, pursuant to the terms and conditions of this Lease, to the compressed air, vacuum and reverse osmosis water systems that serve the floor on which the Premises are located. Tenant acknowledges and agrees that such compressed air, vacuum and reverse osmosis water systems shall be shared with other tenants of the Project. Tenant’s obligation to pay its share of ongoing operation costs shall be allocated among Tenant and other user tenants on a pro rata basis, with Tenant’s share based on the ratio of the rentable square footage of the Premises to the sum of the rentable square footages of the Premises and the premises of all other user tenants. Landlord’s sole obligation for providing either compressed air, vacuum or reverse osmosis water systems to Tenant shall be to contract with a third party to maintain the compressed air, vacuum and reverse osmosis water systems as per the manufacturer’s standard maintenance guidelines. Landlord shall have no obligation to supervise, oversee or confirm that the third party maintaining the compressed air, vacuum and reverse osmosis water systems is maintaining the compressed air, vacuum and reverse osmosis water systems as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the compressed air, vacuum and reverse osmosis water systems when the compressed air, vacuum and reverse osmosis water systems are not operational, including any delays thereto due to

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the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with any alternative compressed air, vacuum and reverse osmosis water systems. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such compressed air, vacuum and reverse osmosis water systems will be operational at all times or that compressed air, vacuum and reverse osmosis water systems will be available to the Premises when needed.

(c)                                  Acid Neutralization System. Landlord shall provide Tenant with access to the acid neutralization system existing as of the date of this Lease (“Acid Neutralization System”) pursuant to the terms and conditions of this Lease. Tenant acknowledges and agrees that the Acid Neutralization System shall be shared with other tenants of the Project. Tenant’s obligation to pay its share of ongoing operation costs shall be allocated among Tenant and other user tenants on a pro rata basis, with Tenant’s share based on the ratio of the rentable square footage of the Premises to the sum of the rentable square footages of the Premises and the premises of all other user tenants, provided, however, that, at any time and from time to time, Landlord may equitably adjust such allocation based on use by Tenant and other tenant users of the Acid Neutralization System. Landlord’s sole obligations for providing the Acid Neutralization System, or any acid neutralization system facilities, to Tenant shall be (the “Acid Neutralization Obligations”) to (i) use reasonable efforts to obtain and maintain the permit required from the Massachusetts Water Resources Authority for discharge through the Acid Neutralization System (the “Discharge Permit”), provided that Tenant reasonably cooperates with Landlord and provides all information and documents reasonably necessary in connection with the Discharge Permit, and (ii) contract with a third party to maintain the Acid Neutralization System as operating as per the manufacturer’s standard maintenance guidelines. Notwithstanding anything herein to the contrary, if the Acid Neutralization System must be replaced and the cost thereof is not included in such third party maintenance contract, then, Landlord shall replace the Acid Neutralization System, it being acknowledged, however, that Tenant shall be responsible for its share of all costs incurred in connection therewith as an Operating Expense.

Tenant shall be solely responsible for the use of the Acid Neutralization System by Tenant, its employees, any contractors, sublessees, invitees or any party other than Landlord or Landlord’s contractors, and Tenant shall be jointly and severally responsible for the use of the Acid Neutralization System with the other user tenants. Tenant shall use, and cause other parties under its control or for which it is responsible to use, the Acid Neutralization System in accordance with this Lease and in accordance with all applicable Legal Requirements, the Discharge Permit and any permits and approvals from Governmental Authorities for or applicable to Tenant’s use of the Acid Neutralization System. Tenant shall not take any action or make any omission that would result in a violation of the Discharge Permit or any other permit or Legal Requirements applicable to the Acid Neutralization System. Tenant’s compliance with applicable permits and Legal Requirements shall include but not be limited to posting signs at all sinks located in the Premises containing applicable notices regarding the use of sink drains for the disposal of chemicals and other Hazardous Materials. Tenant shall maintain a chemical management plan prohibiting the improper discharge or disposal of chemicals. Tenant shall train all laboratory personnel in the Premises on the proper disposal of chemicals and other Hazardous Materials. Landlord reserves the right, at any time and from time to time, to require limitations and restrictions on discharges by Tenant to the Acid Neutralization System as Landlord may reasonably determine to be necessary for the operation of the Acid Neutralization System. Landlord and its contractors and consultants shall be permitted to perform periodic sampling of all substances regulated under permits applicable to the Acid Neutralization System, including without limitation the discharge permit issued by the Massachusetts Water Resources Authority (“MWRA”), or as otherwise deemed appropriate by Landlord in its sole discretion. Landlord and its contractors and consultants shall be permitted to perform periodic inspections of the Acid Neutralization System and the discharge points and connections thereto located in the Premises. If requested by Landlord based on conditions pertaining to the Acid Neutralization System, Tenant shall promptly provide updates to its Hazardous Materials List (as defined in Section 30(b) below) to Landlord. Tenant shall promptly notify Landlord of any changes in the flow volume or properties that could impact the operation of the Acid Neutralization System or compliance with applicable permits or Legal Requirements, including without limitation a discharge known or reasonably believed to be non-compliant, changes in Tenant’s operations in the Premises and addition of new equipment such as cage washers, glass washers or autoclaves.

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The scope of the Surrender Plan (as defined in Section 28 of this Lease) shall include all actions for the proper cleaning, decommissioning and cessation of Tenant’s use of the Acid Neutralization System, and all requirements under this Lease for the surrender of the Premises shall also apply to Tenant’s cessation of use of the Acid Neutralization System, in each case whether at Lease expiration, termination or prior thereto (but Tenant shall not be required to complete the decommissioning of the Acid Neutralization System if other tenants or occupants will continue to use the same after the expiration or earlier termination of the Lease, nor shall Tenant be responsible for or bear any costs of decommissioning arising from the use of the Acid Neutralization System by any party other than Tenant; it being agreed that if multiple tenants use the Acid Neutralization System, then Landlord shall be responsible for completing the decommissioning thereof, and Tenant shall pay to Landlord within thirty (30) days after invoice therefor Tenant’s share of the reasonable, actual costs of decommissioning based on the ratio of the rentable square footage of the Premises to the rentable square footage of the Premises and the premises of all other user tenants). The obligations of Tenant under this Lease with respect to the Acid Neutralization System shall be joint and several with such other tenants as aforesaid, except in the event that Tenant can prove to Landlord’s reasonable satisfaction that neither Tenant nor any Tenant Party caused, contributed to or exacerbated the matter for which Tenant would otherwise be responsible but for this exception. Without in any way limiting the Acid Neutralization Obligations, Landlord shall have no obligation to provide Tenant with operational emergency or back-up acid neutralization facilities or to supervise, oversee or confirm that the. third party maintaining the Acid Neutralization System is maintaining such system as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the Acid Neutralization System when such system is not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up system or facilities. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such Acid Neutralization System will be operational at all times or that such system will be available to the Premises when needed. Without in anyway limiting the Acid Neutralization Obligations, in no event shall Landlord be liable to Tenant or any other party for any damages of any type, whether actual or consequential, suffered by Tenant or any such other person in the event that the Acid Neutralization System or back-up system, if any, or any replacement thereof fails or does not operate in a manner that meets Tenant’s requirements.

12.                               Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems, office equipment and telecommunications cabling (other than removal of furniture systems, office equipment and telecommunications cabling owned or paid for by Landlord) not involving any modifications to the structure or connections (other than by ordinary plugs or jacks) to Building Systems (as defined in Section 13) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems, but which shall otherwise not be unreasonably withheld or delayed. Tenant may construct nonstructural Alterations in the Premises that will not affect the operations of any Building Systems, without Landlord’s prior approval if the aggregate cost of all such work in any 12 month period does not exceed $50,000.00 (excluding paint and floor coverings) (a “Notice-Only Alteration”), provided Tenant notifies Landlord in writing of such intended Notice-Only Alteration, and such notice shall be accompanied by plans, specifications, work contracts and such other information concerning the nature and cost of the Notice-Only Alteration as may be reasonably requested by Landlord, which notice and accompanying materials shall be delivered to Landlord not less than 15 business days in advance of any proposed construction. If Landlord approves any Alterations, Landlord may impose such commercially reasonable conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Any disapproval of plans and specifications for Alterations shall be accompanied by a specific statement of the reason(s) therefor. All architects, consultants, contractors and other persons performing

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work or supplying materials shall be subject to Landlord’s prior written approval, such approval not to be unreasonably withheld, conditioned or delayed. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, within 30 days after demand therefor from Landlord, an amount equal to the reasonable out-of-pocket costs incurred by Landlord for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

Tenant shall complete all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company reasonably satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration. Notwithstanding anything to the contrary set forth herein, in no event shall Tenant be required to provide Landlord with a payment or performance bond with respect to Tenant’s Work (as defined in the Work Letter).

Other than (i) the items, if any, listed on Exhibit F attached hereto, (ii) any items agreed by Landlord in writing to be included on Exhibit F in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not paid for out of the Tl Fund (as defined in the Work Letter) which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, “Tenant’s Property”), all property of any kind paid for with the Tl Fund, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises, such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, “Installations”) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 28 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested, or at the time it receives notice of a Notice-Only Alteration, notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease, except that Landlord shall not require removal of customary office cabling or customary laboratory improvements. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant’s Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

Tenant acknowledges and agrees that, notwithstanding anything to the contrary contained in this Lease, if Tenant constructs an animal control facility (“Facility”) in the Premises, Tenant shall be required, at Tenant’s sole cost and expense, upon the expiration or earlier termination of the Term to restore the portion of the Premises in which the Facility is located to a standard and customary laboratory/office configuration reasonably acceptable to Landlord (the “Premises Restoration”). Notwithstanding anything to the contrary contained in this paragraph, if Tenant exercises its Extension Right pursuant to Section 40

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below, then the requirements with respect to the performance of the Premises Restoration pursuant to this paragraph shall be waived.

13.                               Landlord’s Repairs. Landlord, as an Operating Expense (subject to the limitations and exclusions contained in Section 5), shall maintain, or cause to be maintained, the roof and all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good operating order and repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s agents, servants, employees, officers, directors, managers, invitees, contractors, subcontractors, subtenants, assignees or licensees (each, a “Tenant Party”, or collectively, “Tenant Parties”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense to the extent caused by Tenant or any Tenant Party (except as may otherwise be provided in Sections 11(b) or (c)). Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, make a commercially reasonable effort to give Tenant 48 hours’ advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements. Landlord shall use reasonable efforts to minimize interference with Tenant’s operations in the Premises during such planned stoppages of Building Systems and shall use reasonable efforts to coordinate such planned stoppages in advance (except in the case of an emergency) with Tenant. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 18.

14.                               Tenant’s Maintenance and Repairs. Tenant shall be responsible for its own janitorial services within the Premises, and Tenant shall arrange for its janitorial services provider to deliver office trash and refuse from the Premises to the common trash facility at the loading dock of the Building. In no event shall Tenant or its contractors, agents or service providers dispose of any laboratory refuse or waste or Hazardous Materials (as defined in Section 30) to the common trash facility or any other area in the Project. Subject to Section 13 hereof, Tenant, at its expense, shall repair, replace and maintain all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls in the condition the same are in on the Commencement Date, reasonable wear and tear and damage by casualty excepted. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if such failure by Tenant creates or could reasonably be expected to create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 17 and 18, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

15.                               Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Building, Property or Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 business days after written notice is delivered to Tenant of the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and

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17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

the Building, Property and Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Building, Property or Project and the cost thereof shall be immediately due from Tenant as Additional Rent within 5 days of demand therefor. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Building or Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

16.                               Indemnification. Subject to the penultimate paragraph of Section 17, Tenant hereby indemnifies, and agrees to defend, save and hold Landlord and Landlord’s members, shareholders, partners, officers, directors, managers, employees, agents, contractors, constituent entities, lease signators, successors and assigns harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, Building or Project, arising directly or indirectly out of: (a) the conduct of Tenant’s business or the use or occupancy of the Premises, Building or Project by Tenant or any Tenant Party (including without limitation any act, omission or neglect by Tenant or any Tenant Party), except to the extent caused by the willful misconduct or negligence of Landlord, or (b) a breach or default by Tenant in the performance of any of its obligations hereunder. In the event that any provision of this Lease expressly conflicts with the requirements of M.G.L. Chapter 186, Section 15, the provisions of said statute shall govern to the extent of such conflict. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further hereby irrevocably waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

17.                               Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Building. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Building and Property may be included in a blanket policy (in which case the cost of such insurance allocable to the Building and Property will be determined by Landlord based upon the insurer’s cost calculations,). Tenant shall also reimburse Landlord for any increased premiums or additional insurance which Landlord reasonably deems necessary as a result of Tenant’s use of the Premises.

Tenant, at its sole cost and expense, shall maintain during the Term: ail risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $4,000,000 per occurrence for bodily injury and property damage with respect to the Premises (which coverage amount may be satisfied through a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy). The commercial general liability insurance policy shall name

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Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Landlord, its officers, directors, employees, managers, agents, invitees, contractors, constituent entities and lease signators (collectively, “Landlord Parties”) and Alexandria Real Estate Equities, Inc., as additional insureds. The commercial general liability policy of Tenant shall insure on an occurrence and not a claims-made basis; shall be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless at least 10 days prior written notice shall have been given to Landlord; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Certificates of insurance showing the limits of coverage required hereunder and showing each of Landlord, Alexandria Real Estate Equities, Inc. and the Landlord Parties designated by Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Building, Property or Project or any portion thereof and any servicer in connection therewith, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Building, Property or Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties’’), in connection with any loss or damage thereby insured against. Notwithstanding anything in this Lease to the contrary, neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against (or required to be insured against pursuant to this Lease) under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. Without limiting the foregoing, such waiver shall apply to the obligations of Tenant to indemnify, hold harmless and defend under Section 16 with respect to losses insured against (or required to be insured against) by property insurance required to be maintained hereunder. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises, Building, Property or Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project.

18.                               Restoration. If, at any time during the Term, the Building or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 60 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Building or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 12 months (the “Maximum Restoration Period”), Landlord may, in such notice, elect to terminate this Lease as of the date that is 75 days after the date of discovery of such damage or destruction; provided, however, that notwithstanding Landlord’s election to restore, Tenant may elect to terminate this Lease by written notice to Landlord delivered within 5 business days of receipt of a notice

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17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

from Landlord estimating a Restoration Period for the Premises longer than the Maximum Restoration Period. Unless Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant except to the extent to which Landlord receives insurance proceeds for the restoration of improvements from the insurance required to be maintained under Section 17), in which case such improvements shall be included as part of Landlord’s restoration), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 30) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or Tenant may by written notice to Landlord delivered within 10 business days of the expiration of the Maximum Restoration Period, or if longer, the Restoration Period, elect to terminate this Lease, in either of which events Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 75 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant.

Tenant, at its expense, following the date that Landlord makes the Premises available to Tenant for Tenant’s repairs or restoration, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 34) events or to obtain Hazardous Materials Clearances, all Alterations and other improvements installed by Tenant or by Landlord and paid for by Tenant (except to the extent covered by insurance required to be maintained by Landlord pursuant to Section 17, in which case such Improvements shall be included as part of Landlord’s restoration, subject to the terms of this Section 18). Promptly upon the substantial completion of such Alterations and other improvements, Tenant shall reenter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, Landlord or Tenant may terminate this Lease if the Premises are damaged during the last year of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage; provided, however, that such notice is delivered within 10 business days after the date that Landlord delivers notice to Tenant of the estimated Restoration Period. Notwithstanding anything to the contrary contained in this Lease, Landlord shall also have the right to terminate this Lease if insurance proceeds are not available for such restoration, provided that such unavailability of insurance proceeds is not the result of Landlord’s failure to maintain the insurance policies required to be maintained by Landlord under Section 17. Rent shall be abated from the date all required Hazardous Materials Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business. In the event that no Hazardous Materials Clearances are required to be obtained with respect to such fire or other casualty, the rent abatement shall commence as of the date of discovery of the damage or destruction. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 18, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 18, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Building, Property or Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Building, Property or Project, the parties hereto expressly agreeing that this Section 18 sets forth their entire understanding and agreement with respect to such matters.

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Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

19.                               Condemnation. If the whole or any material part of the Premises, Building or Property is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment materially interfere with or impair Landlord’s ownership or operation of the Building or Property, or would in the reasonable judgment of Landlord and Tenant either prevent or materially interfere with Tenant’s use of the Premises (as resolved, if the parties are unable to agree, by arbitration by a single arbitrator with the qualifications and experience appropriate to resolve the matter and appointed pursuant to and acting in accordance with the rules of the American Arbitration Association), then upon written notice by Landlord or Tenant to the other this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Building and Property as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses, the Building’s Share of Project and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises, Building, Property or Project.

20.                               Events of Default. Each of the following events shall be a material default (“Default”) by Tenant under this Lease:

(a)                                 Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within 5 business days of any such notice not more than twice in any 12 month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

(b)                                 Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance before the expiration of the current coverage.

(c)                                  Abandonment. Tenant shall abandon the Premises, provided that Tenant shall not be deemed to have abandoned the Premises if (i) Tenant provides Landlord with reasonable advance notice prior to vacating and, at the time of vacating the Premises, Tenant has completed Tenant’s obligations with respect to the Surrender Plan in compliance with Section 28, (ii) Tenant has made reasonable arrangements with Landlord for the security of the Premises for the balance of the Term, and (iii) Tenant continues during the balance of the Term to satisfy all of its obligations under the Lease as they come due.

(d)                                 Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e)                                  Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within the time period required pursuant to Section 15 of this Lease.

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17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(f)            Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g)           Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 23 or 27 within 5 days after a second notice requesting such document.

(h)           Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 20, and, except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after written notice thereof from Landlord to Tenant.

Any notice given under Section 20(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 20(h) is such that it cannot be cured by the payment of money and reasonably requires more than 30 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 90 days from the date of Landlord’s notice.

21.          Landlord’s Remedies.

(a)           Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b)           Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum of 6% of the overdue Rent as a late charge. Notwithstanding the foregoing, before assessing a late charge the first time in any calendar year, Landlord shall provide Tenant written notice of the delinquency and will waive the right if Tenant pays such delinquency within 5 days thereafter. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c)           Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever (except as otherwise expressly provided in Section 21fc)(v) with respect to Landlord’s Lump Sum Election). No cure

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Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

in whole or in part of such Default by Tenant after Landlord has taken any action beyond giving Tenant notice of such Default to pursue any remedy provided for herein (including retaining counsel to file an action or otherwise pursue any remedies) shall in any way affect Landlord’s right to pursue such remedy or any other remedy provided Landlord herein or under law or in equity, unless Landlord, in its sole discretion, elects to waive such Default.

(i)            This Lease and the Term and estate hereby granted are subject to the limitation that whenever a Default shall have happened and be continuing, Landlord shall have the right, at its election, then or thereafter while any such Default shall continue and notwithstanding the fact that Landlord may have some other remedy hereunder or at law or in equity, to give Tenant written notice of Landlord’s intention to terminate this Lease on a date specified in such notice, which date shall be not less than 5 days after the giving of such notice, and upon the date so specified, this Lease and the estate hereby granted shall expire and terminate with the same force and effect as if the date specified in such notice were the date hereinbefore fixed for the expiration of this Lease, and all rights of Tenant hereunder shall expire and terminate, and Tenant shall be liable as hereinafter in this Section 21(c) provided. If any such notice is given, Landlord shall have, on such date so specified, the right of re-entry and possession of the Premises and the right to remove all persons and property therefrom and to store such property in a warehouse or elsewhere at the risk and expense, and for the account, of Tenant. Should Landlord elect to re-enter as herein provided or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, subject to Section 21(c)(ii) from time to time re-let the Premises or any part thereof for such term or terms and at such rental or rentals and upon such terms and conditions as Landlord may deem advisable, with the right to make commercially reasonable alterations in and repairs to the Premises.

(ii)           Landlord shall be deemed to have satisfied any obligation to mitigate its damages by hiring an experienced commercial real estate broker to market the Premises and directing such broker to advertise and show the Premises to prospective tenants.

(iii)          In the event of any termination of this Lease as in this Section 21 provided or as required or permitted by law or in equity, Tenant shall forthwith quit and surrender the Premises to Landlord, and Landlord may, without further notice, enter upon, re-enter, possess and repossess the same by summary proceedings, ejectment or otherwise, and again have, repossess and enjoy the same free of any rights of Tenant, and in any such event Tenant and no person claiming through or under Tenant by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Premises.

(iv)          If this Lease is terminated or if Landlord shall re-enter the Premises as aforesaid, or in the event of the termination of this Lease, or of re-entry, by or under any proceeding or action or any provision of law by reason of a Default by Tenant, Tenant covenants and agrees forthwith to pay and be liable for, on the days originally fixed in this Lease for the payment thereof, amounts equal to the installments of Base Rent and all Additional Rent as they would, under the terms of this Lease become due if this Lease had not been terminated or if Landlord had not entered or re-entered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the Term, or for the whole thereof, but in the event that the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent and other charges received by Landlord in reletting, after deduction of all of Landlord’s expenses incurred in reletting the Premises (including, without limitation, tenant improvement, demising and remodeling costs, brokerage fees and the like), and in collecting the rent in connection therewith, in the following manner: Amounts received by Landlord after reletting, if any, shall first be applied against such Landlord’s expenses, until the same are recovered, and until such recovery, Tenant shall pay, as of each day

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Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

when a payment would fall due under this Lease, the amount which Tenant is obligated to pay under the terms of this Lease (Tenant’s liability prior to any such reletting and such recovery by Landlord no in any way to be diminished as a result of the fact that such reletting might be for a rent higher than the rent provided for in this Lease); when and if such expenses have been completely recovered by Landlord, the amounts received from reletting by Landlord as have not previously been applied shall be credited against Tenant’s obligations as of each day when a payment would fall due under this Lease, and only the net amount thereof shall be payable by Tenant. Further, Tenant shall not be entitled to any credit of any kind for any period after the date when the Term of this Lease is scheduled to expire according to its terms.

Actions, proceedings or suits for the recovery of damages, whether liquidated or other damages, under this Lease, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term of this Lease would have expired if it had not been terminated hereunder. In addition to other rights, remedies and damages provided in this Lease or at law or in equity, at any time and from time to time following the occurrence of a Default, whether or not this Lease is terminated as aforesaid, Landlord shall be entitled to recover all Base Rent, Additional Rent and other amounts payable to Tenant under this Lease then due or accrued and unpaid.

(v)           In addition, Landlord, at its election, notwithstanding any other provision of this Lease, by written notice to Tenant (the “Lump Sum Election”), shall be entitled to recover from Tenant, as and for liquidated damages, at any time following any termination of this Lease, a lump sum payment representing, at the time of Landlord’s written notice of its Lump Sum Election, the sum of:

(A)          the then present value (calculated in accordance with accepted financial practice using as the discount rate the yield to maturity on United States Treasury Notes as set forth below) of the amount of unpaid Base Rent and Additional Rent that would have been payable pursuant to this Lease for the remainder of the Term following Landlord’s Lump Sum Election if this Lease had not been terminated, and

(B)          all other damages and expenses (including attorneys’ fees and expenses), if any, which Landlord shall have sustained by reason of the breach of any provision of this Lease; less

(C)          the then present value (calculated in accordance with accepted financial practice using as the discount rate the yield to maturity on United States Treasury Notes as set forth below) of the aggregate net fair market rent plus additional charges payable for the Premises for the remainder of the Term following Landlord’s Lump Sum Election, calculated as of the date of Landlord’s Lump Sum Election, and taking into account reasonable estimates of the future costs to relet any then vacant portions of the Premises (except to the extent that Tenant has actually paid such costs pursuant to this Section 21) in order to calculate the net rental revenue that Landlord may expect to obtain for the Premises for the balance of the Term (it being understood that the subtraction of the amounts determined in this paragraph (C) from the then present value of Base Rent and Additional Rent that would have been payable pursuant to this Lease for the remainder of the Term as determined in paragraph (A) shall not be deemed to result in an amount less than zero).

Landlord’s recovery under its Lump Sum Election shall be in addition to Tenant’s obligations to pay, and Landlord’s right to recover from Tenant, all Base Rent and Additional Rent due and costs incurred prior to the date of Landlord’s Lump Sum

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Election, and shall be in lieu of any Base Rent and Additional Rent which would otherwise have been due under this Section from and after the date of Landlord’s Lump Sum Election. The yield to maturity on United States Treasury Notes having a maturity date that is nearest the date that would have been the last day of the Term of the Lease, as reported in The Wall Street Journal or a comparable publication if it ceases to publish such yields, shall be used in calculating present values for purposes of Landlord’s Lump Sum Election. For the purposes of this Section, if Landlord makes the Lump Sum Election to recover liquidated damages in accordance with this Section, the total Additional Rent shall be computed based upon Landlord’s reasonable estimate of Tenant’s Share of Operating Expenses and other Additional Rent for each 12-month period in what would have been the remainder of the Term of the Lease and any part thereof at the end of such remainder of the Term, but in no event less than the amounts therefor payable for the twelve (12) calendar months (or if less than twelve (12) calendar months have elapsed since the date hereof, the partial year) immediately preceding the date of Landlord’s Lump Sum Election. Amounts of Tenant’s Share of Operating Expenses and any other Additional Rent for any partial year at the beginning of the Term or at the end of what would have been the remainder of the Term shall be prorated.

(vi)          Nothing herein contained shall limit or prejudice the right of Landlord, in any bankruptcy or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law, whether such amount shall be greater or less than the excess referred to above.

(vii)         Nothing in this Section 21 shall be deemed to affect the right of either party to indemnifications pursuant to this Lease.

(viii)        If Landlord terminates this Lease upon the occurrence of a Default, Tenant will quit and surrender the Premises to Landlord or its agents, and Landlord may, without further notice, enter upon, re-enter and repossess the Premises by summary proceedings, ejectment or otherwise. The words “enter”, “re-enter”, and “re-entry” are not restricted to their technical legal meanings.

(ix)          If either party shall be in default in the observance or performance of any provision of this Lease, and an action shall be brought for the enforcement thereof in which it shall be determined that such party was in default, the party in default shall pay to the other party all reasonable, out of pocket fees, costs and other expenses which may become payable as a result thereof or in connection therewith, including reasonable attorneys’ fees and expenses.

(x)           If Tenant shall default in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant (a) immediately or at any time thereafter and with only such notice, if any, as may be practicable under the circumstances in the case of an emergency or in case such default will result in a violation of any legal or insurance requirements, or in the imposition of any lien against all or any portion of the Premises or the Project not discharged, released or bonded over to Landlord’s satisfaction by Tenant within the time period required pursuant to Section 15 of this Lease, and (b) in any other case if such default continues after any applicable notice and cure period provided in Section 20. All reasonable costs and expenses incurred by Landlord in connection with any such performance by it for the account of Tenant and also all reasonable costs and expenses, including attorneys’ fees and disbursements incurred by Landlord in any action or proceeding (including any summary dispossess proceeding) brought by Landlord to

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enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord within 10 days after demand.

(xi)          Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 30(c), at Tenant’s expense, to the extent provided in Section 30(c).

(xii)         In addition to any other right or remedy hereunder, upon the occurrence of a Default, Landlord shall have the right to suspend funding of any Tl Allowance or the performance of Landlord’s Work (and such suspension shall constitute a Tenant Delay).

(xiii)        In the event that Tenant is in breach or Default under this Lease, whether or not Landlord exercises its right to terminate or any other remedy, Tenant shall reimburse Landlord within 15 days of demand for any out of pocket costs and expenses that Landlord may incur in connection with any such breach or Default, as provided in this Section 21(c). Such costs shall include reasonable legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability, including without limitation, reasonable legal fees and costs Landlord shall incur if Landlord shall become or be made a party to any claim or action instituted by Tenant against any third party, by any third party against Tenant or by or against any person holding any interest under or using the Premises by license of or agreement with Tenant.

(xiv)        Except as otherwise provided in this Section 21, no right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or now or hereafter existing. No waiver of any provision of this Lease shall be deemed to have been made unless expressly so made in writing expressly waiving such provision. Landlord shall be entitled, to the extent permitted by law, to seek injunctive relief in case of the violation, or attempted or threatened violation, of any provision of this Lease, or to seek a decree compelling observance or performance of any provision of this Lease, or to seek any other legal or equitable remedy. Notwithstanding any contrary provision of this Lease, Tenant shall not be liable to Landlord for any indirect, special or consequential damages, arising from a default by Tenant under this Lease; provided that this sentence shall not apply to Landlord’s damages (x) as expressly provided for in Section 8, and/or (y) in connection with Tenant’s obligations as more fully set forth in Section 30.

22.          Assignment and Subletting.

(a)           General Prohibition. Without Landlord’s prior written consent, which shall not be unreasonably withheld, subject to and on the conditions described in this Section 22, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 50% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 22. Notwithstanding the foregoing, Tenant shall have the right to (x) obtain financing from institutional or

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individual investors (including venture capital funding and corporate partners) which regularly invest in private biotechnology companies, (y) undergo a public offering, or (z) if Tenant is a public company, transfer shares of Tenant effected through any recognized exchange or through the “over the counter” market, any of which results in a change in control of Tenant without such change of control constituting an assignment under this Section 22 requiring Landlord consent, provided that (i) Tenant notifies Landlord in writing of the financing at least 5 business days prior to the closing of the financing, and (ii) provided that in no event shall such financing result in a change in use of the Premises from the use contemplated by Tenant at the commencement of the Term.

The reasons for Landlord’s reasonable withholding of consent shall include but not be limited to: (A) the business or financial reputation of the proposed assignee or sublessee, or the business or financial reputation of any of the respective principals or officers thereof, is objectionable in Landlord’s judgment, (B) the proposed assignee or sublessee is engaged in areas of scientific research or other business concerns that are controversial such that in Landlord’s reasonable judgment they may (i) attract or cause negative publicity for or about the Building or the Project, (ii) negatively affect the reputation of the Building, the Project or Landlord, (iii) attract protestors to the Building or the Project, or (iv) lessen the attractiveness of the Building or the Project to any prospective purchasers or lenders, (C) the proposed use of the Premises by the proposed assignee or sublessee will violate any applicable Legal Requirement, (D) the proposed assignee or sublessee is at that time an occupant of the Project or negotiating with Landlord or an affiliate thereof for the lease of other space in the Project, (E) if the proposed transaction is not a sublease, the proposed assignee does not have a net worth, as of the date of the Transfer, at least equal to the greater of (x) the net worth of Tenant as of the date of the Lease, and (y) the net worth of Tenant immediately prior to the Transfer Date, or otherwise lacks the creditworthiness to support the financial obligations it would incur under the proposed assignment in Landlord’s reasonable judgment, (F) if the proposed transaction is a sublease, the proposed sublessee does not have a creditworthiness, as of the date of transfer, sufficient to support the financial obligations it would incur under the proposed sublease in Landlord’s judgment, (G) the proposed assignee or sublessee is a governmental agency, (H) in Landlord’s judgment the use of the Premises by the proposed assignee or sublessee would entail any alterations that would lessen the value of the leasehold improvements in the Premises, or would require increased services by Landlord, (I) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or sublessee, (J) the proposed assignment or sublease will create a vacancy elsewhere in the Project, or (K) the assignment or sublease is prohibited by the Holder of a Mortgage on the Premises or Project.

(b)           Permitted Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises, other than pursuant to Permitted Assignment (as defined below) then at least 15 days, but not more than 45 days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent, (ii) refuse such consent, in its reasonable discretion, subject to the terms and conditions of this Section 22 (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting), or (iii) if the proposed transaction is a sublease that is not a Permitted Assignment (as defined below) and the subletting concerns (together with all other then effective subleases) 50% or more of the Premises, terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”). If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not

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withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall pay to Landlord a fee equal to Two Thousand Dollars ($2,000) in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents.

Notwithstanding the foregoing, Tenant shall have the right to assign this Lease or sublease the Premises under this Lease, upon 30 days’ prior written notice to Landlord and without Landlord’s prior written consent, to an entity controlling or controlled by Tenant (a “Permitted Affiliate Assignment”); provided, however, that (y) such assignment or subletting is for a bona fide business purpose and not principally for the purpose of transferring the lease, and (z) Landlord shall have the right to approve the form of any such sublease or assignment prior to its execution. In addition, Tenant shall have the right to assign this Lease, upon 30 days prior written notice to Landlord but without obtaining Landlord’s prior written consent and without such assignment being subject to an Assignment Termination, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a bona fide business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with GAAP) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of Tenant’s most current quarterly or annual financial statements delivered under Section 40(c) below or filed with the SEC under applicable securities laws, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease (a “Permitted Successor Assignment”). A Permitted Affiliate Assignment and Permitted Successor Assignment may each be referred to herein as a “Permitted Assignment”. For the avoidance of doubt, Landlord shall not have the right to exercise an Assignment Termination with respect to any Permitted Assignment.

(c)           Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i)            that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii)           A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a

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proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d)           No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease, (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, legal costs, advertising expenses, free rent or other reasonable concessions and any design or construction fees and tenant improvement costs directly related to and required pursuant to the terms of any such sublease) (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e)           No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f)            Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 22, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

23.          Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in the form of Exhibit G or in any other form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging, to the best of Tenant’s knowledge, that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be reasonably requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

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24.          Quiet Enjoyment. So long as Tenant is not in Default under this Lease, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

25.          Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

26.          Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations (notice of which has been delivered to Tenant) at any time or from time to time established by Landlord covering use of the Premises and the Project or portion thereof of which the Premises are a part. The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

27.          Subordination.

(a)           Subordination, Non-Disturbance and Attornment. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant’s agreement to subordinate this Lease to any future deed of trust or mortgage pursuant to this Section 27 is conditioned upon Landlord delivering to Tenant from the Holder of any such mortgage or deed of trust a commercially reasonable non-disturbance and attornment agreement and Tenant shall not unreasonably withhold, condition or delay its approval of the same. Tenant agrees within 10 business days after demand to execute, acknowledge and deliver such SNDA and such other instruments confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 24 hereof. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments, ground leases or other superior leases and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust. As of the date of this Lease, there is no existing Mortgage encumbering the Property.

(b)           Other Matters. Notwithstanding anything to the contrary herein contained, subject to the provisions of this Section 27; (i) nothing in this Section 27 shall affect Tenant’s rights under Section 18, Section 19 of this Lease, including any termination, abatement or offset rights under such Sections (whether accruing prior to or after any attornment to such mortgagee), and (ii) no holder shall be relieved of its obligations as party-Landlord arising under the Lease from or after the date (“Succession Date”) that such Holder first acquires title or possession to the Premises. Tenant agrees that this Lease shall survive the merger of estates of ground (or improvements) lessor and lessee. Until a Holder (either superior or subordinate to this Lease) forecloses Landlord’s equity of redemption (or terminates or succeeds to a new lease in the case of a ground or improvements lease), no Holder shall be liable for failure to perform any of Landlord’s obligations (and such Holder shall thereafter be liable only after it succeeds to and holds Landlord’s interest and then only as limited herein). In the event Tenant alleges that Landlord is in default under any of Landlord’s obligations under this Lease, Tenant agrees to give the

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Holder of any mortgage, by registered mail, a copy of any notice of default that is served upon the Landlord, provided that prior to such notice, Tenant has been notified, in writing of the address of any such holder.

(c)           Rent Assignment. If, at any time and from time to time, Landlord assigns this Lease or the Rent payable hereunder to the Holder of any mortgage on the Premises or the Project, or to any other party for the purpose of securing financing (the holder of any such mortgage and any other such financing party are referred to herein as the “Financing Party”), whether such assignment is conditional in nature or otherwise, the following provisions shall apply:

Except as set forth in clause (ii) below, such assignment to the Financing Party shall not be deemed an assumption by the Financing Party of any obligations of Landlord hereunder unless such Financing Party shall, by written notice to Tenant, specifically otherwise elect;

The Financing Party shall be treated as having assumed Landlord’s obligations hereunder (subject to this Section 27) only upon foreclosure of its mortgage (or voluntary conveyance by deed in lieu thereof) or the taking of possession of the Premises from and after foreclosure; and

The Financing Party shall be responsible for only such breaches under the Lease by Landlord that occur during the period of ownership by the Financing Party after such foreclosure (or voluntary conveyance by deed in lieu thereof) and taking of possession, as aforesaid.

Tenant hereby agrees to enter into such reasonable agreements or instruments as may, from time to time, be requested by Landlord in confirmation of the foregoing, subject to the requirements of this Section 27.

(d)           Other Instruments. Where Tenant in this Lease indemnifies or otherwise covenants for the benefit of mortgagees, such agreements are for the benefit of mortgagees as third party beneficiaries; and at the request of Landlord, Tenant from time to time will confirm such matters directly with such Holder.

28.          Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than Landlord or its officers, directors, employees, managers, agents and contractors (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 18 and 19 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. Landlord shall use reasonable efforts to cause Landlord’s environmental consultant to provide Tenant with comments to or approval of, as the case may be, the Surrender Plan within a reasonable time after Tenant delivers the Surrender Plan to Landlord. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed

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reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of-pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $5,000. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties; provided, however, that Landlord instructs such parties to treat the same as confidential. Tenant may redact Tenant’s proprietary and confidential information pertaining to Tenant’s HazMat Operations from the Surrender Plan.

If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the actual cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 28.

Upon the expiration or earlier termination of the Term, Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Building, restrooms or all or any portion of the Premises, Building or Project furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any of Tenant’s personal property, Tenant’s Property listed on Exhibit F, Alterations and other property of Tenant not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 30 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

29.          Waiver of Jury Trial. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

30.          Environmental Requirements.

(a)           Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises, Building, Property or Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, Building, Property or Project or any adjacent property or if contamination of the Premises, Building, Property or Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the

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loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such breach of Tenant’s obligations stated in the preceding sentence or as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, Building, Property, Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, Building, Property, Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, Building, Property, Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises, Building, Property or the Project. Notwithstanding anything to the contrary contained in Section 28 or this Section 30. Tenant shall not be responsible for, and the indemnification and hold harmless obligations set forth in this paragraph shall not apply to (i) contamination in the Premises which Tenant can prove to Landlord’s reasonable satisfaction existed in the Premises prior to the Commencement Date, (ii) the presence of any Hazardous Materials in the Premises which Tenant can prove to Landlord’s reasonable satisfaction migrated from outside the Premises into the Premises, or (iii) contamination caused by Landlord or any Landlord’s employees, agents and contractors, unless in any case, the presence of such Hazardous Materials (x) is the result of a breach by Tenant of any of its obligations under this Lease, or (y) was caused, contributed to or exacerbated by Tenant or any Tenant Party.

(b)           Business. Landlord acknowledges that it is not the intent of this Section 30 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Notwithstanding the foregoing, the Hazardous Materials List shall not be required to include Hazardous Materials contained in products customarily used by tenants in de minimis quantities for ordinary cleaning and office purposes. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Building or Property (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Building or Property for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 28 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a

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proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

(c)           Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d)           Testing. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises, Building, Property or Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the cost of such annual test of the Premises; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises, Building, Property and Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 30, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing for which Tenant is responsible under this Section 30 in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

(e)           Underground Tanks. If underground or other storage tanks storing Hazardous Materials located on the Premises, Building, Property or Project are used by Tenant or are hereafter placed on the Premises, Building, Property or Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

(f)            Tenant’s Obligations. Tenant’s obligations under this Section 30 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

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(g)           Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises, Building, Property or Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

31.          Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project, or portion thereof of which the Premises are a part, by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

32.          Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating that the Project is available for sale, or in the last 12 months of the Term, that the Premises are available to let. Landlord shall use reasonable efforts to minimize interference with Tenant’s business operations at the Premises in connection with its entry into the Premises under this Section 32. Landlord may grant and amend easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, Building and Property, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder. Landlord shall use reasonable efforts to comply with Tenant’s reasonable security, confidentiality and

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safety requirements with respect to entering restricted portions of the Premises; provided, however, that Tenant has notified Landlord of such security, confidentiality and safety requirements reasonably prior to Landlord’s entry into the Premises and provided further that in no event shall Tenant bar or prohibit access by Landlord and its employees, agents and contractors for the performance of the obligations of Landlord or the exercise of the rights of Landlord under this Lease.

33.          Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises, Building, Property and/or Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

34.          Force Majeure. Neither party shall be responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of Landlord (“Force Majeure”). Notwithstanding anything to the contrary contained in this Lease, in no event shall any payment obligations of Tenant be delayed, abated, excused or reduced by Force Majeure.

35.          Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction other than Newmark Grubb Knight Frank. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than Newmark Grubb Knight Frank, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. Pursuant to a separate agreement between Landlord and Newmark Grubb Knight Frank, Landlord shall pay the commission of Newmark Grubb Knight Frank in connection with the execution of this Lease by Landlord and Tenant if, as and when such commission is due and payable to Newmark Grubb Knight Frank.

36.          Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROPERTY OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROPERTY OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD’S OFFICERS, DIRECTORS,

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EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

37.          Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

38.          Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Building, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises, Building, Property or Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises. Standard signage on the entrance to the Building, the directory tablet or other lobby signage for the purpose of identifying tenants of the building shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type and in a location acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants.

If Landlord installs a monument sign serving the Building (“Monument Sign”), and if Tenant is the sole Tenant on the highest occupiable floor of the Building, Tenant shall be entitled, at Tenant’s cost and expense, to signage with Tenant’s name and logo on the top slot of the Monument Sign. Tenant acknowledges and agrees that Tenant’s signage on the Monument Sign including, without limitation, the location, size, color and type, shall be subject to Landlord’s prior written approval, which shall not be unreasonably withheld and shall be consistent with Landlord’s signage program at the Project and applicable Legal Requirements. Tenant shall be responsible, at Tenant’s sole cost and expense, for the maintenance of Tenant’s signage on the Monument Sign, for the removal of Tenant’s signage from the Monument Sign at the expiration or earlier termination of this Lease and for the repair of all damage resulting from such removal.

39.          Right to Expand.

(a)           Expansion on the Second Floor. Following the first time that Landlord leases the Second Floor Expansion Space to a third party, Tenant shall have a on-going right during the Base Term, but not the obligation, subject to the terms of this Section 39(a), to expand the Premises (the “Expansion Right”) to include the Second Floor Expansion Space upon the terms and conditions in this Section 39(a). For purposes of this Section 39(a), “Second Floor Expansion Space” shall mean any space on the second floor of the Building, which is not occupied by a tenant, or which is occupied by a then-existing tenant whose lease is expiring within 6 months or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space, or which is occupied by a then-existing tenant whose lease is terminating prior to its scheduled expiration date. If there is any Second Floor Expansion Space in the Building, Landlord shall, at such time as Landlord shall elect prior to marketing such Second Floor Expansion Space for lease by third parties, deliver to Tenant written notice (the “Expansion Notice”) of such Second Floor Expansion Space, together with the terms and conditions on which Landlord is prepared to lease Tenant such Second Floor Expansion Space. For the avoidance of doubt, Tenant shall be required to exercise its right under this Section 39(a) with respect to all of the space described in the Expansion Notice, including any space in addition to the Second Floor Expansion Space that is described in the Expansion Notice, which additional space shall be deemed to

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be included as part of the Second Floor Expansion Space. The term of the Lease with respect to the Second Floor Expansion Space may not be co-terminous with the Term of this Lease with respect to the then-existing Premises. Tenant shall have 10 days following receipt of the Expansion Notice to deliver to Landlord written notification (“Second Floor Acceptance Notice”) of Tenant’s exercise of the Expansion Right. If Tenant does not deliver a Second Floor Acceptance Notice to Landlord within such 10 day period, then Tenant shall be deemed to have waived its rights under this Section 39(a) to lease the Second Floor Expansion Space, and Landlord shall have the right to lease the Second Floor Expansion Space to any third party on any terms and conditions acceptable to Landlord. Notwithstanding the foregoing, if Landlord negotiates with a third party economic lease terms materially more favorable (but in no event shall the economic lease terms be considered more favorable unless the difference in net effective base rent is [ *** ]% or greater) than those offered to Tenant in the Expansion Notice, Landlord shall be required to submit the more favorable economic terms to Tenant for its review. Tenant shall have 5 days after receipt of the more favorable terms to accept or reject the revised terms. If Tenant rejects the more favorable terms, Landlord shall have the right to lease the Second Floor Expansion Space to any third party on terms acceptable to Landlord, in its sole and absolute discretion, and Tenant shall be deemed to have waived its rights under this Section 39(a). Notwithstanding anything to the contrary contained herein, Tenant shall have no right to exercise the Expansion Right and the provisions of this Section 39(a) shall no longer apply after the date that is 9 months prior to the expiration of the Base Term if Tenant has not exercised its Extension Right pursuant to Section 40.

(b)           Expansion on the First Floor/Basement. Following the first time that Landlord leases the First Floor/Basement Expansion Space to a third party, Tenant shall have the on-going right during the Base Term, but not the obligation, subject to the terms of this Section 39(b), to expand the Premises (the “First Floor/Basement Expansion Right”) to include the First Floor/Basement Expansion Space upon the terms and conditions in this Section 39(b). For purposes of this Section 39(b), “First Floor/Basement Expansion Space” shall mean that certain space on the first floor of the Building consisting of approximately 25,303 rentable square feet and that certain portion of the basement containing approximately 4,895 rentable square feet, all as shown on Exhibit H attached hereto, which is not occupied by a tenant, or which is occupied by a then-existing tenant whose lease is expiring within 6 months or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space, or which is occupied by a then-existing tenant whose lease is terminating prior to its scheduled expiration date. If there is any First Floor/Basement Expansion Space in the Building, Landlord shall, at such time as Landlord shall elect prior to marketing such First Floor/Basement Expansion Space for lease to third parties, deliver to Tenant written notice (the “First Floor/Basement Expansion Notice”) of such First Floor/Basement Expansion Space, together with the terms and conditions on which Landlord is prepared to lease Tenant such First Floor/Basement Expansion Space. For the avoidance of doubt, Tenant shall be required to exercise its right under this Section 39(b) with respect to all of the space described in the First Floor/Basement Expansion Notice, including any space in addition to the First Floor/Basement Expansion Space that is described in the First Floor/Basement Expansion Notice, which additional space shall be deemed to be included as part of the First Floor/Basement Expansion Space. The term of the Lease with respect to the First Floor/Basement Expansion Space may not be co-terminous with the Term of this Lease with respect to the then-existing Premises. Tenant shall have 10 days following receipt of the First Floor/Basement Expansion Notice to deliver to Landlord written notification (“First Floor/Basement Acceptance Notice”) of Tenant’s exercise of the First Floor/Basement Expansion Right. If Tenant does not deliver a First Floor/Basement Acceptance Notice to Landlord within such 10 day period, then Tenant shall be deemed to have waived its rights under this Section 39(b) to lease the First Floor/Basement Expansion Space, and Landlord shall have the right to lease the First Floor/Basement Expansion Space to any third party on any terms and conditions acceptable to Landlord. Notwithstanding the foregoing, if Landlord negotiates with a third party economic lease terms materially more favorable (but in no event shall the economic lease terms be considered more favorable unless the difference in net effective base rent is [ *** ]% or greater) than those offered to Tenant in the First Floor/Basement Expansion Notice, Landlord shall be required to submit the more favorable economic terms to Tenant for its review. Tenant shall have 5 days after receipt of the more favorable terms to accept or reject the revised terms. If Tenant rejects the more favorable terms, Landlord shall have the right to lease the First Floor/Basement Expansion Space to any third party on terms acceptable to Landlord, in its sole and absolute discretion, and Tenant shall be deemed to have

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waived its rights under this Section 39(b). Notwithstanding anything to the contrary contained herein, Tenant shall have no right to exercise the First Floor/Basement Expansion Right and the provisions of this Section 39(b) shall no longer apply after the date that is 9 months prior to the expiration of the Base Term if Tenant has not exercised its Extension Right pursuant to Section 40.

(c)           Amended Lease. If: (i) Tenant fails to timely deliver notice accepting the terms of an Expansion Notice or a First Floor/Basement Expansion Notice, as applicable, or (ii) after the expiration of a period of 10 days after Landlord’s delivery to Tenant of a lease amendment for Tenant’s lease of the Second Floor Expansion Space or the First Floor/Basement Expansion Space, as applicable, no lease amendment for the Second Floor Expansion Space or First Floor/Basement Expansion Space, as applicable, acceptable to both parties, each in their sole and absolute discretion, has been executed, Tenant shall be deemed to have forever waived its right under this Section 39 to lease such Second Floor Expansion Space or First Floor/Basement Expansion Space, as applicable.

(d)           Exceptions. Notwithstanding the above, the Expansion Right and the First Floor/Basement Expansion Right shall not be in effect and may not be exercised by Tenant:

(i)            during any period of time that Tenant is in Default under any provision of the Lease; or

(ii)           if Tenant has been in Default under any provision of the Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Expansion Right or First Floor/Basement Expansion Right.

(e)           Termination. The Expansion Right and the First Floor/Basement Expansion Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Expansion Right or First Floor/Basement Expansion Right, as applicable,, if, after such exercise, but prior to the commencement date of the lease of the Second Floor Expansion Space or the First Floor/Basement Expansion Space, as applicable, (i) Tenant fails to timely cure any default by Tenant under the Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Expansion Right or the First Floor/Basement Expansion Right, as applicable, to the date of the commencement of the lease of the Second Floor Expansion Space or the First Floor/Basement Expansion Space, as applicable, whether or not such Defaults are cured.

(f)            Rights Personal. The Expansion Right and the First Floor/Basement Expansion Right are personal to Tenant and are not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that the Extension Right and the First Floor/Basement Expansion Right may be assigned in connection with any Permitted Assignment of this Lease.

(g)           Intentionally Omitted.

(h)           No Extensions. The period of time within which the Expansion Right or the First Floor/Basement Expansion Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Expansion Right or First Floor/Basement Expansion Right.

40.          Right to Extend Term. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

(a)           Extension Right. Tenant shall have 1 right (the “Extension Right”) to extend the term of this Lease for 5 years (the “Extension Term”) on the same terms and conditions as this Lease (other than Base Rent and the Work Letter) by giving Landlord written notice of its election to exercise the Extension Right at least 9 months prior to the expiration of the Base Term of the Lease.

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Upon the commencement of the Extension Term, Base Rent shall be payable at the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of such Extension Term by a percentage as determined by Landlord and agreed to by Tenant at the time the Market Rate is determined. As used herein, “Market Rate” shall mean the then market rental rate for space comparable to the Premises in a building comparable to the Building in the East Cambridge and Kendall Square market area of Cambridge, MA as determined by Landlord and agreed to by Tenant or determined by arbitration as provided below. In addition, Landlord may impose a market rent for the parking rights provided hereunder.

Within 30 days of the delivery to Landlord of Tenant’s written notice of Tenant’s election to exercise an Extension Right, Landlord shall deliver to Tenant Landlord’s determination of the Market Rate and rent escalations for the Extension Term. If, on or before the date which is 240 days prior to the expiration of the Base Term of this Lease, Tenant has not agreed with Landlord’s determination of the Market Rate and the rent escalations for the Extension Term, Tenant may by written notice to Landlord given not later than 210 days prior to the expiration of the Base Term of this Lease, elect arbitration as described in Section 40(b) below. If Tenant does not elect such arbitration, Tenant shall be deemed to have waived any right to extend, or further extend, the Term of the Lease and Tenant’s Extension Right shall terminate.

(b)           Arbitration.

(i)            Within 10 days of Tenant’s notice to Landlord of its election to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (as defined below) to determine the Market Rate and escalations. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days’ prior written notice to the other party of such intent.

(ii)           The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

(iii)          An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the

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American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office, high tech and life sciences real estate in the Cambridge, Massachusetts market area, or (B) a licensed commercial real estate broker with not less than 15 years’ experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the Cambridge, Massachusetts market area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

(c)           Rights Personal. The Extension Right is personal to Tenant and, other than in connection with any Permitted Assignment of this Lease, is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease.

(d)           Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall not be in effect and Tenant may not exercise the Extension Right:

(i)            during any period of time that Tenant is in Default under any provision of this Lease; or

(ii)           if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12-month period immediately prior to the date that Tenant intends to exercise the Extension Right, whether or not the Defaults are cured; or

(iii)          if the party named as Tenant in the Basic Lease Provisions as of the date of this Lease or an assignee pursuant to a Permitted Assignment is not in occupancy of at least 50% of the Premises demised hereunder both at the time of the exercise of any such Extension Right and at the time of the commencement of the Extension Term.

(e)           No Extensions. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right.

(f)            Termination. The Extension Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of an Extension Right, if, after such exercise, but prior to the commencement date of the Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of an Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

41.          Roof Equipment. As long as Tenant is not in Default under this Lease, Tenant shall have the right at its sole cost and expense, subject to compliance with all Legal Requirements, to install, maintain, and remove on the top of the roof of the Building, in a location determined by Landlord, a dedicated back-up generator serving the Premises (the “Roof Equipment”) on the following terms and conditions:

(a)           Requirements. Tenant shall submit to Landlord (i) the plans and specifications for the installation of the Roof Equipment, (ii) copies of all required governmental and quasi-governmental permits, licenses, and authorizations that Tenant will and must obtain at its own expense, with the cooperation of Landlord, if necessary for the installation and operation of the Roof Equipment, and (iii) an insurance policy or certificate of insurance evidencing insurance coverage as required by this Lease and any other insurance as reasonably required by Landlord for the installation and operation of the Roof Equipment. Landlord shall not unreasonably withhold or delay its approval for the installation and operation of the Roof Equipment; provided, however, that Landlord may reasonably withhold its approval

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if the installation or operation of the Roof Equipment (A) may damage the structural integrity of the Building, (B) may void, terminate, or invalidate any applicable roof warranty, (C) may interfere with any service provided by Landlord or any tenant of the Building, (D) may reduce the leasable space in the Building, or (E) is not properly screened from the viewing public.

(b)                                 No Damage to Roof. If installation of the Roof Equipment requires Tenant to make any roof cuts or perform any other roofing work, such cuts shall only be made to the roof area of the Building located directly above the Premises and only in the manner designated in writing by Landlord; and any such installation work (including any roof cuts or other roofing work) shall be performed by Tenant, at Tenant’s sole cost and expense by a roofing contractor designated by Landlord. If Tenant or its agents shall otherwise cause any damage to the roof during the installation, operation, and removal of the Roof Equipment such damage shall be repaired promptly at Tenant’s expense and the roof shall be restored in the same condition it was in before the damage. Landlord shall not charge Tenant Additional Rent for the installation and use of the Roof Equipment. If, however, Landlord’s insurance premium or Tax assessment increases as a result of the Roof Equipment, Tenant shall pay such increase as Additional Rent within ten (10) days after receipt of a reasonably detailed invoice from Landlord. Tenant shall not be entitled to any abatement or reduction in the amount of Rent payable under this Lease if for any reason Tenant is unable to use the Roof Equipment. In no event whatsoever shall the installation, operation, maintenance, or removal of the Roof Equipment by Tenant or its agents void, terminate, or invalidate any applicable roof warranty.

(c)                                  Protection. The installation, operation, and removal of the Roof Equipment shall be at Tenant’s sole risk. Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all claims, costs, damages, liabilities and expenses (including, but not limited to, attorneys’ fees) of every kind and description that may arise out of or be connected in any way with Tenant’s installation, operation, or removal of the Roof Equipment.

(d)                                 Removal. At the expiration or earlier termination of this Lease or the discontinuance of the use of the Roof Equipment by Tenant, Tenant shall, at its sole cost and expense, remove the Roof Equipment from the Building. Tenant shall leave the portion of the roof where the Roof Equipment was located in good order and repair, reasonable wear and tear excepted. If Tenant does not so remove the Roof Equipment, Tenant hereby authorizes Landlord to remove and dispose of the Roof Equipment and charge Tenant as Additional Rent for all costs and expenses incurred by Landlord in such removal and disposal. Tenant agrees that Landlord shall not be liable for any Roof Equipment or related property disposed of or removed by Landlord.

(e)                                  No Interference. The Roof Equipment shall not interfere with the proper functioning of any telecommunications equipment or devices that have been installed or will be installed by Landlord or for any other tenant or future tenant of the Building. Tenant acknowledges that other tenant(s) may have approval rights over the installation and operation of telecommunications equipment and devices on or about the roof, and that Tenant’s right to install and operate the Roof Equipment is subject and subordinate to the rights of such other tenants. Tenant agrees that any other tenant of the Building that currently has or in the future takes possession of any portion of the Building will be permitted to install such telecommunication equipment that is of a type and frequency that will not cause unreasonable interference to the Roof Equipment.

(f)                                   Relocation. Landlord shall have the right, at its sole cost and expense and after 60 days prior written notice to Tenant, to relocate the Roof Equipment to another site on the roof of the Building as long as such site reasonably meets Tenant’s sight line and interference requirements and does not unreasonably interfere with Tenant’s use and operation of the Roof Equipment.

(g)                                  Access. Landlord grants to Tenant the right of ingress and egress on a 24 hour 7 day per week basis to install, operate, and maintain the Roof Equipment. Before receiving access to the roof of the Building, Tenant shall give Landlord at least 24 hours’ advance written or oral notice, except in emergency situations, in which case advance oral notice shall be given by Tenant to Landlord (provided that in emergency situations Tenant shall endeavor to give Landlord at least 2 hours’ advance oral

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notice). Landlord shall supply Tenant with the name, telephone, and pager numbers of the contact individual(s) responsible for providing access during emergencies.

(h)                                 Appearance. If permissible by Legal Requirements, the Roof Equipment shall be painted the same color as the Building so as to render the Roof Equipment virtually invisible from ground level.

(i)                                     No Assignment. The right of Tenant to use and operate Roof Equipment shall be personal solely to Rubius Therapeutics, Inc., and (i) no other person or entity shall have any right to use or operate the Roof Equipment, and (ii) Tenant shall not assign, convey, or otherwise transfer to any person or entity any right, title, or interest in all or any portion of the Roof Equipment or the use and operation thereof other than in connection with an assignment of this Lease pursuant to Section 22.

(j)                                    General. Commencing on the date the Roof Equipment is installed, Tenant shall have all of the obligations under this Lease with respect to the portion of the roof on which the Roof Equipment is located as though such portion of the roof were part of the Premises including, without limitation, the delivery of a Surrender Plan pursuant to Section 28, except that Tenant shall not be required to pay Base Rent with respect to such roof space.

42.                               Miscellaneous.

(a)                                 Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b)                                 Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c)                                  Financial Information. Upon written request from Landlord, Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent unaudited (or, if available, audited) annual financial statements within 180 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent unaudited quarterly financial statements within 45 days of the end of each of Tenant’s first three fiscal quarters of each of Tenant’s fiscal years during the Term, (iii) at Landlord’s reasonable request from time to time, updated business plans, including cash flow projections and/or pro forma balance sheets and income statements, all of which shall be treated by Landlord as confidential information belonging to Tenant, (iv) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (v) any other financial information or summaries that Tenant typically provides to its lenders or shareholders. If the stock of Tenant is publicly traded on a recognized national exchange, then Tenant’s filing of quarterly and annual financial statements with the SEC shall be deemed to satisfy Tenant’s obligations to deliver financial statements under this Section.

(d)                                 Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease. Nothing contained in this Lease is intended to prohibit Tenant from filing this Lease with the Securities and Exchange Commission (“SEC”) to the extent that Tenant is required to do so pursuant to applicable SEC requirements. Prior to any such filing of this Lease, Tenant shall redact the Base Rent and other economic terms to the extent permitted by applicable SEC regulations.

(e)                                  Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed

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to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f)                                   Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g)                                  Entire Agreement; Amendment. This Lease constitutes the entire agreement between Landlord and Tenant pertaining to the lease of the Premises and supersedes all other agreements, whether oral or written, pertaining to the lease of the Premises, and no other agreements with respect thereto shall be effective. Any amendments or modifications of this Lease shall be in writing and signed by both Landlord and Tenant, and any other attempted amendment or modification of this Lease shall be void.

(h)                                 Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(i)                                     Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the Commonwealth of Massachusetts, excluding any principles of conflicts of laws.

(j)                                    Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(k)                                 OFAC. Tenant, and, to Tenant’s knowledge, all beneficial owners of Tenant, are currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the Term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(l)                                     Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(m)                             No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

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(n)                                 Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

(o)                                 “Green” Certification. Tenant acknowledges that Landlord may, but shall not be obligated to, seek to obtain Leadership in Energy and Environmental Design (LEED), WELL Building Standard, or other similar “green” certification with respect to the Project and/or the Premises, and Tenant agrees, at no material cost to Tenant, to reasonably cooperate with Landlord, and to provide such information and/or documentation in Tenant’s possession or control as Landlord may reasonably request, in connection therewith.

[Signatures on next page]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

RUBIUS THERAPEUTICS, INC.,
a Delaware corporation

By:	/s/ Joanne M. Protano
Print Name:	Joanne M. Protano
Title:	VP Finance, Secretary & Treasurer

LANDLORD:

ARE-MA REGION NO. 58, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, LP., a Delaware limited partnership, managing member

By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

By:	/s/ Jackie Clem
Print Name:	Jackie Clem
Title:	Senior Vice President RE Legal Affairs

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EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

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EXHIBIT B TO LEASE

DESCRIPTION OF PROPERTY

Real property in the County of Middlesex, Commonwealth of Massachusetts, described as follows:

BUILDING 1500 AND 1700:

A parcel of land located on the comer of Binney Street and Cardinal Medeiros Avenue in the City of Cambridge, Middlesex County, Commonwealth of Massachusetts, bounded and described as follows:

Beginning at the intersection of northerly sideline of Binney Street with the easterly sideline of Cardinal Medeiros Avenue,

Thence running N 22° 38’ 34” E along said easterly sideline of Cardinal Medeiros Avenue a distance of 220.97 feet to a point at land now or formerly of Escape Realty Trust;

Thence by land now or formerly of said Escape Realty Trust the following three courses:

S 67°2A’IT E a distance of 165.49 feet to a point;

S 22°38’ 14” W a distance of 55.49 feet to a point; and

S 67021’26” E a distance of 24.50 feet to a point at land now or formerly of Calusa, NV.;

Thence S 22°38’34” W by land of said Calusa, N. V. a distance of 165.53 feet to a point on the northerly sideline of Binney Street;

Thence N 67°22’57’ W along said northerly sideline of Binney Street a distance of 190.00 feet to the point of beginning.

Said parcel being shown on a plan of land entitled “Subdivision Plan of Land in Cambridge, Massachusetts, being a Subdivision of Land as shown on Land Court Plan 1991 A,” prepared by Cullman Engineering Co., Inc., dated September 23,1994 and filed as Plan No. 1147 of 1994 in Book 25003, Page 496.

Together with the right to park in the garage pursuant to the terms and provisions of a Parking Lease Agreement dated February 15,1996 between Cambridge 1400 Limited Partnership and Old Portland Realty Trust, a notice of which is recorded on February 15,1996 in Book 26053, Page 137, as affected by Assignment and Assumption of Lessee’s Interest Under Parking Lease Agreement dated as of May 1, 1998 and recorded on May 5,1998 in Book 28542, Page 104.

Together with the rights and easements set forth in the Easements Agreement dated December 17, 1984 and filed as Document No. 673502, said latter agreement as affected by Amendment to Easements Agreement, dated April 7,2006 and filed as Document No. 1416496.

THEATER PARCEL:

Four parcels of land in die City of Cambridge, Middlesex County, Massachusetts, more particularly described as follows:

Parcel One:

That certain parcel of land situated in the City of Cambridge, Middlesex County, Massachusetts, bounded and described as follows:

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Commencing at a point on the easterly side of Cardinal Medeiros Avenue, said point being 220.97 feet northeasterly from the intersection of said easterly side of Cardinal Medeiros Avenue and the northerly side of Binney Street

THENCE:

N 36° 07 05” E 131.92 feet, on said Cardinal Medeiros Avenue; thence

S 53° 08’ 55” E 178.01 feet by land now or formerly of Cambridge Furniture Company, thence

S 36° 07* 05” W 129.50 feet by land now or formerly of Trustees of Old Binney Realty Trust, thence

N 53° 55’ 46” W 178.00 feet by land now or formerly of Trustees of Old Portland Realty Trust, said point being the point of beginning.

The above described parcel is shown on a plan entitled “Plan of Property owned by Old Binney Realty Trust, Cardinal Medeiros Avenue and Binney Street, Cambridge, Massachusetts: dated March 30, 1988, by Cullinan Engineering Co., Inc., Auburn-Boston, Massachusetts, recorded in Middlesex South District Registry of Deeds as Plan 503 of 1988 recorded in Book 18990 at Page 349 and on Plan No. 1147 of 1994 and contains 23,266 square feet, more or less, according to said plan.

Together with the right to park in the garage pursuant to the terms and provisions of the lease between Cambridge 1400, Inc., and Escape Realty Trust, notice of which is recorded on December 19,1994 in Book 25047, Page 479, and filed as Document no. 964205, as affected by Assignment and Assumption of Lessee’s Interest under Parking Lease Agreement between Michael T. Reardon, as Trustee of Escape Realty Trust and One Kendall LLC, dated as of May 1,1998, recorded on May 5, 1998 in Book 28542, Page 160 and filed as Document No. 1064503.

Parcel Two:

A parcel of land situated in the City of Cambridge, Middlesex County, Commonwealth of Massachusetts being more particularly bounded and described as follows:

Beginning at a point on the division line between land now or formerly of Trustees of Old Portland Realty Trust and land now or formerly of Kendall Three Realty Trust, said point being S 53°55’46” E, a distance of 178.00 feet from the southeasterly line of Cardinal Medeiros Avenue;

THENCE running S 36°07’05” W, by land now or formerly of Calusa, N.V.; a Netherlands Antilles Corporation a distance of SS.50 feet, to a point;

THENCE running through land, now or formerly of Old Portland Realty Trust on the following two (2) courses;

N 53°52’55” W, a distance of 12.50 feet, to a point and

N 36°06’45” E, a distance of 55.49 feet, to a point at land now or formerly of Trustees of Kendall Three Realty Trust;

THENCE running by land of said Trustees of Kendall Three Realty Trust, S 53°55’46” E, a distance of 12.51 feet, to the Point of Beginning.

Said parcel is shown as Lot A on a plan titled “Subdivision Plan of Land in Cambridge, Massachusetts, being a subdivision of land as shown on Land Court Plan 1991 A, scale: 1” = 40’, September 23,1994” by Cullinan Engineering Co., Inc. Civil Engineers and Land Surveyors, Auburn - Boston, Massachusetts,

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which plan is recorded as Plan No. 1147 of 1994 and contains 694 square feet, more or less, according to said plan.

Together with the right to park in the garage pursuant to the terms and provisions of the lease between Cambridge 1400, Inc., and Escape Realty Trust, notice of which is recorded on December 9,1994 in Book 25047, Page 479, as affected by Assignment and Assumption of Lessee’s Interest Under Parking Lease Agreement between Michael T. Reardon, as Trustee of Escape Realty Trust and One Kendall LLC, dated as of May 1,1998, recorded on May 5, 1998 in Book 28542, Page 160 and filed as Document No. 1064503.

Parcel Three:

A parcel of land situated in the City of Cambridge, Middlesex County, Commonwealth of Massachusetts being more particularly bounded and described as follows:

Beginning at a point on the division line between land now or formerly of Trustees of Kendall Three Realty Trust and land now or formerly of Cambridge Furniture Company, said point being S 53° 08’ 55” E, a distance of 178.01 feet from the southeasterly line of Cardinal Medeiros Avenue;

THENCE running S 53°08’ 55” E, in part by land of said Cambridge Furniture Company, and in part through land, now or formerly of Calusa, NV.; a Netherlands Antilles Corporation, a distance of 15.03 feet to a point;

THENCE running through land of said Calusa, N.V.; a Netherlands Antilles Corporation on the following six (6) courses:

S 24° 01’ 50” W, a distance of 19.90 feet, to a point; N 53° 52’ 55” W, a distance of 17.19 feet to a point; S 36° 07’ 05” W, a distance of 159.73 feet, to a point; S 53° 52’ 55” E, a distance of 31.69 feet, to a point; S 24° 12’ 53” W, a distance of 5.74 feet, to a point; and

N 53° 52’ 55” W, a distance of22.87 feet, to a point at a land now or formerly of Trustees of Old Portland Realty Trust;

THENCE running by land of said Trustees of Old Portland Realty Trust, N 53° 52’ 55” W, a distance of 12.00 feet to a point, and N 36° 07’ 05” E, a distance of 55.50 feet, to a point at land now or formerly of Trustees of Kendall Three Realty Trust;

THENCE running by land of said Trustees of Kendall Three Realty Trust, N 36° 07’ 05” E, a distance of 129.50 feet, to the Point of Beginning.

Said parcel is shown as Lot B on a plan titled “Subdivision Plan of Land in Cambridge, Massachusetts, being a subdivision of land as shown on Land Court Plan 1991 A, scale: 1”= 40’, September 23, 1994; by Cullinan Engineering Co., Inc. Civil Engineers and Land Surveyors, Auburn, Boston, Massachusetts, which plan is recorded as Plan No. 1147 of 1994 and contains 846 square feet, more or less, according to said plan.

Together with the right to park in the garage pursuant to the terms and provisions of the lease between Cambridge 1400, Inc., and Escape Realty Trust, notice of which is recorded on December 9,1994 in Book 25047, Page 479, as affected by Assignment and Assumption of Lessee’s Interest Under Parking Lease Agreement between Michael T. Reardon, as Trustee of Escape Realty Trust and One Kendall LLC, dated as of May 1,1998, recorded on May 5, 1998 in Book 28542, Page 160 and filed as Document No.1064503.

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PARCELS ONE, TWO AND THREE of the Theatre Parcel herein described are shown as Recorded Land Area 24,806 square feet on a Plan prepared for Trustees of Escape Realty Trust dated July 23, 1996 and recorded as Plan No. 699 of 1996.

Parcel Four:

REGISTERED LAND:

A parcel of land situated in the City of Cambridge, Middlesex County, Commonwealth of Massachusetts being more particularly bounded and described as follows:

Beginning at a point, being the southwest corner of the parcel herein described at point being 180.00 feet southeasterly of the southeasterly line of Cardinal Medeiros Avenue, and being N 36° 07* 05” E and a distance of 171.15 feet from the northeasterly line of Binney Street.

THENCE running through land, now or formerly of Calusa, NV; a Netherlands Antilles Corporation, on the following (6) courses:

N 36° 07’ 05” E, a distance of 159.73 feet to a point, said course being 180.00 feet southeasterly of and parallel to the southeasterly line of Cardinal Medeiros Avenue;

S 53° 52’ 55” E, a distance of 17.19 feet, to a point;

S 24° 01’ 50” W, a distance of 25.55 feet, to a point;

N 65° 47’ 07” W, a distance of 18.84 feet, to a point;

S 24° 12’ 53” W. a distance of 133.74 feet, to a point; and

N 53° 52’ 55” W, a distance of 31.69 feet, to the Point of BegiiHiing.

Said parcel containing 2,890 square feet, more or less, according to the plan, and being shown as Lot 1 on a plan titled “Subdivision Plan of Land in Cambridge, Massachusetts, being a subdivision of land as shown on Land Court Plan 1991 A, Scale: 1”-= 40’, September 23,1994” by Cullinan Engineering Co., Inc. Civil Engineers and Land Surveyors, Auburn - Boston, Massachusetts, filed as Plan No. 1991B and also described in Certificate of Tide No. 201102 in Book 1135, Page 152.

Together with the right to park in the garage pursuant to the terms and provisions of the lease between Cambridge 1400, Inc., and Escape Realty Trust, notice of which is recorded on December 9,1994 in Book 25047, Page 479, as affected by Assignment and Assumption of Lessee’s Interest Under Parking Lease Agreement between Michael T. Reardon, as Trustee of Escape Realty Trust and One Kendall LLC, dated as of May 1,1998, recorded on May 5,1998 in Book 28542, Page 160 and filed as Document No.1064503.

Perimeter of Parcel for Buddings 1500 and 1700

Beginning at the intersection of northerly sideline of Binney Street with easterly sideline of Cardinal Medeiros Avenue.

Thence running N 22° 38’34” E along said easterly sideline of Cardinal Medeiros Avenue a distance of220.97 feet to a point at land now or formerly of One Kendall LLC;

Thence by land now or formerly of said One Kendall IXC the following four courses: S 67° 24’ 17” E a distance of 165.50 feet to a point; S 22° 38’ 14” W distance of 55.49 feet to a point; S 67° 21’ 26” E a distance of 24.50 feet to a point;

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S 22° 38’ 34” W a distance of 165.53 feet to a point on the northerly sideline of Binney Street;

Thence N 67°22’57” W along said northerly sideline of Binney Street a distance of 190.00 feet to the point of beginning.

Perimeter of Theatre Parcel

A parcel of land located on Cardinal Medeiros Avenue in the City of Cambridge, Middlesex County, Commonwealth of Massachusetts, bounded and described as follows:

Beginning at a point along easterly sideline of Cardinal Medeiros Avenue, at a distance of 220.97 feet from the intersection of northerly sideline of Binney Street with easterly sideline of Cardinal Medeiros Avenue,

Thence running N 22°38’34” E along said easterly sideline of Cardinal Medeiros Avenue a distance of 131.93 feet to a point at land now or formerly of Red Jacket Limited Partnership;

Thence S 66°37’26” E a distance of 193.04 feet by land now or formerly of said Red Jacket Limited Partnership to a point at land now or formerly of One Kendall LLC;

Thence by land now or formerly of One Kendall LLC the following four courses:

S 10°33’ 19” W distance of45.45 feet to a point;

N 79°15’ 38” W a distance of 18.84 feet to a point;

S 10°44’22” W a distance of 139.48 feet to a point;

And N 67°21’26” W a distance of22.87 feet to a point at land now or formerly of Old Kendall Property LLC;

Thence by land of said Old Kendall Property LLC the following three courses:

N 67°21’26” W a distance of 24.50 feet to a point;

N 22°38’14” E a distance of 55.49 feet to a point;

And N 67°24’17” W a distance of 165.49 feet to the point of beginning

GARAGE PARCEL

PARTLY REGISTERED LAND:

A parcel of registered and unregistered land located on Binney Street, in the City of Cambridge, Middlesex County, Commonwealth of Massachusetts, bounded and described as follows;

Beginning at a point on the northerly sideline of Binney Street, said point being S 67°22’57” E a distance of 190.00 feet from the intersection of said northerly sideline of Binney Street with the easterly sideline of Cardinal Medeiros Avenue.

Thence running N 22° 38’ 34’ E along land now or formerly of Trustees of Old Portland Realty Trust a distance of 165.53 feet to a point at land now or formerly of Escape Realty Trust;

Thence by land now or formerly of said Escape Realty Trust the following five courses:

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S 67°21’26” E a distance of22.87 feet to a point;

N 10°44’22” E a distance of 139.48 feet to a point;

S 79°15’38”E a distance of 18.84 feet to a point;

N 10°33’19” E a distance of45.45 feet to a point; and

N 66°37’26” W a distance of 13.03 feet to a point at land now or formerly of Cambridge Furniture Company;

Thence N 22°38’34” E by land of said Cambridge Furniture Company a distance of 109.85 feet to a point;

Thence S 67°2P26” E a distance of205.92 feet to a point at land now or formerly of Consolidated Rait Corporation;

Thence S 10 44’ 19” W by land now or formerly of said Consolidated Rail Corporation a distance of 510.75 feet to a point on the northerly sideline of Binney Street;

Thence N 57°11’37” W along the northerly sideline of Binney Street a distance of 223.54 feet to a point;

Thence N 67°22’57” W continuing along said northerly sideline of Binney Street a distance of 81.24 feet to the point of beginning.

Including Lot 2 shown on Land Court Plan 1991 B (Registered Land).

Together with the rights set forth in Easements Agreement dated December 17,1984, between Old Cambridge Realty Trust and the Old Kendall Trustees, filed as Document No. 673502, as affected by Amendment to Easements Agreement, dated April 7, 2006 and filed as Document No. 1416496.

LOT 1B

That certain parcel of land situated in the City of Cambridge, Middlesex County, Commonwealth of Massachusetts, bounded and described as follows:

Beginning at the northwest corner of Lot 1A, said point being the southwest comer of the parcel herein described:

THENCE running N 10°45’46” E, in part by land now or formerly of Linden Park Homes, Inc., in part by Wellington Harrington Memorial Way and in part by land, now or formerly of William Burke & Ruth Burke, a distance of 743.59 feet to a point;

THENCE running S 80°26’35” E by Lot 2 on a plan hereinafter described, a distance of 17.00 feet, to a point;

THENCE pinning S 10°44’19 W, by land now or formerly of Consolidated Rail Corporation, a distance of 747.58 feet to a point, being the northeast corner of Lot 1 A;

THENCE running N 67°21’26” W, by Lot 1 A, a distance of 17.69 feet to the point of beginning.

Said parcel being part of Lot 1 shown on a plan by Survey Engineers of Boston tided, “Subdivision Plan of Land in Cambridge, MA” dated January 5, 1987 and recorded as Plan No. 1747 of 1987 in Book 18765, Page 303.

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EXHIBIT C TO LEASE

WORK LETTER

THIS WORK LETTER (this “Work Letter”) is attached to and incorporated into that certain Lease dated January 18, 2018 (the “Lease”) by and between ARE-MA REGION NO. 58, LLC, a Delaware limited liability company (“Landlord”), and RUBIUS THERAPEUTICS, INC., a Delaware corporation (“Tenant”). Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1.                                      General Requirements; Landlord’s Construction of the Building.

(a)                                 Tenant’s Authorized Representative. Tenant designates Joanne Protano and Torben Straight Nissen (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days’ advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b)                                 Landlord’s Authorized Representative. Landlord designates William DePippo and Tim White (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days’ advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c)                                  Landlord’s Construction of the Building. Landlord shall construct the following improvements on the Land (collectively, the “Non-TI Project Improvements”): (i) shell and core improvements for the Building (the “Shell and Core Improvements”); and (ii) all landscaping, plaza areas, walkways, driveways, sidewalks, and other improvements for the Project (the “Site Improvements”), in accordance with the Shell, Gore and Site Construction Documents (as defined below). Landlord shall construct the Non-TI Project Improvements at its sole cost and expense, except as otherwise expressly set forth herein. The cost of the Tenant Improvements to be undertaken by Landlord shall be paid for in accordance with Section 6 of this Work Letter.

(i)                                     Non-TI Project Improvements; Non-TI Construction Manager. The construction manager for the Non-TI Project Improvements is The Richmond Group (“Non-TI Construction Manager”). The Non-TI Project Improvements shall be constructed pursuant to the Shell, Core and Site Construction Documents, as the same may be further modified as provided in this Work Letter to include any Landlord Modifications (as such term is defined below) and/or as required by any applicable Governmental Authorities.

(ii)                                  Project Architect. Landlord has engaged Perkins & Will as the architect for the Non-TI Project Improvements (the “Project Architect”).

(iii)                               Shell, Core and Site Construction Documents. The Shell, Core and Site Construction Documents for the construction of the Non-TI Project Improvements, a copy of which were furnished to and approved by Tenant prior to execution of the Lease, are listed on Schedule 1(c)(iii) (the “Shell Core and Site Construction Documents”).

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(iv)                              Landlord Modifications to Shell, Core and Site Construction Documents. It is anticipated that as Landlord completes construction of the Non-TI Project Improvements, Landlord may reasonably require changes to the Shell, Core and Site Construction Documents as Landlord shall desire and/or as may be required to obtain occupancy permits and other governmental approvals and comply with Legal Requirements. Landlord shall be entitled, from time to time, to make any such changes to the Shell, Core and Site Construction Documents (collectively, the “Landlord Modifications”), without Tenant’s consent, so long as such Landlord Modifications, if implemented, would not: (i) effect material changes to the design of the Non-TI Project Improvements to the extent that such design affects the Premises or the construction of the Tenant Improvements; or (ii) adversely affect Tenant’s contemplated use or occupancy of the Building or the Project for the Permitted Uses; or (iii) materially increase the costs, or delay the Tl Substantial Completion, of the Tenant Improvements (each as hereinafter defined) beyond the Target Commencement Date (collectively, an “Adverse Condition”); provided, however, to the extent a Landlord Modification is necessary to comply with Legal Requirements or is required by any applicable Governmental Authorities in connection with its enforcement of Legal Requirements, such Landlord Modification shall not constitute an Adverse Condition. In the event any such Landlord Modification, if implemented, would create an Adverse Condition, Landlord shall notify Tenant in writing of such Landlord Modifications prior to implementation thereof (which notice shall include Landlord’s description of the Adverse Condition, and the adverse effects and impacts which Landlord believes comprise such Adverse Condition to the extent then known or reasonably anticipated by Landlord), and Tenant shall, within five (5) business days after receipt of Landlord’s notice, notify Landlord of Tenant’s approval or reasonable disapproval thereof with specified reasons for such disapproval. Tenant’s failure to notify Landlord of its approval or reasonable disapproval within such five (5) business day period shall be deemed Tenant’s approval of such proposed Landlord Modifications. In the event such Landlord Modifications, if implemented, would materially increase the costs of the Tenant Improvements, then Landlord and Tenant shall consult and coordinate on ways to minimize the effect of such Landlord Modification on the cost of the Tenant Improvements. If such Landlord Modification was desired by Landlord but not required to obtain occupancy permits and other governmental approvals or to comply with Legal Requirements (a “Landlord Desired Modification”) and after such consultation and coordination the effect of such Landlord Desired Modification will be to increase the costs of the Tenant Improvements, such increase in costs shall be borne by Landlord and not counted against the Tl Allowance (as defined in Section 6 of this Work Letter). Tenant shall have no right to make or request, and Landlord shall, in its sole discretion, have no obligation to approve and may disapprove, any changes to the Shell, Core and Site Construction Documents desired by Tenant.

(v)                                 Completion of the Non-TI Project Improvements. Landlord shall use commercially reasonable efforts to Substantially Complete the Shell and Core Improvements by November 1, 2018. For purposes of this Work Letter, the term “Substantially Complete”, “Substantially Completed” or “Substantial Completion” with regard to the Shell and Core Improvements shall mean the later to occur of (i) the substantial completion of construction of the Shell and Core improvements, as certified by the Project Architect, pursuant to and evidenced by a fully executed AIA G704 form signed by Landlord, Non-TI Construction Manager and the Project Architect, with the exception of any Punch List Items (as defined below), and (ii) the issuance by the City of Cambridge of a certificate of occupancy for the Shell and Core (unless such certificate is not available due to requirements of the Tenant Improvements or improvements to other tenant spaces that in either case preclude issuance of a certificate of occupancy, in which case a certificate of occupancy shall not be a condition precedent to Substantial Completion, but Landlord shall obtain such a certificate within a reasonable time after such requirements have been satisfied). Punch List Items, shall be diligently completed by Landlord within a reasonable time, provided that Punch List Items which arise due to a delayed delivery of such Punch List Item or material portion thereof shall be completed no later than ninety (90) days after Substantial Completion (except for items which cannot be completed until the Tenant Improvements are completed by Tenant, or for items affected by seasonal conditions, each of which shall be completed as soon as practicable). The term “Punch List Items” shall mean minor items of completion, correction or repair with respect to the Non-TI Project

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Improvements, which, by their nature, will not interfere with, or impair in any material respect, Tenant’s use or occupancy of the Project for the purposes contemplated under the Lease, and which will not delay Tenant’s commencement of business operations in the Premises. Following the Substantial Completion of the Shell and Core Improvements, Landlord shall use commercially reasonable efforts to complete any remaining Site Improvements that are not complete as of the date of Substantial Completion of the Shell and Core Improvements as soon as reasonably practicable, which for all seasonal components of the Site Improvements shall be prior to the end of the first full planting season that begins after the date of Substantial Completion of the Shell and Core Improvements.

2.                                      Tenant Improvements.

(a)                                 Tenant Improvements Defined. As used herein, “Tenant Improvements” shall mean all improvements to the Premises and permitted areas of the Project of a fixed and permanent nature as shown on the Tl Construction Drawings (as defined in Section 2(d) below). Other than Landlord’s Work (as defined in Section 3(a) below, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant’s use and occupancy.

(b)                                 Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that: (i) the construction manager for the Tenant Improvements shall be The Richmond Group (the “Tenant Improvements Construction Manager”) and any subcontractors for the Tenant Improvements shall be selected by Landlord, and (ii) Perkins & Will shall be the architect (the “Tl Architect”) for the Tenant Improvements. Tenant shall have the right to engage at Tenant’s sole cost and expense a tenant’s construction manager (“Tenant’s Construction Manager”) to oversee the Tenant Improvements. Tenant’s Construction Manager and the agreement pursuant to which Tenant shall engage Tenant’s Construction Manager shall each be subject to Landlord’s reasonable approval.

(c)                                  Tenant’s Design Program. The Tenant Improvements shall include the components listed in the “Tenant” column in the Landlord/Tenant Responsibility Matrix in Schedule 2(c)(i) (the “Landlord/Tenant Responsibility Matrix”). The schematic drawings and outline specifications detailing Tenant’s requirements for the Tenant Improvements attached hereto as Schedule 2(c)(ii) (the “Tl Design Program”) have been approved by both Landlord and Tenant.

(d)                                 Working Drawings. Landlord shall cause the Tl Architect to prepare and deliver to Tenant for review and comment the construction plans, specifications and drawings for the Tenant Improvements (“Tl Construction Drawings”), which Tl Construction Drawings shall be prepared substantially in accordance with the Tl Design Program approved by Landlord and Tenant (together, the “Tl Design Drawings”) and comply in all respects with the Landlord/Tenant Responsibility Matrix and the LEED standards attached hereto as Schedule 2(d) and the WELL standard attached hereto as Schedule 2(e). Tenant shall be solely responsible for ensuring that the Tl Construction Drawings reflect Tenant’s requirements for the Tenant Improvements. Tenant shall deliver its written comments on the Tl Construction Drawings to Landlord not later than 10 business days after Tenant’s receipt of the same; provided, however, that Tenant may not disapprove any matter that is consistent with the Tl Design Drawings without submitting a Change Request. Landlord and the Tl Architect shall consider all such comments in good faith and shall, within 10 business days after receipt, notify Tenant how Landlord proposes to respond to such comments, but Tenant’s review rights pursuant to the foregoing sentence shall not delay the design or construction schedule for the Tenant Improvements. Any disputes in connection with such comments shall be resolved in accordance with Section 2(e) hereof. Provided that the design reflected in the Tl Construction Drawings is consistent with the Tl Design Drawings, Tenant shall approve in writing the Tl Construction Drawings submitted by Landlord, unless Tenant submits a Change Request. Once approved by Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the Tl Construction Drawings except as may be reasonably required in connection with the issuance of the Tl Permit (as defined in Section 3(b) below).

(e)                                  Approval and Completion. It is hereby acknowledged by Landlord and Tenant that the Tl Construction Drawings must be completed and approved not later than May 1, 2018, in order for the

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Landlord’s Work to be Tl Substantially Complete by the Target Commencement Date (as defined in the Lease). Upon any dispute regarding the design of the Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable out of the Tl Fund (as defined in Section 5(e) below), and (iii) Tenant’s decision will not affect the base Building, structural components of the Building or any Building systems. Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

3.                                      Performance of Landlord’s Work for the Construction of the Tenant Improvements.

(a)                                 Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean the work of constructing the Tenant Improvements.

(b)                                 Commencement and Permitting. Landlord shall commence construction of the Tenant Improvements upon Landlord’s obtaining a building permit (the “Tl Permit”) authorizing the construction of the Tenant Improvements consistent with the Tl Construction Drawings approved by Tenant as provided herein. The cost of obtaining the Tl Permit shall be payable from the TI Fund. Tenant shall assist Landlord in obtaining the Tl Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c)                                  Completion of Landlord’s Work. Landlord shall use commercially reasonably efforts to Tl Substantially Complete the Tenant Improvements by the Target Commencement Date. It is hereby acknowledge by Landlord and Tenant that the permit set based on the Tl Construction Drawings must be completed on or before May 1, 2018, in order for the Tenant Improvement to the Tl Substantially Complete by the Target Commencement Date. Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in a good and workmanlike manner, in accordance with the Tl Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with Tenant’s use of the Premises (“Tl Substantially Complete”, “Tl Substantially Completed”, or “Tl Substantial Completion”), which punch list items shall be completed by Landlord within sixty (60) days after the date of Tl Substantial Completion. Upon Tl Substantial Completion of Landlord’s Work, Landlord shall require the Tl Architect and the Tenant Improvements Construction Manager to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the Tl Permit); (ii) to comply with any request by Tenant for modifications to Landlord’s Work; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work.

(d)                                 Selection of Materials. Where more than one type of material or structure is indicated on the Tl Construction Drawings approved by Landlord and Tenant, the option will be selected at Landlord’s sole and absolute subjective discretion. As to all building materials and equipment that Landlord is obligated to supply under this Work Letter, Landlord shall select the manufacturer thereof in its sole and absolute subjective discretion.

(e)                                  Delivery of the Premises. When Landlord’s Work is Tl Substantially Complete, subject to the remaining terms and provisions of this Section 3(e). Tenant shall accept the Premises. Tenant’s taking possession and acceptance of the Premises shall not constitute a waiver of: (i) any warranty with

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respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of Landlord’s Work with applicable Legal Requirements, or (iii) any claim that Landlord’s Work was not completed substantially in accordance with the Tl Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Tl Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter. Notwithstanding the foregoing, Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect within such 30-day period, in which case Landlord shall continue to use reasonable efforts to cause such Construction Defect to be remedied.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely out of the Tl Fund. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

(f)                                   Commencement Date Delay. Except as otherwise provided in the Lease, Delivery of the Premises shall occur when Landlord’s Work has been Tl Substantially Completed, except to the extent that completion of Landlord’s Work shall have been actually delayed by any one or more of the following causes (“Tenant Delay”):

(i)                                     Tenant’s Representative was not available within 3 business days to give or receive any Communication or to take any other action required to be taken by Tenant within the time period required hereunder;

(ii)                                  Tenant’s request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

(iii)                               Construction of any Change Requests;

(iv)                              Tenant’s request for materials, finishes or installations requiring unusually long lead times;

(v)                                 Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

(vi)                              Tenant’s delay in providing information critical to the normal progression of Landlord’s Work within the time period required hereunder (or, if no time period is provided for hereunder, 2 business days). Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

(vii)                           Tenant’s delay in making payments to Landlord for Excess Tl Costs (as defined in Section 5 below);

(viii)                        Labor disharmony as a result of non-union labor employed by any contractor or subcontractor engaged by Tenant or any Tenant Party; or

(ix)                              Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons that continues for more than 2 business days after Landlord’s written notice thereof to Tenant.

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Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the Tl Architect to certify the date on which the Tenant Improvements would have been completed but for such Tenant Delay and such certified date shall be the date of Delivery.

4.                                      Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the Tl Design Drawings shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the Tl Architect, such approval not to be unreasonably withheld, conditioned or delayed.

(a)                                 Tenant’s Request for Changes. If Tenant shall request changes to the Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid from the Tl Fund to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work will be Tl Substantially Complete. Any such delay in the completion of Landlord’s Work caused by a Change, including any suspension of Landlord’s Work while any such Change is being evaluated and/or designed, shall be Tenant Delay.

(b)                                 Implementation of Changes. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, and (ii) deposits with Landlord any Excess Tl Costs required in connection with such Change, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the Tl Architect’s good faith determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

5.                                      Costs.

(a)                                 Budget for Tenant Improvements. Before the commencement of construction of the Tenant Improvements, Landlord shall obtain a detailed breakdown by trade of the costs incurred or that will be incurred in connection with the design and construction of the Tenant Improvements (the “Budget”). The Budget shall be based upon the Tl Construction Drawings approved by Tenant. If the Budget is greater than the Tl Allowance, the Tl Costs shall be funded on a pari passu basis as costs are incurred in accordance with Sections 5(e) and 5(f). below.

(b)                                 Tl Allowance. Landlord shall make available for the payment of the Tl Costs a tenant improvement allowance (the “Tl Allowance”) of $[ *** ] per rentable square foot of the Premises. Within 5 business days of receipt of the Budget from Landlord, Tenant shall notify Landlord in writing how much of the Tl Allowance Tenant has elected to receive from Landlord (the “Tl Allowance Election”); provided, however that if Tenant does not elect the full amount of the Tl Allowance in the Tl Allowance Election, Tenant may elect to have additional funds, not to exceed any positive amount remaining after subtraction of the amount elected in the Tl Allowance Election from the Tl Allowance, to be made available to pay for the Tenant Improvements as part of the Tl Allowance (if any, the “Subsequent Tl Allowance Election”), upon 10 business days’ prior written notice to Landlord, which prior written notice of any Subsequent Tl Allowance Election shall be given, if at all, within 45 days of the date of Tenant’s initial Tl Allowance Election. The Subsequent Tl Allowance Election and Tl Allowance Election (or if no Subsequent Tl Allowance Election is made within the time period required, the Tl Allowance Election itself) shall be final and binding on Tenant, and may not thereafter be modified without Landlord’s consent, which may be granted or withheld in Landlord’s sole and absolute subjective discretion. The Tl Allowance shall be disbursed in accordance with this Work Letter.

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Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

In addition to the Tl Allowance and the Additional Tl Allowance (as hereinafter defined), Landlord shall reimburse Tenant for up to $[ *** ] per month, beginning as of November 1, 2017, through December 31, 2018, for the actual, reasonable out-of-pocket costs incurred by Tenant for the management and oversight of the Tenant Improvements by Tenant’s third party project manager (the “PM Allowance”). Landlord shall disburse the PM Allowance to Tenant on a periodic basis, (but no more than once per month) within 30 days after Landlord’s receipt of Tenant’s invoices reflecting such costs along with evidence of payment reasonably acceptable to Landlord.

Tenant shall have no right to the use or benefit (including any reduction to or payment of Base Rent) of any portion of the Tl Allowance not required for the construction of (i) the Tenant Improvements described in the Tl Construction Drawings approved pursuant to Section 2(d) or (ii) any approved Changes pursuant to Section 4.

(c)                                  Additional Tl Allowance. Landlord shall make available for the payment of Excess Tl Costs an additional tenant allowance (the “Additional Tl Allowance”) of $[ *** ] per rentable square foot of the Premises, which shall, to the extent use, result in Tl Rent pursuant to Section 4(b) of the Lease. Tenant shall make its election regarding how much of the Additional Tl Allowance elects to receive pursuant to the schedule and terms set forth in Section 5(b) above with respect to the Tl Allowance.

(d)                                 Costs Includable in Tl Fund. The Tl Fund (as defined in Section 5(e) below) shall be used solely for the payment of design, permits and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, the cost of electrical power and other utilities used in connection with the construction of the Tenant Improvements, the cost of preparing the Tl Design Drawings and the Tl Construction Drawings, all costs set forth in the Budget, including Landlord’s out-of-pocket expenses, costs resulting from Tenant Delays and the cost of Changes (collectively, “Tl Costs”). Notwithstanding anything to the contrary contained herein, the Tl Fund shall not be used to purchase any furniture, personal property or other non-building system materials or equipment, including, but not limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements.

(e)                                  Excess Tl Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the Tl Allowance and the Additional Tl Allowance that Tenant has elected to receive. If at any time the remaining Tl Costs under the then-current Budget exceed the remaining unexpended Tl Allowance and Additional Tl Allowance that Tenant has elected to receive (such excess sometimes referred to herein as “Excess Tl Costs”), each party’s obligations for payment shall be as set forth in this Section 5(e) and in Section 5(f). The Tl Allowance, the Additional Tl Allowance and Excess Tl Costs are herein referred to as the “Tl Fund.” As used in this Work Letter, “Landlord’s Portion” shall equal the Tl Allowance and the Additional Tl Allowance that Tenant has elected to receive. For purposes of this Work Letter, “Landlord’s Proportionate Share” shall mean a fraction, the numerator of which shall be the Landlord’s Portion and the denominator of which shall be the then-current Budget. If at any time Tl Costs under the then-current Budget exceed the Tl Allowance and the portion of the Additional Tl Allowance that Tenant has elected to receive, the difference shall be referred to herein as “Tenant’s Portion.” For purposes of this Work Letter, “Tenant’s Proportionate Share” shall mean a fraction, the numerator of which is Tenant’s Portion and the denominator of which is the then-current Budget. Upon notice to Tenant, Landlord may equitably adjust Landlord’s Proportionate Share and Tenant’s Proportionate Share from time to time based on changes in the anticipated Tl Costs. After the end of each calendar month, beginning with the month in which Landlord obtains the Budget: (i) Landlord shall determine the Tl Costs incurred for the prior calendar month (and if applicable, for the period prior to Lease execution) (collectively, the “Total Monthly Costs”), (ii) Tenant shall reimburse Landlord within the time period set forth in Section 5(f) below for Tenant’s Proportionate Share of Total Monthly Costs, and (iii) Landlord shall pay Landlord’s Proportionate Share of Total Monthly Costs from the remaining amount of the Tl Allowance.

(f)                                   Funding Requisition; Reconciliation; Timely Payment. Landlord shall submit to Tenant monthly during the performance of the Tenant Improvements a report (each, a “Reimbursement Notice”) setting forth in reasonable detail: (i) a computation of the Tl Costs incurred during the prior

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Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

calendar month, including without limitation costs relating to all requested Changes; (ii) the then-current cumulative Tl Costs; and (iii) Landlord’s calculation of the parties’ respective responsibilities for payment of such costs for such month (i.e., the estimated amounts of Tenant’s Portion and/or Landlord’s Portion due for such month). Each month, Landlord shall prepare a reconciliation of actual Tl Costs with Tl Costs in accordance with the Budget for which Tenant has advanced Tenant’s Proportionate Share, and: (x) in the event of any overpayment by Tenant, then, solely to the extent of any Tenant’s Proportionate Share that Tenant has actually deposited with Landlord, such overpayment shall be credited against the amounts next due hereunder unless construction of the Tenant Improvements is completed, in which case such overpayment shall be promptly refunded to Tenant; and (y) in the event of an underpayment by Tenant, Tenant shall, as a condition precedent to Landlord’s obligation to complete the Tenant Improvements, reimburse Landlord therefor within thirty (30) days of receipt of a Reimbursement Notice. Notwithstanding anything to the contrary set forth in this Section, Tenant shall be fully and solely liable for Tl Costs and the costs of Changes and Minor Variations in excess of the Tl Allowance. Reimbursement Notices may be sent during a calendar month for the prior calendar month and shall be submitted no later than the end of each calendar month for the prior calendar month. Upon final completion of the Tenant Improvements (including all Punch List Items), Landlord shall prepare a final reconciliation consisting of a reconciliation of the total costs of the Tenant Improvements. Tenant shall pay to Landlord the amount of Tenant’s Proportionate Share of Total Monthly Costs as set forth in each Reimbursement Notice within thirty (30) days of receipt of each Reimbursement Notice (or such lesser period as may be required to enable Landlord to comply with the Massachusetts “Prompt Pay” legislation). Such payment by Tenant shall be a condition precedent to Landlord’s obligation to complete the Tenant Improvements. If Tenant fails to pay Tenant’s Proportionate Share of Total Monthly Costs as set forth in any Reimbursement Notice within such period, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge, each in accordance with the terms of the Lease). For purposes of any claims made or litigation instituted with regard to Tenant’s Portion or Tenant’s Proportionate Share of Total Monthly Costs, such amounts shall constitute Rent under the Lease.

6.                                      Tenant Access.

(a)                                 Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the Building (i) 60 days prior to the Commencement Date to perform any work (“Tenant’s Work”) required by Tenant (including, without limitation, installing furniture, fixtures, equipment and cabling in the Premises) other than Landlord’s Work, provided that such Tenant’s Work is coordinated with the Tl Architect and the Tenant Improvements Construction Manager, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of Landlord’s Work, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance that Landlord may require pursuant to the Lease) is in full force and effect. Any entry and access by Tenant shall comply with all established safety practices of the Tenant Improvements Construction Manager and Landlord.

(b)                                 No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work or the work on the Non-TI Project Improvements, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right, in addition to other rights and remedies under the Work Letter or Lease, to exclude Tenant and/or any Tenant Party from the Premises and the Project until Tl Substantial Completion of Landlord’s Work.

(c)                                  Labor Harmony. Tenant agrees that any work performed by or on behalf of Tenant or any Tenant Party shall be performed in such manner and by such persons as shall maintain harmonious labor relations at the Project. If labor disharmony arises as a result of non-union labor employed by a subcontractor or other contractor engaged by Tenant or any Tenant Party, and such labor disharmony

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Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

causes a delay in the construction of the Non-TI Project Improvements or Landlord’s Work, such delay shall be a Tenant Delay under this Work Letter. If labor disharmony arises as a result of a contractor or subcontractor engaged by Tenant or any Tenant Party, or if Landlord reasonably believes that a contractor or subcontractor employed by Tenant or any Tenant Party will cause labor disharmony in the Project, Landlord shall have the right, in addition to other rights and remedies under the Work Letter or Lease, to exclude from the Premises and Project such contractor or subcontractor employed by Tenant or any Tenant Party.

(d)                                 No Acceptance of Premises. The fact that Tenant may, with Landlord’s consent, enter into the Project prior to the date Landlord’s Work is Tl Substantially Complete for the purpose of performing Tenant’s Work shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

7.                                      Miscellaneous.

(a)                                 Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b)                                 Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c)                                  Default. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the Tl Fund during any period Tenant is in Default under the Lease.

8.                                      Project Accounting. Tenant may require certain financial information with respect to Operating Expenses, Taxes and this Landlord’s Work to comply with lease accounting requirements applicable to Tenant under generally accepted accounting standards in the United States (“Special Permitted Use”). Tenant may require this financial information from the execution of the Lease in connection with Landlord’s Work through completion of the Non-TI Project Improvements and the Tenant Improvements. On a quarterly basis within 15 days of the end of each quarter, Landlord shall provide to Tenant the following (such documents, and any others Landlord may consent to provide including invoices, supporting schedules, and any other document provided or subject to physical inspection, collectively, the “Disclosed Documents”):

1)                                     an updated report as to certain costs of the Non-TI Project Improvements and the Tenant Improvements (each as defined) for the categories of expense identified in the attached Schedule 8 (collectively, “Reported Project Costs”), in the format attached hereto as Schedule 8, and (b) after final confirmation of the completion of the Non-TI Project Improvements and the Tenant Improvements, a final report with respect to the Reported Project Costs in the format attached hereto as Schedule 8.

2)                                     Financial information with respect to the Landlord’s Work in the form of monthly American Institute of Architects (“AIA”) document G702 (to the extent received by Landlord) through completion of the Non-TI Project Improvements and the Tenant Improvements.

Landlord shall be available to answer reasonable questions necessary for the Tenant to gain comfort over any cost balances through inquiry and analytics. Tenant may request additional information with respect to the Disclosed Documents and/or the Special Permitted Use directed through Landlord’s Chief Financial Officer, provided that the release of any such information shall be in the Landlord’s sole discretion.

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Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

(a)                                 Any Disclosed Documents provided to Tenant shall be used by Tenant only for the Special Permitted Use and for no other use. Specifically, the Disclosed Documents shall be used only to prepare the financial statements to be disclosed publicly by Tenant and shall not themselves be disclosed to third parties, unless required solely for the purpose of the preparation or audit of such financial statements (the “Preparing/Auditing Parties”).

(b)                                 Any Disclosed Documents provided to Tenant shall be considered “Confidential Information” and Tenant shall not copy, duplicate, deliver, disclose or transmit the Disclosed Documents or their content to any third party without Landlord’s express prior written approval, except to the Preparing/Auditing Parties solely for the purpose of the preparation or audit of such financial statements, provided, however, that Landlord may request any of the Preparing/Auditing Parties (other than Tenant’s independent registered public accounting firm) and any other third party inspecting or receiving any of the Disclosed Documents to sign a nondisclosure agreement, in a form reasonably acceptable to Landlord and such other third party, prior to such inspection or receipt.

(c)                                  To the extent that any Disclosed Document is based upon information received from or prepared by a third party, such Disclosed Document maybe subject to specific limitations regarding its use by third parties, including Tenant.

(d)                                 Neither Landlord nor any of its affiliates, employees, agents, successors or assigns (collectively, the “Landlord Preparers”), nor any third party that prepared any Disclosed Document, has made or shall be deemed to have made any representations, statements or warranties of any kind as to (i) the accuracy or validity of the information contained in any Disclosed Document; or (ii) the condition or cost of construction of the Project in any respect as a consequence of providing the Disclosed Documents.

(e)                                  Tenant is responsible for making its own independent assessment and investigation of the condition and cost of construction of the Non-TI Project Improvements and the Tenant Improvements.

(f)                                   To the extent permitted under applicable law, Tenant agrees to indemnify, defend and hold the Landlord Preparers harmless from and against losses, costs, damages, claims or causes of action (including, without limitation, any actions initiated by Tenant shareholders) arising out of any use of the Disclosed Information by Tenant or the Preparing/Auditing Parties, or their respective agents, employees or representatives, including, without limitation, the Special Permitted Use and any use in violation of paragraphs (a) and (b) above.

Tenant, for itself and its agents, affiliates, successors and assigns, hereby releases and forever discharges each of the Landlord Preparers from any and all rights, claims and demands at law or in equity, whether direct or indirect, known or unknown, foreseen or unforeseen, at the time of execution of the Lease, which Tenant has or may have in the future, arising out of the financial information provided by Landlord in the Disclosed Documents. With respect to the waiver and release set forth herein relating to unknown and unsuspected claims, Tenant hereby acknowledges that such waiver and release is being made after obtaining the advice of counsel and with full knowledge and understanding of the consequences and effects of such waiver. Nothing set forth herein shall in any way waive or limit any right or obligation of Landlord or of Tenant as otherwise set forth in the Lease which either party now has or may have in the future. Tenant’s agents shall only have access to the Disclosed Documents and other provisions under this Section 8 to the extent such agents are real estate consultants, the Tenant’s independent registered public accounting firm, or other agents reasonably related to the Special Permitted Use. Any Tenant agents for which Tenant desires to share Disclosed Documents or otherwise subject to this Section 8 shall be subject to reasonable approval rights by Landlord, except for Tenant’s independent registered public accounting firm.

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Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

List of Schedules attached to this Work Letter:

Schedule 1(c)(iii) - List of Shell Core and Site Construction Documents

Schedule 2(c)(i) - Landlord/Tenant Responsibility Matrix

Schedule 2(c)(ii) - Tl Design Program

Schedule 2(d) - LEED Standards

Schedule 2(e) - Well Building Guidelines

Schedule 8 - Reported Project Costs

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Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Schedule 1(c)(iii)

List of Shell Gore and Site Construction Documents

[ *** ]

***Confidential Treatment Requested***

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

RICHMOND

Current Drawing List (Exhibit B)
Summary Log, Grouped by Discipline (Rec'd Date)

Number	Rev	Title	Revision Date	Category
Plumbing				
P001	0	Plumbing Riser Diagrams	9/16/2016	
P0-01	0	Plumbing Riser Diagrams	3/31/2017	
P0-02	0	Plumbing Schedules	3/31/2017	
P0-03	0	Plumbing Diagrams	3/31/2017	
P0-04	0	Plumbing Water Riser Diagrams	3/31/2017	
P0-05	0	Plumbing Sanitary / Lab Waste Riser Diagrams	3/31/2017	
P0-06	1	Plumbing Natural Gas, Vacuum & Compressed Air Riser Diagrams	7/28/2017	
P1-00	0	Plumbing Basement Floor Plan	3/31/2017	
P1-00U	0	Plumbing Basement Underslab Plan	3/31/2017	
P1-01	1	Plumbing Level 01 Floor Plan	7/28/2017	
P1-02	1	Plumbing Level 02 Floor Plan	7/28/2017	
P1-03	1	Plumbing Level 03 Floor Plan	7/28/2017	
P1-04	1	Plumbing Level 04 Floor Plan	7/28/2017	
P1-05	1	Plumbing Penthouse & Roof Plans	7/28/2017	
P3-00	0	Plumbing Enlarged Plans	3/31/2017	
P3-01	0	Plumbing Enlarged Plans	3/31/2017	
HVAC				
M-106	0	HVAC Water Risers Diagrams	9/16/2016	
M-107	0	HVAC Air Riser Diagrams	9/16/2016	
M-108	0	HVAC Chilled Water and Condenser Water Piping Schematics	9/16/2016	
M-109	0	HVAC Hot Water Piping Schematic	9/16/2016	
M-110	0	HVAC AHU Heat Recovery Loop Schematic	9/16/2016	
H001	0	HVAC Legend & General Notes	9/16/2016	
H002	0	HVAC Schedules (1 of 2)	9/16/2016	
H003	0	HVAC Schedules (2 of 2)	9/16/2016	
H004	0	HVAC Details (1 of 3)	9/16/2016	
H005	0	HVAC Details (2 of 3)	9/16/2016	
H006	0	HVAC Details (3 of 3)	9/16/2016	
H-100	2	HVAC Basement Level Floor Plan	12/5/2016	
H-101	2	HVAC Level 1 Floor Plan	12/5/2016	

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RICHMOND

Current Drawing List (Exhibit B)
Summary Log, Grouped by Discipline (Rec'd Date)

Number	Rev	Title	Revision Date	Category
H-102	2	HVAC Level 2 Floor Plan	12/5/2016	
M-102	0	HVAC Level 2 Floor Plan	8/16/2016	
H-103	2	HVAC Level 3 Floor Plan	12/5/2016	
H-104	2	HVAC Level 4 Floor Plan	12/5/2016	
M-104	0	HVAC Level 4 Floor Plan	8/16/2016	
H-105	2	HVAC Penthouse / Roof Level Plan	12/5/2016	
M-105	0	HVAC Penthouse / Roof Level Plan	8/16/2016	
H-206	1	HVAC Garage Generator Plan	12/5/2016	
H-207	0	HVAC Enlarged Penthouse Plan	12/5/2016	
H0-01	0	HVAC Legend & General Notes	3/31/2017	
H0-02	0	HVAC Schedules (1 of 5)	3/31/2017	
H0-03	0	HVAC Schedules (2 of 5)	3/31/2017	
H0-04	0	HVAC Details (1 of 5)	3/31/2017	
H0-05	0	HVAC Details (2 of 5)	3/31/2017	
H0-06	0	HVAC Details (3 of 5)	3/31/2017	
H0-07	0	HVAC Details (4 of 5)	3/31/2017	
H0-08	0	HVAC Details (5 of 5)	3/31/2017	
H0-09	0	HVAC Custom AHU/ERU Details	3/31/2017	
H0-10	0	HVAC Water Riser Diagram	3/31/2017	
H0-11	0	HVAC Air Riser Diagram	3/31/2017	
H0-12	0	HVAC Chilled Water and Condenser Water Piping Schematic	3/31/2017	
H0-13	0	HVAC Hot Water Recovery Loop Schematic	3/31/2017	
H0-14	0	HVAC AHU Heat Recovery Loop Schematic	3/31/2017	
H1-00	0	HVAC Basement Level Floor Plan	3/31/2017	
H1-01	0	HVAC Level 1 Floor Plan	3/31/2017	
H1-02	0	HVAC Level 2 Floor Plan	3/31/2017	
H1-03	0	HVAC Level 3 Floor Plan	3/31/2017	
H1-04	0	HVAC Level 4 Floor Plan	3/31/2017	
H1-05	0	HVAC Level 5 Floor Plan	3/31/2017	
H2-00	0	HVAC Penthouse/Roof Level Plan	3/31/2017	
H3-01	0	HVAC Part Plans 1 of 2	3/31/2017	
H3-02	0	HVAC Part Plans 2 of 2	3/31/2017	

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Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

RICHMOND

Current Drawing List (Exhibit B)
Summary Log, Grouped by Discipline (Rec'd Date)

Number	Rev	Title	Revision Date	Category
Electrical				
E002	1	Garage Electrical Riser Diagram	12/22/2016	
E003	1	Electrical Site Enabling Schedules	12/22/2016	
E-200	1	Garage Ground Level Power Plan	9/30/2016	
G-E.G-001	0	Electrical Legend and Notes	1/16/2017	Permit Set
G-E.G-002	0	Electrical Riser Diagram & Specifications	1/16/2017	Permit Set
G-E.G-200	0	Electrical Garage Ground Level Plan	1/16/2017	Permit Set
G-Q100	0	Ground Level Demolition Plan	1/16/2017	Permit Set
G-Q101	0	Ground Level Conceptual Striping Plan	1/16/2017	Permit Set
G-Q102	0	Ground Level Parca Location Plan	1/16/2017	Permit Set
G-Q401	0	Parca Details	1/16/2017	Permit Set
G-Q402	0	Parca Details	1/16/2017	Permit Set
E-001	2	Electrical Legend & Notes	11/11/2016	
E-002	3	Electrical Site Plan	12/2/2016	
E-003	0	Electrical Riser Diagram	11/11/2016	
E001	0	Site Electrical Legends and Notes	12/22/2016	
E100	0	Electrical Site Plan	12/22/2016	
E-100	0	Electrical Lighting and Power Basement Plan	11/11/2016	
E200	0	Electrical Garage Ground Level Plan	12/22/2016	
E-101	0	Electrical Lighting and Power Level 01 Floor Plan	11/11/2016	
E-102	0	Electrical Lighting and Power Level 02 Floor Plan	11/11/2016	
E-103	0	Electrical Lighting and Power Level 03 Floor Plan	11/11/2016	
E-104	0	Electrical Lighting and Power Level 04 Floor Plan	11/11/2016	
E-105	0	Electrical Lighting and Power Penthouse & Roof Plans	11/11/2016	
ES-1	0	Emergency Generator Layout	11/11/2016	
E0-01	0	Electrical Legend and Notes	3/31/2017	
E0-02	0	Electrical Site Plan	3/31/2017	
E0-03	1	Electrical Riser Diagram	7/28/2017	
E0-04	1	Electrical Schedule	7/28/2017	
E0-05	1	Electrical Schedules	7/28/2017	
E0-06	1	Electrical Details	7/28/2017	
E0-07	1	Electrical Details	7/28/2017	
E0-08	1	Electrical Vault Part Plans and Details	7/28/2017	
E0-09	0	Electrical Telecom Grounding Riser	3/31/2017	

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Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

RICHMOND

Current Drawing List (Exhibit B)
Summary Log, Grouped by Discipline (Rec'd Date)

Number	Rev	Title	Revision Date	Category
E1-00A	1	Electrical Lighting Basement Plan	7/28/2017	
E1-00B	1	Electrical Power Basement Plan	7/28/2017	
E1-01	1	Electrical Lighting and Power Level 01 Floor Plan	7/28/2017	
E1-02	1	Electrical Lighting and Power Level 02 Floor Plan	7/28/2017	
E1-03	1	Electrical Lighting and Power Level 03 Floor Plan	7/28/2017	
E1-04a	1	Electrical Lighting Level 04 Floor Plan	7/28/2017	
E1-04b	1	Electrical Power Level 04 Floor Plan	7/28/2017	
E1-05	1	Electrical Lighting and Power Penthouse and Roof Plan	7/28/2017	

Division 0 - Specs

Number	Rev	Title	Revision Date	Category
001	0	MEPFP Basis of Design	9/16/2016	
002	0	City of Cambridge Construction and Operating Procedures	9/16/2016	
AS-L1	2	Arbor Study L1	1/19/2017	
AS-L2	2	Arbor Study L2	1/19/2017	
AS-L3	2	Arbor Study L3	1/19/2017	
AS-L4	2	Arbor Study L4	1/19/2017	
Garage - 01010	0	Summary of Work	1/16/2017	
Garage - 01105	0	Rodent Control	1/16/2017	
Garage - 01200	0	General Requirements for Utility Work	1/16/2017	
Garage - 01300	0	Submittals	1/16/2017	
Garage - 013529	0	Environmental Health and Safety	1/16/2017	
Garage - 01400	0	Quality Control	1/16/2017	
Garage - 01500	0	Temporary Facilities and Controls	1/16/2017	
Garage - 01560	0	Temporary Environmental Controls	1/16/2017	
Garage - 01568	0	Erosion and Sediment Control	1/16/2017	
Garage - 01570	0	Maintenance and Protection of Traffic	1/16/2017	
Garage - 01630	0	Restoration of Grounds and Cleaning Up	1/16/2017	
Garage - 02100	0	Site Preparation and Tree Pruning	1/16/2017	
Garage - 02140	0	Construction Dewatering	1/16/2017	
Garage - 02160	0	Temporary Excavation Support Systems	1/16/2017	
Garage - 02210	0	Excavation and Backfilling (For Site Work and Utilities)	1/16/2017	
Garage - 02252	0	Manholes	1/16/2017	
Garage - 023000	0	Subsurface Data	1/16/2017	

Printed on: 9/19/2017

Page 10

***Confidential Treatment Requested***

21

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

RICHMOND

Current Drawing List (Exhibit B)
Summary Log, Grouped by Discipline (Rec'd Date)

Number	Rev	Title	Revision Date	Category
Garage - 02604	0	Catch Basins	1/16/2017	
Garage - 02609	0	Reinforced Concrete Pipe	1/16/2017	
Garage - 026113	0	Excavated Soil and Materials Management Plan (Table 1, Figure 1, Figure 2)	1/16/2017	
Garage - 02615	0	Ductile Iron Pipes for Sanitary and Stormdrain	1/16/2017	
Garage - 02622	0	Polyvinyl Chloride Pipe	1/16/2017	
Garage - 02630	0	Ductile Iron Pipe and Fittings	1/16/2017	
Garage - 02645	0	Hydrants	1/16/2017	
Garage - 02704	0	Pipeline Pressure and Leakage Testing	1/16/2017	
Garage - 099120	0	Pavement Markings	1/16/2017	
Garage - 111239	0	Cashiered Parking Accessories and Revenue Control System (PARCS) & Bid Table for PARCS	1/16/2017	
Garage - MA DOT 1	0	Hot Mix Asphalt Base Course/Hot Mix Asphalt	1/16/2017	
Garage - MA DOT 2	0	Sawing Asphalt Pavement/Sawing Cement Concrete	1/16/2017	
Garage - MA DOT 3	0	Curb Removed and Reset	1/16/2017	
Garage - MA DOT 4	0	Silt Sack	1/16/2017	
H&A 013529	0	Environmental Health & Safety	12/2/2016	
H&A 023000	0	Subsurface Data	12/2/2016	
H&A 026113	1	Excavated Soil and Materials Management Plan	12/14/2016	
H&A 310913	0	Geotechnical Instrumentation	12/2/2016	
H&A 312300	0	Excavation and Backfiling	12/2/2016	
H&A 312319	0	Construction Dewatering	12/2/2016	
H&A 315000	0	Lateral Support of Excavation	12/2/2016	
L-1	0	399 Binney Landscape Plan	9/16/2016	
MA DOT 01501	1	Police Services	9/30/2016	
MA DOT 02700	1	Hot Mix Asphalt Base Course , Hot Mix Asphalt	9/30/2016	
MA DOT 02701	1	Sawing Asphalt Pavement, Sawing Cement Conrete	9/30/2016	
MA DOT 02725	1	Curb Remove and Reset	9/30/2016	
Q-100	1	Garage Ground Level Demolition Plan	9/30/2016	
Q-101	1	Garage Ground Level Striping Plan	9/30/2016	
Q-102	1	Garage Ground Level PARCS Location Plan	9/30/2016	
Q-401	1	Garage PARCS Details 1	9/30/2016	
Q-402	1	Garage PARCS Details 2	9/30/2016	
Section 026113	0	Excavated Soil and Materials Management Plan	12/14/2016	
Spec Appendix A	0	Historical Building Scans	9/30/2016	

Printed on: 9/19/2017

Page 11

***Confidential Treatment Requested***

22

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

RICHMOND

Current Drawing List (Exhibit B)
Summary Log, Grouped by Discipline (Rec'd Date)

Number	Rev	Title	Revision Date	Category
Spec Appendix B	0	Cambridge Water Department Standards	9/30/2016	
SPEC SECTION 00 10 01	0	Electronic File Transfer Agreement	3/31/2017	Specification
SPEC SECTION 01 33 00	0	Submittal Procedures	3/31/2017	Specification
SPEC SECTION 01 35 29	0	Health and Safety	3/31/2017	Specification
SPEC SECTION 01 43 00	0	Mockups	3/31/2017	Specification
SPEC SECTION 01 74 19	0	Construction Waste Management	3/31/2017	Specification
SPEC SECTION 01 77 00	0	Closeout Procedures	3/31/2017	Specification
SPEC SECTION 01 81 13.13	0	Sustainable Design Requirements - LEED For Core and Shell	3/31/2017	Specification
SPEC SECTION 01 81 13.24	0	Material Verification Form	3/31/2017	Specification
SPEC SECTION 01 81 19	0	Construction Indoor Air Quality Management	3/31/2017	Specification
Spec Section 01010	1	Summary of Work	9/30/2016	
Spec Section 01040	1	Project Coordination	9/30/2016	
Spec Section 01060	1	Permits and Regulatory Requirements	9/30/2016	
Spec Section 01105	1	Rodent Control	9/30/2016	
Spec Section 01108	1	Health and Safety Procedures	9/30/2016	
Spec Section 01200	1	General Requirements For Utility Work	9/30/2016	
Spec Section 01300	1	Submittals	9/30/2016	
Spec Section 01390	0	Pre Construction Survey	9/16/2016	
Spec Section 01500	0	Temporary Facilities and Controls	9/30/2016	
Spec Section 01505	1	Construction Waste Management	9/30/2016	
Spec Section 01560	1	Temporary Environmental Controls	9/30/2016	
Spec Section 01568	1	Erosion Control, Sedimentation and Containment of Construction Materials	9/30/2016	
Spec Section 01570	1	Maintenance and Protection of Traffic	9/30/2016	
SPEC SECTION 02 30 00	0	Subsurface Data	3/31/2017	Specification
SPEC SECTION 02 81 13	0	Excavated Soil and Materials Management Plan	3/31/2017	Specification
Spec Section 02015	0	Geotechnical Instrumentation and Monitoring	9/16/2016	
Spec Section 02060	1	Demolition	9/30/2016	
Spec Section 02160	1	Temporary Excavation Support Systems	9/30/2016	
Spec Section 02262	1	Manholes	9/30/2016	
Spec Section 02270	0	Silt Sack	9/16/2016	
Spec Section 02431	1	Catchbasins	9/30/2016	
Spec Section 02609	0	Reinforced Concrete Pipe	9/16/2016	
SPEC SECTION 03 30 00	0	Cast-In-Place Concrete	3/31/2017	Specification

Printed on: 9/19/2017

Page 12

***Confidential Treatment Requested***

23

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

RICHMOND

Current Drawing List (Exhibit B)
Summary Log, Grouped by Discipline (Rec'd Date)

Number	Rev	Title	Revision Date	Category
SPEC SECTION 03 60 00	0	Grout	3/31/2017	Specification
SPEC SECTION 04 20 00	0	Unit Masonry	3/31/2017	Specification
SPEC SECTION 04 23 00	0	Reinforced Unit Masonry	3/31/2017	Specification
SPEC SECTION 04 42 00	0	Exterior Stone Cladding	3/31/2017	Specification
SPEC SECTION 04 42 13	0	Exterior Stone Bases	3/31/2017	Specification
SPEC SECTION 05 12 00	0	Structural Steel	3/31/2017	Specification
SPEC SECTION 05 30 00	0	Metal Decking	3/31/2017	Specification
SPEC SECTION 05 40 00	0	Cold-Formed Metal Framing	3/31/2017	Specification
SPEC SECTION 05 50 00	0	Metal Fabrications	3/31/2017	Specification
SPEC SECTION 05 51 00	0	Metal Stairs	3/31/2017	Specification
SPEC SECTION 05 73 00	0	Decorative Metal Railings	3/31/2017	Specification
SPEC SECTION 05 75 00	0	Decorative Formed Metal	3/31/2017	Specification
SPEC SECTION 06 10 53	0	Miscellaneous Rough Carpentry	3/31/2017	Specification
SPEC SECTION 06 16 00	0	Sheathing	3/31/2017	Specification
SPEC SECTION 06 20 13	0	Exterior Finish Carpentry	3/31/2017	Specification
SPEC SECTION 06 41 16	0	Architectural Woodwork	3/31/2017	Specification
SPEC SECTION 07 13 26	0	Self-Adhering Sheet Waterproofing	3/31/2017	Specification
SPEC SECTION 07 16 16	0	Crystalline Waterproofing	3/31/2017	Specification
SPEC SECTION 07 21 00	0	Thermal Insulation	3/31/2017	Specification
SPEC SECTION 07 27 26	0	Fluid-Applied Membrane Air Barriers	3/31/2017	Specification
SPEC SECTION 07 42 23	0	Composite Wood Ceiling Panels	3/31/2017	Specification
SPEC SECTION 07 42 33	0	Phenolic Wall Panels	3/31/2017	Specification
SPEC SECTION 07 42 41	0	Composite Framing Support (CFS) Clip System	3/31/2017	Specification
SPEC SECTION 07 42 43	0	Composite Metal Panels	3/31/2017	Specification
SPEC SECTION 07 53 23	0	EPDM Roofing	3/31/2017	Specification
SPEC SECTION 07 55 63	0	Vegetated Protected Membrane Roofing	3/31/2017	Specification
SPEC SECTION 07 62 00	0	Sheet Metal Flashing And Trim	3/31/2017	Specification
SPEC SECTION 07 71 00	0	Roof Specialties	3/31/2017	Specification
SPEC SECTION 07 81 00	0	Applied Fireproofing	3/31/2017	Specification
SPEC SECTION 07 84 13	0	Penetration Firestopping	3/31/2017	Specification
SPEC SECTION 07 84 46	0	Fire-Resistive Joint Systems	3/31/2017	Specification
SPEC SECTION 07 92 00	0	Joint Sealants	3/31/2017	Specification
SPEC SECTION 07 95 00	0	Expansion Control	3/31/2017	Specification
SPEC SECTION 08 11 13	0	Hollow Metal Doors and Frames	3/31/2017	Specification

Printed on: 9/19/2017

Page 13

***Confidential Treatment Requested***

24

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Schedule 2(c)(i)

Landlord/Tenant Responsibility Matrix

[ *** ]

***Confidential Treatment Requested***

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

Schedule 2(c)(ii)

Tl Design Program

[ *** ]

***Confidential Treatment Requested***

Mechanical, Electrical, Plumbing and Fire Protection

Basis of Design

RUBUIS THERAPEUTICS
LEVEL 3
Lab/Office Design
399 Binney Street
Cambridge, MA

Prepared by:

Prepared for:

The Richmond Group
77 Main Street
Hopkinton, MA 01748

December 05, 2017

FIRE PROTECTION

A.                                    System Description:

1.                    A new wet pipe sprinkler system will be installed to accommodate the new Architectural layout. The new sprinkler mains will be connected to the existing mains and floor control valve assemblies located in the Stairwells.

2. Offices, Open Office areas, Lobby, Conference Rooms, Hallways and Cafe will be designed to Light Hazard Occupancy.

3.                    Lab spaces, Storage and Shell space will be designed to Ordinary Hazard Group II occupancy.

4.                    Areas with finished ceilings will have concealed sprinklers with white cover plates.

5.                    Areas without ceilings will have upright sprinklers.

6.                    Glass Wash will have high temperature sprinklers.

PLUMBING

A.                                    General

1.                    Lab waste to run thru Level 2 Tenant space to basement.

2.                    C02 and Nitrogen distribution from tank manifold with Regulator at termination point.

3.                    Electric water heaters for non-potable and domestic water.

4.                    CA, RODI and Vacuum from house system to ceiling panels with quick connect termination for vacuum and pressure regulator and quick connect for CA.

5.                    Lab Sinks and fittings etc., by Plumber.

6.                    Emergency Showers and Eyewash units with tepid supply and return to house system.

7.                    Running trap with sample valve on lab waste at connection to house system.

HEATING, VENTILATING AND AIR CONDITIONING

A.                                    General

1.                    Outside design conditions are 912F DB and 74SF WB (summer) and 0°F DB outside (winter).

2.                    See table below for indoor design conditions to be maintained (all volume calculations will be based on a 9’-0” ceiling height):

B.                                    Existing Core and Shell Services:

1.                    Normal Supply air from AHU-1 thru AHU-3.

2.                    Exhaust Air from ERU-1 thru ERU-4.

3.                    Hot Water from the central boilers and pumps.

4.                    Condenser Water from HX-2 through pumps CWP-4 & CWP-5.

5.                    DDCATC System.

C.                                    Space HVAC Services:

1.                    Office spaces shall be served by four pipe fan coil units. Ventilation air shall be provided at 20 CFM per person. Constant volume supply valves with no heating coil shall provide the ventilation air.

2.                    Each Mass spec shall be provided with a 2” PVC exhaust pipe with a ball valve.

3.                    The General Lab shall be provided with Tek-Air fume hood exhaust valves.

4.                    The General Lab shall be provided with Variable or constant volume Tek-Air valves.

5.                    The General Lab shall have Tek-Air supply valves and Tek-Air general exhaust valves.

6.                    The Glass Wash shall have an Envirotec supply and exhaust valve with stainless steel canopy hoods.

7.                    The Elevator Lobby shall have an Envirotec supply and exhaust valve.

8.                    The Server Room shall be provided with cooling that will be on the generator. No humldification shall be provided.

9.                    Lab Spaces shall be provided with lab type diffusers.

10.             The Cold Rooms shall be provided with condenser water from the Base Building system.

ELECTRICAL

A.                                    General

1.                    The main service to the building comprises of two 3000 AMP, 480/277 volt electrical switchboards which serve the entire building.

2.                    The switchboards support Base Building mechanical equipment, common area lighting/power and tenant bus duct riser. From switchboard in basement there is a 2000 amp 480/277 volt un-metered bus duct risers for tenant which support Tenants in basement through floor three.

3.                    Electric service to support Tenant is available from bus duct risers. Tenant is responsible for the bus duct plug in unit disconnect switch(es), utility meter and their associated distribution equipment. Large tenant loads (per Landlords discretion) may come directly from Base Building switchboards via check meter(s).

4.                    An optional gas fired 750KW stand-by generator has been provided for building tenant use located on roof. Tenant is responsible, for but not limited to, supply feeder to their space from existing stand-by distribution panelboard (normally off) located in 4* floor Penthouse. Tenant shall supply automatic transfer switch, check meter (per Landlord standards) and associated distribution equipment. The tenant allowance is 4 W/SF.

5.                    Emergency egress lighting and exit signs shall be utilize via battery ballast pack and or battery unit from normal panel.

FIRE ALARM

A.                                    General

1.                    The Fire Alarm system will be an extension of the existing Fire Alarm system within the building.

2.                    Existing devices will be relocated to accommodate the new Architectural layout.

3.                    New devices will be installed.

4.                    Speaker/Strobes will be installed in Open Office areas and Laboratories.

5.                    Strobe only devices will be installed in Conference Rooms.

Mechanical, Electrical, Plumbing and Fire Protection

Basis of Design

RUBUIS THERAPEUTICS
ACF DESIGN
BASEMENT LEVEL
399 Binney Street
Cambridge, MA

Prepared by:

Prepared for:

The Richmond Group
77 Main Street
Hopkinton, MA 01748

December 05, 2017

FIRE PROTECTION

A.                                    System Description:

1.                    The Sprinkler System will be an extension of the existing wet sprinkler system distribution within the building.

2.                    Classification:

Corridors, Toilets - Light Hazard
Vivarium-Ordinary Hazard Group 1

3.                    Sprinkler Type:

Concealed pendent with white cover plates throughout areas within Scope of Work for this project.
High temperature heads in Cage Wash and Sterilizer area.

PLUMBING

A.                                    System Description:

1.                    Hand wash sinks to be provided in Procedure Rooms with non-potable hot and cold water and sanitary waste.

2.                    Dedicated electric water heaters for domestic hot water and non-potable.

3.                    No C02 or vacuum required.

4.                    RODI to humidifiers.

5.                    Toilet / Shower Rooms, Janitor Closet and Kitchenette sink on Domestic Water and Waste system.

HEATING, VENTILATING AND AIR CONDITIONING

A.                                    General

1.                    Outside design conditions are 91SF DB and 74^F WB (summer) and O’F DB outside (winter).

2.                    See table below for indoor design conditions to be maintained (all volume calculations will be based on a 9’-0” ceiling height).

B.                                    Existing Core and Shell Services:

1.                    Normal Supply air from AHU-4.

2.                    Chilled Water from CH-1 and CH-2 pumps and CHWP-1 thru CHWP-7.

3.                    Hot Water from the central boilers and pumps.

4.                    Condenser Water from HX-2 through pumps CWP-4 & CWP-5.

5.                    DDCATC System.

C.                                    Holding Room Services (all on emergency power):

1.                    Back up holding exhaust fan shall be provided. Fan shall be on standby power.

2.                    Back up 100% outdoor heat pump on standby power.

3.                    Each HP outside air intake will be supplied with an electric duct heater to raise the OA temperature in Winter to 55°F.

4.                    A system of isolation dampers so that during a power outage the Core & Shell AHU supply air duct will close; the backup supply duct will open and the backup system will start.

D.                                    Humidificatlon:

1.                    The main supply duct will have an electric humidifier (Basis of Design: Dri-Steem Ultra-Sorb) to raise the supply air humidity level to a minimum of+70% relative humidity in the duct (or an equivalent of 30% RH in the space). This unit will need a wall mounted steam generator.

2.                    Individual room supply duct will be provided with a duct mounted hot water reheat coll (for individual control) and an electric humidifier (Basis of Design: Dri-Steem Ultra-Sorb) providing individual room control. The room humidifier will raise the supply air humidity level to maintain a maximum of ±50% RH in the space. Each unit will need a wall mounted steam generator.

3.                    RODI water will be used since these are Animal Labs. With City Water make-up, the humidifiers would enter a timed drain cycle where the unit will lose its humidity level for a period of 5-8 minutes.

4.                    Electric humidifiers will not be on generator backup power.

ELECTRICAL

A.                                    Normal Power: The space shall be served by buildings 480/277 Volt electric service originating in the Basement bus duct riser or switchboard. New panelboards shall feed various panels and transformers in Tenant space. Provide utility meter from bus riser or check meter if using switchboard as needed to support Tenant space.

B.                                    Standby Power: The space shall be served by new electrical service originating at the 480/277 Volt optional standby panel located on 4th floor Penthouse. New panelboards via ATS and check meter shall feed various panels and transformers in Tenant space.

C.                                    Lighting:

1.                    Lighting controls shall meet IECC 2015.

2.                    Common Areas:

40 - 50 footcandles at 3 feet above floor utilizing recessed direct/indirect LED or fluorescent light fixtures.

3.                    Procedure/Holding/Quarantine Rooms:

Each Procedure Room and associated Animal Holding Rooms shall be equipped with an independently controlled lighting system. An additional system (red lensed) shall be provided in the rooms to accommodate evening procedures. These systems are as follows:

•              Animal White light (full spectrum fluorescent/LED). Animal lighting system shall provide a programmable, automatic day/night cycle on an adjustable time and duration schedule.

•              Animal lighting system shall provide 35-55 FC (adjustable) at 3’ AFF. System override shall be manually controlled by a rotary timer switch mounted outside animal room near door and clearly marked for override.

•              Override ability shall be for a maximum of 60-minute time period.

4.                    Emergency egress lighting and exit signs shall be utilize via battery ballast pack and or battery unit from normal panel.

a.                                Standby Power:

Procedure Rooms:

•                  Wall outlets, one (1) general purpose GFI receptacle in each Procedure Room

•                  Bio-Safety Cabinet

•                  Lighting

Holding Rooms and Quarantine:

•                  Wall outlets, two (2) general purpose GFI receptacles in each holding room

•                  Ventilated cage racks

•                  Bio-Safety Cabinet

•                  Lighting

HVAC Systems:

•                  Holding room supply and exhaust fans

•                  Holding room heat pump

•                  HVAC Controls

Equipment:

•                  Refrigerator

•                  Freezer

b.                                Normal Power:

General and support Spaces:

•                  General receptacles

•                  Lighting

•                  Computers

c.                                 HVAC Systems:

•                  Electric Steam Humidifiers, refer to HVAC.

d.                                Plumbing Systems:

•                  Electric Water Heater.

FIRE ALARM

A.                                    The Fire Alarm system will be an extension of the existing Fire Alarm system within the building.

B.                                    Devices in Holding Rooms shall be designed for low frequency levels acceptable to laboratory animals.

Scope of Work

Rubius Therapeutics	Project # TBD
399 Binney St, Cambridge, MA	November4, 2017

1.              Architectural

•                  Casework

•                  New mobile casework in the labs, Metal w/ Epoxy Tops and Integral Utilities

•                  New fixed casework at sink and Fume Hood locations - Metal w/ Epoxy Top

•                  (36) Thirty-Six Ceiling Utility Panels

•                  Floor finishes

•                  Resilient Tile - Ballroom Lab, Support Labs, Lab Corridor

•                  Luxury Vinyl Tile - Cafe/Lounge, Main circulation and Lobbies

•                  Epoxy paint - Mechanical, Electrical

•                  Epoxy Flooring- Waste Storage

•                  Static Dissipative Tile - Server Room

•                  Sheet Vinyl- Tissue Culture Labs, Bio-Processing Suite

•                  Carpet Tile - Coat/Storage, Open Office, Conference

•                  Ceiling Finishes

•                  2x4 Standard Lab Tiles- Ballroom Lab, Support Labs

•                  Vinyl Faced Tile- Tissue Culture Labs, Bio-processing Suite

•                  2x2 Standard Office Tile in Fine Line Grid - Conference, Huddle, Phone

•                  2x2 Standard Office Tile in 15/16 Grid - Office Support

•                  Open Ceiling - Open Office, Reception

•                  Glazing

•                  8’-0” Butt glazing at offices and labs.

•                  8’-0° Glass Doors - Conference, Huddle Rooms

•                  Doors

•                  Flush wood doors at Coat/Storage, Server Room, Wellness

•                  Full View Wood doors at Phone Rooms.

•                  Hollow metal doors with vision kits at Ballroom Lab, Support Labs, Tissue Culture Labs, Bio-Processing Suite (gasketed)

•                  Millwork

•                  Kitchen - Plastic laminate base/wall cabinets with solid surface counter. Assume solid surface waterfall edge at island.

•                  Print Station - Plastic laminate base cabinet with plastic laminate counter and wall cabinets.

•                  Coat/Storage - Shelf & Rod

•                  Furniture is excluded

2.              Equipment

•                  (1)6’ Chemical Fume Hoods Included.

•                  Autoclave & glasswash units are not included

•                  BSCs are not included.

•                  Kitchen Appliances are not included.

•                  Lab equipment is not included.

3.              Fire Protection

•                  Existing sprinkler mains to remain

•                  Re-work branch lines and provide new sprinkler heads per new layout with proper density requirements for office and lab

4.              Plumbing

•                  Tepid water distribution to emergency shower / eye wash units, from existing house Tepid Skid. Each lab will have at least one emergency shower/eyewash per 50 feet of walking distance from experiment to unit Emergency shower / eyewash units will be located near the exit of each lab

•                  RODI distribution from existing house system to loop the floor to serve each lab sink and glass wash room.

•                  Compressed air distribution to ceiling panels (1 per panel) in labs, and along walls in main labs. Provide one drop within glass wash room. Connect new distribution to existing base building valve/cap. Additional drops needed at wall per matrix.

•                  Vacuum distribution to ceiling panels (1 per panel) in the labs and along the main lab walls. Provide a vacuum drop at each BSC. Connect new distribution to existing base building valve/cap. Additional drops needed at wall per matrix.

•                  N2 Manifold and distribution per matrix

•                  CO2 Manifold and distribution per matrix

•                  O2 Manifold and distribution per matrix

•                  Labs will have (36) thirty-six ceiling utility panels.

•                  Fume hoods to receive Compressed Air, VAC.

•                  Connect to existing house pH neutralization system with horizontal lab waste and vent to existing base building risers. Horizontal lab waste and lab vent distribution on the tenant or below tenant floors from tenant sinks and equipment to base building riser connections.

•                  Pipe office sinks to cold water, domestic waste and vent, install local electric hot water heater

•                  Install non-potable hot water heaters, and distribution piping to lab sinks, glass wash room

5.              HVAC

•                  Base building will provide 100% outside supply air, exhaust air, chilled water, hot water, and condenser water.

•                  Office portion shall have supply air VAV air valves, with common plenum return.

•                  All lab areas shall have matching VAV exhaust air valves

•                  All supply air valves shall hot water heating coils

•                  Exhaust air valves shall track supply air valves and shall have liner, so insulation is not exposed

•                  Fume hood shall be constant volume type with bypass on sash operation

•                  Tissue culture lab shall (2) fan coils units for supplemental equipment cooling, connected to the base building chilled water system.

•                  In addition to the tissue culture labs, general labs shall have fan coil units for supplemental cooling,

•                  All office and lab supply and exhaust air VAV’s shall be standard type Envirotech or equal.

•                  Provide a 2 ton high temperature heat pump for each tel/data room, connect condenser water piping to base building riser

•                  All conference room walls shall be considered full height and will require sound lined Z-duct returns

•                  Office portion general exhaust shall have an open end duct with modulating damper control to maintain pressure. A sound attenuator elbow and straight run of duct sound lines needs to be installed for noise reduction

•                  Building Management System (BMS) shall be extended for tenant use.

•                  02 Sensor near N2 lanks and C02 manifolds, alarms shall be local and to BMS

6.              Electrical

•                  Distribution of fire alarm and life safety as required.

•                  Electrical distribution from main bus duct, wilh utility meter, 4S0 volt panels, transformers and 208 volt panels to support lighting, outlets power, HVAC equipment, plumbing equipment and lab equipment power

•                  (36) Thirty-Six Ceiling Utility Panels Total with (4) dedicated 120 volt, 20 AMP circuits each, (1) dedicated 120V, 20AMP on OS power and (2) T/D knock outs

•                  Power & Data to be fed from Ceiling.

•                  New lighting throughout with controls, including emergency and exit lighting

•                  8-wire power whips for furniture system. Floor boxes to be provided as layout requires.

•                  Floor boxes for all conference rooms for power, TD and AV

•                  Standby power from base building generator, wired to tenant area for tenant use, based on 4 W/SF per 60% of total rentable area

•                  Card access

•                  Security

•                  Tel/data . AV

•                  Equipment alarms on a separate system from BMS

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Schedule 2(d)

LEED Standards

EAc4: Enhanced Refrigerant Management

The base building heating, ventilating, air conditioning and refrigeration systems have been selected to reduce ozone depletion and support early compliance with the Montreal Protocol while minimizing direct contributions to climate change. All tenant provided HVAC&R equipment must also comply with the following formula, which sets a maximum threshold for the combined contributions to ozone depletion and global warming potential:

IEQc5: Indoor Chemical and Pollutant Source Control

The base building has been designed to minimize building occupant exposure to potentially hazardous particulates and chemical pollutants. All tenant work affecting the entry of pollutants into the building and potential cross contamination of regularly occupied areas must be mitigated through the following strategies, as applicable to the tenant improvements:

•                  Sufficiently exhaust each space where hazardous gases or chemicals may be present or used (e.g. garages, housekeeping and laundry areas and copying and printing rooms) to create negative pressure with respect to adjacent spaces when the doors to the room are closed. For each of these spaces, provide self-closing doors and deck-to-deck partitions or a hard-lid ceiling. The exhaust rate must be at least 0.50 cubic feet per minute (cfm) per square foot (0.15 cubic meters per minute per square meter), with no air recirculation. The pressure differential with the surrounding spaces must be at least 5 Pascals (Pa) (0.02 inches of water gauge) on average and IPa (0.004 inches of water) at a minimum when the doors to the rooms are closed.

•                  In mechanically ventilated buildings, each ventilation system that supplies outdoor air shall comply with the following:

A.                  Particle filters or air cleaning devices shall be provided to clean the outdoor air at location prior to its introduction to occupied spaces.

B.                  These filters or devices shall meet one of the following criteria:

•                        Filtration media is rated a minimum efficiency reporting value (MERV) of 13 or higher in accordance with ASHRAE Standard 52.2.

•                        Filtration media is Class F7 or higher, as defined by CEN Standard EN 779: 2002, Particulate air filters for general ventilation, Determination of . the filtration performance.

•                        Filtration media has a minimum dust spot efficiency of 80% or higher and greater than 98% arrestance on a particle size of 3-10 fig.

C.                  Clean air filtration media shall be installed in all air systems after completion of construction and prior to occupancy.

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Tenant LEED Design & Construction Guidelines

For

399 Binney Street

399 Binney Street

Cambridge, MA 02420

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TABLE OF CONTENTS

PART A; GENERAL PROJECT INFORMATION

PART B: LEED-CS AND LEED-CI CERTIFICATION

1. Sustainable Sites (SS)

2. Water Efficiency (WE)

3. Energy and Atmosphere (EA)

4. Materials and Resources (MR)

5. Indoor Environmental Quality (IEQ)

6. Innovation in Design (ID)

7. Resources for Tenants

PART C:	TENANT SPECIFICATION AND PRODUCT SUGGESTIONS

APPENDIX:	SUPPLEMENTAL INFORMATION

A. LEED-CS Scorecard (completed)

B. LEED-CI for Commercial Interiors Scorecard (Sample)

C. IAQ Management Plan (Sample)

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PART A: GENERAL INFORMATION

Introduction

This document is provided to inform tenants of the sustainable design aspects for the design and construction of the 399 Binney Street, and to outline the sustainability goals and objectives for the tenant spaces. This document also provides information on how the base building sustainable features will interface with the tenant fit-up sustainable features (LEED CI).

Using the information provided here the tenants are encouraged to make their fit-up projects comply with the standards of the US Green Building Council LEED for Green Building Design and Construction. Some key features of LEED are prerequisites, and where these are a requirement for Tenant spaces they have been noted here.

Being a tenant in a LEED certified construction project can benefit a company’s bottom line. It can be more cost effective and save money on utility bills and operating costs. It can increase productivity by making employees and residents more comfortable and it can create a positive reputation for the company in the community. LEED certified projects help the larger environment by reducing energy and natural resource consumption and by cutting down on waste and pollution created.

The U.S. Green Building Council and LEED

The U.S. Green Building Council (www.usgbc.org) is a nonprofit organization committed to expanding sustainability in the built environment. Its mission is to transform the way buildings and communities are designed, built and operated, enabling an environmentally and socially responsible, healthy, and prosperous environment that improves the quality of life. LEED is a voluntary, consensus-based national rating system for developing high-performance, sustainable buildings.

Developed by USGBC, LEED addresses all building types and emphasizes state-of-the-art strategies for sustainable site development, water savings, energy efficiency, materials and resources selection, and indoor environmental quality. LEED is a voluntary rating system for green building design and construction that provides immediate and measurable results for building owners and occupants.

399 Binney Street

Tenants at the 399 Binney Street have a remarkable opportunity to help lead the shift to sustainability in buildings, and in the process define a new kind of workplace. By locating in a LEED certified building, tenants will benefit from excellent indoor air quality, as well as other advantages. These and other elements combine to create a healthier workplace and improve the indoor environment for all employees. In addition, the 399 Binney Street has seta higher standard with high-performance technologies that use less energy, consume less water, and leave a smaller footprint on the city’s resources. Some of the building’s innovative features will be noticed upon entering the building while others, such as energy-saving light fixtures and efficient systems will exist behind the scenes, quietly but significantly setting the building apart from its neighbors.

The Tenant Guidelines that follow summarize the measures the 399 Binney Street has undertaken to achieve LEED certification. These guidelines are intended to help tenants understand and take full  advantage of the high-performance features of the building, and to provide guidance in ways that tenants can reinforce these features in their own workplaces.

The 399 Binney Street project has seta goal of achieving certification for the base building using LEED for Core and Shell (LEED-CS). We can only design and build the building, however. It is up to our tenants to fit it out and operate it in an environmentally friendly way. To do this, we recommend you use the LEED for Commercial Interiors rating system (LEED-CI). The intent of LEED-CI is to assist in the creation of high-performance, healthy, durable, affordable and environmentally sound commercial interiors. Together

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LEED-CS and LEED-CI address the commercial office real estate market for both developers and tenants enabling significant benefits through improved indoor air quality, maximized daylighting and lower energy costs. A copy of the LEED-CI 2009 Scorecard and Rating System are included as an appendix for reference by tenants who wish to explore more information on timing and detailed strategies.

PART B: LEED-CS AND LEED-CI CERTIFICATION

Tenant’s Interior Fit-Out: LEED-CI

As noted above, the property offers many sustainable features. Tenants have the option of building upon these features in the fit-out of their space.

To achieve LEED-CI certification, a minimum of 40 points are needed, out of an available 110 points. For Silver, 50 points are needed, Gold requires 60 points and Platinum requires 80 points. The LEED-CI program credits can be broken into three different categories for this project, specifically:

•	Achieved credits [already achieved as part of the base building LEED-CS design and construction]	29 points

•	LEED Certified or Silver credits (credits easily attainable in the interior fit-out]	25-38 points

•	LEED Gold, or Platinum credits [additional “maybe” credits that could be pursued to achieve a higher level of LEED certification]	18-24 points

Refer to the potential Tenant Fit-Up LEED-CI scorecard in the Appendix.

Achieved Credits	29 Points

These credits/points are noted as YES on the attached potential tenant fit-out LEED-CI scorecard.

SSc1, Site Selection	[5 points]

The tenant has selected a building that will be achieving LEED certification. The base building has been designed and built with environmentally sustainable measures. The required documentation to support this claim, a copy of the core/shell building LEED certification document, will be provided for the tenant.

SSc2, Development Density and Community Connectivity	[6 points]

The tenant has selected a building that is within Y% mile of a residential neighborhood with an average density of 10 units per acre net, and is within 1/z mile of at least 10 basic services; and has pedestrian access between the building and the services.

SSc3.1, Alternative Transportation: Public Transportation Access	[6 points]

The tenant has selected a building that is located within Vz mile walking distance, measured from a main building entrance, of two MBTA stations. Green and Orange line, which give them the opportunity to travel through Cambridge and Boston via different subway services.

SSc3.2, Alternative Transportation: Bicycle Storage & Changing Rooms	[2 points]

The tenant has selected a building that was designed and built with bicycle storage. The Tenant can choose to achieve this credit by installing showers and providing changing rooms.

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WEpl and WEc1.1, Water Use Reduction Prerequisite and 35% Savings	[8 points]

The tenant has selected a building that was designed and built with low-flow and low-flush plumbing fixtures for the bathroom in the core of the building. These low-flow and low-flush fixtures include a toilet, urinal and lavatory faucet; Tenants shall utilize similar low-flow faucets and fixtures that exceed the 1992 EPACT requirements in their own spaces, including low -flow (0.5 GPM) lavatory faucet, low-flow (1.5 GPM) kitchenette faucet, 1/8 GPF urinals, and 1.28 GPF water closet. In addition, the faucets have been equipped with auto-sensors that further reduce water usage. Tenant fixtures in tenant spaces shall utilize low-flow technologies as well.

EAp2, Minimum Energy Performance Prerequisite, Part 1 of 2	[required]

The tenant has selected a building that was designed and built according to the ASHRAE 90.1-2007 energy standard, which is the Massachusetts Energy Code at the time of construction. Energy efficiency was considered when designing the envelope of the building, which includes the selection of roof insulation, wall insulation, floor insulation and windows. The mechanical and domestic hot water systems use energy efficient technology and equipment. If the mechanical systems or envelope are adjusted or supplemented by the tenant fit-out, care should be taken to ensure the current LEED program referenced energy standard is still being met. Not addressed here is the lighting density requirements that fall within the scope of the tenant fit-out; however, it is expected and required that tenants will use high-efficiency light fixtures with occupancy sensor and daylight dimming controls. See Interior Fit-Out section for more information.

EAp3, CFC Reduction in HVAC&R Equipment Prerequisite	[required]

The tenant has selected a building that was designed and built with equipment that does not use any CFC refrigerants for cooling. CFCs adversely affect the ozone causing environmental harm. If the mechanical systems are adjusted or supplemented by new equipment or systems in the tenant fit-out, care must be taken to ensure no CFCs are used in new equipment.

MRpl, Storage & Collection of Recyclables	[required]

The site and building was designed and built to provide a central area for storing the collection of tenants’ recyclables before removal from the site. During the design and construction of the tenant spaces, areas for tenant specific recycling bins shall be provided within the tenant space. These areas shall include, but are not limited to, kitchenettes, copy rooms, printer areas and other spaces near trash bins. Recycling bins for paper, cardboard, plastic, metal and glass shall be provided.

lEQp1, Minimum Indoor Air Quality Performance Prerequisite	[required]

The tenant has selected a building that was designed and built according to the ventilation standard, ASHRAE 62.1-2007. If the mechanical systems are adjusted or supplemented, or if the tenant needs any high density space, care should be taken to ensure the current LEED referenced ventilation standard is still being met.

IEQp2, Environmental Tobacco Smoke (ETS) Control	[required]

The tenant has selected a building that was designed and built to meet the requirements of this prerequisite. There is no smoking allowed in this building in accordance with Commonwealth of Massachusetts Law. Smoking is prohibited outside within 25 feet of any entries, outdoor air intakes and operable windows.

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EQc3.1, Construction IAQ Management Plan, During Construction	[1 point]

The interior fit-out of the space will implement best practices for air quality. Measures taken by the contractors will include protection of duct and mechanical systems, absorptive materials and good housekeeping in accordance with SMACNA Indoor Air Quality guidelines for building under construction.

IEQc7.1, Thermal Comfort, Design	[1 point]

The core and shell indoor conditions comply with the ASHRAE 55-2004, the indoor temperature and humidity conditions standard. The base building HVAC system is designed and installed to support achieving this credit. If the mechanical systems are adjusted or supplemented as part of the tenant fit-out, care should be taken to ensure the standard referenced is still being met. Thermal comfort ranges are as follows:

•                  Temperature Range: 75°F± 2° in summer, 70°F ± 2° in winter.

•                  Humidity Range: 50% ± 10% summer, 20% + 10% in winter.

•                  Zone Control: All thermostats and humidity sensors are located in the zone served.

•                  Outdoor Conditions: Per ASHRAE 90.1-2007, outdoor design conditions are 87’F DB/73°F WB in summer and 7”F DB in winter.

LEED Certified or Silver Minimum Requirements	25-38 Points

To obtain LEED certification, the tenant can choose from items with point values from the list below to incorporate into the design and fit-out of tenant space. The “required” items must be incorporated into the fit-out to achieve certification. These credits/points are generally noted as YES on the attached tenant fit-out LEED-CI scorecard.

EAp1, Fundamental Building Systems Commissioning Prerequisite	[required]

To increase energy performance of the tenant’s space, a Commissioning Agent will verify that the project’s energy-related systems are installed, calibrated and perform as intended.

EAp2, Minimum Energy Performance Prerequisite, part 2 of 2	[required]

The lighting designed under the scope of the tenant fit-out must meet the LEED requirements of the ASHRAE 90.1-2007 energy standard, and at least 50% (by rated-power) of installed Energy Star eligible appliances and equipment shall be Energy Star qualified.

EAc1.1, Optimize Energy Performance, Lighting Power	[2-5 points]

The design for the lighting will need to meet and exceed the ASHRAE Standard 90.1-2007 by reducing the lighting power used by 20%. Tenants that reduce their lighting power by more than 20% can earn additional points, up to 5 points for 35% savings. The tenant’s choice of lamps and fixtures will need to take into consideration the tenant’s program needs and be high efficiency fixtures. (There is the potential of receiving rebates from the local utility depending on the specific fixtures selected. See www.nstar.com for more information.)

EAc1.2, Optimize Energy Performance, Lighting Controls	[1-3 points]

The installation of daylighting controls for all perimeter spaces (within 15 LF at exterior walls) and occupancy sensor controls can reduce unnecessary energy consumption. Daylighting controls work in conjunction with the lighting fixtures to allow natural daylight to provide the necessary illumination. This building requires the tenants to utilize daylight dimming controls, in addition to the other occupancy

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sensor and motion detection lighting controls. (There is the potential of receiving rebates from the local utility depending on the daylighting dimming system selected. See www.nstar.com for more information.)

EAc1.3, Optimize Energy Performance, HVAC Equipment	[5-10 points]

The tenant design shall meet the requirements in sections 1.4, 2.9 and 3.10 of the New Building Institute’s Advanced Buildings Core Performance Guide, which is used as the prescriptive criteria for the mechanical system which deal with the ducts, equipment, system operations, VAV pumps and fans (5 points). Premium efficient motors should be used on all equipment (>1 HP) and ECM motors (< 1 HP) shall be used in all tenant fan coil units and perimeter fan-powered VAV boxes. The base building HVAC system is designed and installed to support achieving this credit. (There is the potential of receiving rebates from the local utility depending on the variable speed drives on HVAC fans ECM motors, and Energy Management Systems selected. See www.nstar.com for more information.) The tenant has the potential of achieving a credit based on the layout of the space (5 points). To achieve this credit, every solar exposure must have a separate control zone. Interior spaces must be zoned separately from exterior spaces, and private office and conference rooms, kitchens, etc, must have active sensors that sense space occupancy and modulate the HVAC systems accordingly. The base building HVAC system is designed and installed to support achieving this credit.

EAc2, Enhanced Commissioning	[5 points]

As a LEED prerequisite (EApl), a Commissioning Agent will verify that the project’s energy-related systems are installed, calibrated and perform as designed. In addition, the Commissioning Agent can assist In the transition of the new systems from the installers to those who will operate and use them. They can provide a single manual for the tenant to assist in future re-commissioning calibration. The Commissioning Agent can oversee the training of operating personnel and tenant space occupants as well as return within ten months to review the system operations and assist in resolving any outstanding issues.

MRc2, Construction Waste Management	[2 points]

The tenant will be provided with sustainable practice options for construction waste removal. A large percentage of our landfills are composed of building construction waste. To earn this credit, the interior fit-out of the tenant’s space will ensure that a minimum of 75% construction and demolition waste will be diverted from landfills to be recycled. Given the quantity of recycling facilities and waste haulers in Massachusetts, this is very straightforward to accomplish.

MRc4, Recycled Material Content, 10%	[1 point]

The tenant fit-up can be designed to utilize materials that have recycled content. These materials include, but are not limited to, gypsum wallboard, steel studs, carpet, ceiling tiles and flooring. The achievement of this credit is dependent on the tenant’s selection of materials and furniture.

MRc5, Local/Regional Materials, 20% Manufactured Locally	[1 point]

The tenant fit-up can be designed to utilize materials that have been manufactured locally. These materials include, but are not limited to, gypsum wallboard, steel studs and flooring. The achievement of this credit is dependent on the tenant’s selection of materials and furniture.

IEc1, Outside Air Delivery Monitoring	[1 point]

The tenant design should include carbon dioxide monitoring in all densely occupied spaces. These spaces are most often conference rooms, training rooms and other gather spaces. The benefit of the monitoring system is that it allows the ventilation system to be set back when the spaces are not in use,

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thereby reducing unnecessary energy consumption. The base building HVAC system has the necessary infrastructure and outside air C02 sensors to support this operation.

IEQc4.1, Low-Emitting Materials, Adhesives and Sealants	[1 point]

Only low VOC (Volatile Organic Compound) adhesives (carpet, tile, wall base, etc.) and sealants shall be used throughout the tenant fit-out. The base building construction uses similar material to ensure a healthy environment.

IEQc4.2, Low-Emitting Materials, Paints	[1 point]

Only low-VOC (Volatile Organic Compound) paints shall be used in the interior fit-out The base building used similar materials and methods to ensure a healthy environment. Low-toxic paints and coatings shall be used throughout the interior fit-out.

IEQc4.3, Low Emitting Materials, Flooring	[1 point]

Only low-toxic carpet and pad systems that meet the Carpet and Rug Institute’s Green Label Plus shall be used throughout the interior fit-out.

IEQc6.1, Controllability of System, Lighting	[1 point]

The tenant has the choice of achieving a credit based on the lighting design instituted. The most straightforward method of achievement is to provide individual task lighting with occupancy sensors and automatic shut-off for all desks and workstations.

IEQc7.2, Thermal Comfort, Verification	[1 point]

The tenant can achieve a credit by installing a permanent thermal monitoring system that measures temperature, humidity and air speed that is integrated into the HVAC system. This will optimize the thermal comfort of the tenant space. The base building HVAC has the necessary software and infrastructure to support this credit. An alternative option for achievement of this credit is to put in place an occupant survey that collects input from all staff periodically and performs corrective action based on any issues that arise.

IDc2, LEED Accredited Professional	[1 point]

The tenant has selected a building that can provide a consultant for the interior fit-out that is a LEED Accredited Professional. The consultant is knowledgeable about the environmental options and the LEED process to help ensure the best product is achieved for the tenant’s needs.

RPc1.1-1.4, Regional Priority Credits	[1-4 points]

The LEED CI v.2009 program has identified six credits within the standard CI program that have extra importance for projects, based on the project’s location, and particular needs of the region. If a project achieves one of the Regional Priority Credits, one point can be awarded in addition to the points already awarded for the credit itself. For Boston, the Regional Priority Credits are SSc3.2, WEcl (to 40%), EAc1.1 (to 25%), EAcl.3, MRc3.1 (5%), and MRc5. EAc1.1, EAcl.3 and MRc5 should all be achievable with little additional effort and/or cost. This would enable the tenant fit-up project to achieve an additional 3 points. WEcl and MRc3 do not appear to be easily achievable to the levels required.

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LEED Gold or Platinum Additional	18-24 Points

At the tenant’s option, the following additional credits (points) can be pursued to obtain a higher level of LEED certification. These credits/points are generally noted as MAYBE on the attached tenant fit-out LEED-CI scorecard.

EAc1.4, Optimize Energy Performance, Equipment & Appliances	[1-4 points]

The selection of Energy Star rated office equipment and appliances provide energy reduction. A survey of all new and existing office equipment will be needed to assess whether any credits will be achieved and require the involvement of the tenant. Items that can be considered are computers, monitors, laptops, printers, copiers, fax machines, scanners and televisions, along with refrigerators and dishwashers. (For more information and a catalog of Energy Star equipment and appliances, see www.energvstar.eov.>

EAc4, Green Power	[5 points]

The tenant can choose receiving a credit for supporting alternative energy by purchasing 50% of their electricity or a minimum of 8 kWh/SF from a Green Power source for two years. Renewable sources must be defined by the Center for Resource Solutions (CRS) as a Green-e product. Most often, the purchase of Green-e Tradable Renewable Certificates, also known as RECs, are the method chosen for achieving this credit. This credit generally has been found to be cost-effective.

MRc1.1, Tenant Space, Long Term Commitment	[1 point]

The tenant has the choice of receiving a credit by engaging in a minimum 10-year lease. By committing to remain in the same place for a long period of time, building construction waste and material are reduced.

MRc3.1, Resource Reuse, 5%	[1 point]

The tenant has the choice of receiving a credit by using salvaged, refurbished or re-used construction materials for a minimum of 5% of the total materials budget

MRc3.2, Resource Reuse, Furniture and Furnishings	[1 point]

The tenant has the choice of receiving a credit by using salvaged, refurbished or re-used furniture and furnishings for a minimum of 30% of the total furniture and furnishings budget.

MRc4.2, Recycled Material Content, 20%	[1 point]

To achieve the higher threshold for recycled content, the tenant may need to consider the recycled content of their furniture. Many of the large office furniture companies such as Hayworth, Steelcase and Knoll provide lines with sustainable features.

MRc5.2, Local/Regional Materials, 10% Harvested or Extracted Locally	[1 point]

The tenant fit-up can be designed to utilize materials that are included in the locally manufactured credit and have been further extracted or harvested locally. These materials include, but are not limited to, gypsum wallboard and flooring. The achievement of this credit is dependent on the selection of materials by the tenant, and may include the furniture.

MRc6, Rapidly Renewable Materials	[1 point]

The tenant fit-up can be designed to utilize materials that have a growth cycle less than ten years. These materials include, but are not limited to, wheatgrass wood products, bamboo, and linoleum flooring. The

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achievement of this credit is dependent on the selection of materials by the tenant, and may include the furniture.

MRc7, Certified Wood	[1 point]

The tenant has the choice of receiving a credit by using certified wood in their tenant fit-out. Since there is usually a limited amount of wood being used in the finishes, the achievement of this credit is dependent on materials selected by the tenant including the furniture and millwork/cabinetry. To achieve this credit, half of all the wood used for the tenant fit-out, including furniture, must be FSC certified. This percentage is based on the cost of the materials.

IEQc3.2, Construction IAQ Management Plan, After Construction	[1 point]

There are two possible ways to achieve this credit. First is performing a flush-out of the tenant space after the completion of construction but prior to moving in. The time of the flush-out is dependent on the area of space but is (on average) two weeks. The other option is to perform indoor air quality testing, which is an additional cost but provides the tenant a record of the air quality prior to moving in. Items tested include particulates, formaldehyde, TVOC, 4-PCH and carbon monoxide.

IEQc4.4, Low Emitting Materials, Composite Wood	[1 point]

Any composite wood, such as plywood, particleboard or door cores shall be urea-formaldehyde free throughout the interior fit-out. The base building used these materials and methods to ensure a healthy environment.

IEQc4.5, Low-Emitting Materials, Systems Furniture & Seating	[1 point]

Tenants can receive this credit by purchasing Greenguard Indoor Air Quality Certified furniture for their new space, including work stations and seating. Salvaged and re-used furniture is exempt from this requirement.

IEQc8.2, Daylight and Views, Views	[1 point]

The base building has been designed to give the occupants views of outdoors from the majority of the occupied spaces. Future tenants also have the potential of achieving a credit for views of outdoors based on the layout of the tenant space. Placement of open work areas along the perimeter wall, with less used spaces, storage and closed office spaces with glass sidelights in the core areas will optimize views of outside the building for the employees. For more information, review the LEED-CI Reference Guide for credit requirements and additional strategies.

IDc1, Innovation in Design	[1-4 points]

The tenant has the potential of achieving up to four additional credits dependent on other environmental features they might institute. Some examples include purchasing 100% green power; providing an Educational program that provides signage, a case study, web-based information, and/or tours to share the green features of the tenant’s interior fit-out; to exceed MRc2 to more than 95% recycled construction waste; or to utilize ergonomic workstation furniture. A final Innovation credit for the tenant LEED CI program will be to engage in a building-wide green housekeeping program in which the cleaning materials, paper goods, equipment and procedures used are in accordance with Green Seal and will provide optimum indoor air quality so that all tenants will enjoy working in a clean and healthy building.

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Summary and conclusion:

Tenants are encouraged to pursue project certification under the LEED for Commercial Interiors program sponsored by the US Green Building Council. The program has specific prerequisites and credits that are intended to help tenant fit-up projects achieve greater sustainability. LEED-CI is the companion program to LEED-CS, and focuses on those aspects of design and construction that are under the control of the tenant.

Refer to the attached LEED-CS score sheet for those credits that the Core and Shell project is pursing. The score sheet has notations that key individual prerequisites and credits to the corresponding LEED-CI prerequisites and credits. See also the potential tenant LEED-CI scorecard for credits that should be achievable by the tenant fit-up project team.

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SUSTAINABLE DESIGN RESOURCES

The following is a partial listing of major resources for sustainable design and LEED:

1.              U.S. Green Building Council (USGBC) - www.usgbc.org

USGBC is the standard-writing body for the LEED Rating Systems. USGBC also provides education and other advocacy related to green building.

2.              Green Building Certification Institute (GBCI) -http://www.gbcl.org/

The GBCI is a third-party certification entity that provides reviews of LEED projects.

3.              GreenSpec Directory-www.greenspec.com

The GreenSpec directory provides green product information and resources.

4.              LEEDuser-www.LEEDuser.com

LEEDuser provides practical credit-by-credit advice for project teams working within the LEED rating system.

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PART C:                                             TENANT SPECIFICATION AND PRODUCT SUGGESTIONS

Tenant Interior Architect and Design Team to research and utilize products which are sustainable and aid in minimizing waste, lessening environmental impacts and health impact of occupants, utilize recycled materials, are obtained from within 500 mile radius of the 399 Binney Street in order to reduce the impact of embodied energy in getting products to the job site, reduce the energy & water required for operation of the facility. This guideline serves to lead project teams in selecting the most sustainable products for this building during the building’s lifecycle, and therefore it is recommended that research on current product availability is accomplished at the time of design. Please refer to the applicable LEED CI guideline at the time of design and construction for USGBC recommended guidelines for product selection assisting project teams in achieving compliance with the LEED CI program. At a minimum, sustainable features of the following products should be researched and evaluated for use in the facility:

•                  ACOUSTICALCEILING AND SUSPENSION SYSTEM

•                  CARPET AND FLOORING SYSTEMS

•                  PAINT, COATINGS, ADHESIVES, AND SEALANTS

•                  WALL TREATMENTS

•                  GYPSUM BOARD

•                  COUNTER TOPS

•                  WOOD PRODUCTS

•                  PLUMBING SYSTEMS AND FIXTURES

•                  MECHANICAL AND HVAC

•                  ELECTRICAL AND LIGHTING

•                  ENTRYWAY SYSTEMS

•                  BUILDING ENVELOPE

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APPENDIX:                         SUPPLEMENTAL INFORMATION

A.                                    LEED-CS Scorecard (completed)

B.                                    LEED-CI for Commercial Interiors Scorecard (sample)

C.                                    IAQ Management Plan for base building

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Appendix—A

LEED-CS Scorecard for the 399 Binney Street

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Appendix—B

LEED-CL Sample Scorecard

LEED 2009 for Commercial Interiors

Project Checklist

Lambert Farms Distribution Center

Sustainable Sites — Possible Points: 21

Y	?	N	Credit	Title	Points
5	[illegible]	12		Sustainable Sites	Possible Points: 21
5			[illegible]	Site Selection	1 to 5
		6	[illegible]	Development Density and Community Connectivity	6
		6	[illegible]	Alternative Transportation—Public Transportation Access	6
	2		[illegible]	Alternative Transportation—Bicycle Storage and Changing Rooms	2
	1		[illegible]	Alternative Transportation—Parking Availability	2

Water Efficiency — Possible Points: 11

Y	?	N	Credit	Title	Points
11				Water Efficiency	Possible Points: 11
Y			[illegible]	Water Use Reduction—20% Reduction	
11			[illegible]	Water Use Reduction	6 to 11

Energy and Atmosphere — Possible Points: 37

Y	?	N	Credit	Title	Points
[illegible]	[illegible]	33		Energy and Atmosphere	Possible Points: 37
Y			[illegible]	Fundamental Commissioning of Building Energy Systems	
Y			[illegible]	Minimum Energy Performance	
Y			[illegible]	Fundamental Refrigerant Management	
2	3		[illegible]	Optimize Energy Performance—Lighting Power	1 to 5
1	2		[illegible]	Optimize Energy Performance—Lighting Controls	1 to 3
	10		[illegible]	Optimize Energy Performance—HVAC	5 to 10
[illegible]	3		[illegible]	Optimize Energy Performance—Equipment and Appliances	1 to 4
	5		[illegible]	Enhanced Commissioning	5
	5		[illegible]	Measurement and Verification	2 to 5
	5		[illegible]	Green Power	5

Materials and Resources — Possible Points: 14

Y	?	N	Credit	Title	Points
[illegible]	[illegible]	2		Materials and Resources	Possible Points: 14
Y			[illegible]	Storage and Collection of Recyclables	
1			[illegible]	Tenant Space—Long-Term Commitment	1
		2	[illegible]	Building Reuse	1 to 2
	2		[illegible]	Construction Waste Management	1 to 2
	2		[illegible]	Materials Reuse	1 to 2
	1		[illegible]	Materials Reuse—Furniture and Furnishings	1
	2		[illegible]	Recycled Content	1 to 2
	2		[illegible]	Regional Materials	1 to 2
	1		[illegible]	Rapidly Renewable Materials	1
	1		[illegible]	Certified Wood	1

Indoor Environmental Quality — Possible Points: 17

Y	?	N	Credit	Title	Points
[illegible]	[illegible]	1		Indoor Environmental Quality	Possible Points: 17
Y			[illegible]	Minimum IAQ Performance	
Y			[illegible]	Environmental Tobacco Smoke (ETS) Control	
		1	[illegible]	Outdoor Air Delivery Monitoring	1
1			[illegible]	Increased Ventilation	1
1			[illegible]	Construction IAQ Management Plan—During Construction	1
1			[illegible]	Construction IAQ Management Plan—Before Occupancy	1
1			[illegible]	Low-Emitting Materials—Adhesives and Sealants	1
1			[illegible]	Low-Emitting Materials—Paints and Coatings	1
1			[illegible]	Low-Emitting Materials—Flooring Systems	1
1			[illegible]	Low-Emitting Materials—Composite Wood and Agrifiber Products	1
1			[illegible]	Low-Emitting Materials—Systems Furniture and Seating	1
	1		[illegible]	Indoor Chemical & Pollutant Source Control	1
	1		[illegible]	Controllability of Systems—Lighting	1
	1		[illegible]	Controllability of Systems—Thermal Comfort	1
		1	[illegible]	Thermal Comfort—Design	1
	1		[illegible]	Thermal Comfort—Verification	1
	1	1	[illegible]	Daylight and Views—Daylight	1 to 2
	1		[illegible]	Daylight and Views—Views for Seated Spaces	1

Innovation and Design Process — Possible Points: 6

Y	?	N	Credit	Title	Points
1	5			Innovation and Design Process	Possible Points: 6
	1		[illegible]	Innovation in Design: Specific Title	1
	1		[illegible]	Innovation in Design: Specific Title	1
	1		[illegible]	Innovation in Design: Specific Title	1
	1		[illegible]	Innovation in Design: Specific Title	1
	1		[illegible]	Innovation in Design: Specific Title	1
1			[illegible]	LEED Accredited Professional	1

Regional Priority Credits — Possible Points: 4

Y	?	N	Credit	Title	Points
2	2			Regional Priority Credits	Possible Points: 4
	1		[illegible]	Regional Priority: Bicycle Storage and Changing Rooms	1
1			[illegible]	Regional Priority: Water Use Reduction	1
1			[illegible]	Regional Priority: Increased Ventilation	1
	1		[illegible]	Regional Priority: Measurement and Verification	1

Total — Possible Points: 110

Y	?	N		Total	Possible Points
[illegible]	[illegible]	17		Total	110

[illegible]

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Appendix -C

Sample Indoor Air Quality Management Plan - During Construction

1.                                                    Construction IAQ Plan

The intent of this plan is to describe the measures to be taken in order to provide good indoor air quality (IAQ.) not only during construction but also after construction is complete and the occupants have moved into the building. This plan is based on the SMACNA standard “IAQ Guidelines for Occupied Buildings under Construction” and the requirements of the LEED-NC v2009 Construction Program.

This document is to provide the framework for the General Contractor to create the project specific plan to minimize contamination in the building during construction and to flush the building prior to construction.

It is not the intent of this document to replace or supercede OSHA regulations as to safe construction workplace practices. It remains the responsibility of the Construction Manager and the individual sub-contractors to maintain safe building and site operations.

The plan will address construction IAQ by recommending procedures in six areas of concern, which in turn will allow the building to achieve two LEED program points:

•                  HVAC system protection

•                  Contaminant source control

•                  Pathway interruption

•                  Housekeeping

•                  Scheduling

•                  Building flush-out

The following describes the specific measures to be performed in each area of concern:

2.                                                    HVAC Protection

•                  During construction, provide temporary MERV 8 filters at the return air system openings. Perform frequent periodic maintenance if the HVAC system is being utilized and replace filters as they become loaded. When activities that produce high dust, such as drywall sanding, concrete cutting, masonry work, wood sawing and insulating or pollution levels occur, seal off the return air system openings completely for the duration of the task.

•                  Shut down or seal off the return air during any demolition operations.

•                  If the HVAC system is not used during construction, seal off the supply and return air system openings to prevent the accumulation of dust and debris in the duct system. Seal the diffusers in plastic also.

•                  Do not use the mechanical rooms to store construction or waste materials. Keep rooms clean and neat.

•                  After construction, provide AHU filter media to meet the ASHRAE MERV Level 13 (80-90% efficient). Provide cut sheets on the filter media utilized with the MERV values highlighted.

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•                  Provide periodic duct inspections during construction; if the ducts become contaminated due to inadequate protection, clean the ducts professionally in accordance with NADCA (National Air Duct Cleaning Association) standards.

•                  The General Contractor shall take photographs showing measures in place.

3.                                                    Source Control

•                  Odor and dust sources can be classified in one of three categories:

Class 1. These are air pollutants expected to have only a nuisance impact on exposed occupants. Health effects should only occur in the case of very sensitive individuals.

Class 2. These are air pollutants that could cause a moderate but temporary health impact in some occupants.

Class 3. These are more hazardous air pollutants that could cause severe, acute, or chronic illness.

•                  Use low VOC products as indicated by the specifications to reduce potential problems.

•                  Restrict traffic volume and prohibit idling of motor vehicles where emissions could be drawn into the building.

•                  Utilize electric or natural gas alternatives for gasoline and diesel equipment where possible and practical.

•                  Cycle equipment off when not being used or needed.

•                  Exhaust pollution sources to the outside with portable fan systems. Prevent exhaust from recirculating back into the building.

•                  Keep containers of wet products closed as much as possible. Cover or seal containers of waste materials that can release odor or dust.

•                  Protect stored on-site or installed absorptive building materials from weather and moisture; wrap with plastic and seal tight to prevent moisture absorption.

•                  The General Contractor shall take photographs showing measures in place.

4.                                                    Pathway Interruption

•                  Provide dust curtains or temporary enclosures to prevent dust from migrating to other areas when applicable.

•                  Locate pollutant sources as far away as possible from supply ducts and areas occupied by workers when feasible. Supply and exhaust systems may have to be shutdown or isolated during such activity.

•                  During construction, isolate areas of work to prevent contamination of clean or occupied areas. Pressure differentials may be utilized to prevent contaminated air from entering clean areas.

•                  Depending on weather, ventilation using 100% outside air will be used to exhaust contaminated air directly to the outside during installation of VOC emitting materials.

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5.                                                    Housekeeping

•                  Provide regular cleaning concentrating on HVAC equipment and building spaces to remove contaminants from the building prior to occupancy.

•                  All coils, air filters, fans and ductwork shall remain clean during installation and, if required, will be cleaned prior to performing the testing, adjusting and balancing of the systems.

•                  Suppress and minimize dust with wetting agents or sweeping compounds. Utilize efficient and effective dust collecting methods such as a damp cloth, wet mop, vacuum with particulate filters, or wet scrubber.

•                  Remove accumulations of water inside the building. Protect porous materials such as insulation and ceiling tile from exposure to moisture.

•                  Provide photographs of the above activities during construction to document compliance.

6.                                                    Scheduling and Construction Activity Sequence

•                  Schedule high pollution activities that utilize high VOC level products (including paints, sealers, insulation, adhesives, caulking and cleaners) to take place prior to installing highly absorbent materials (such as ceiling tiles, gypsum wall board, fabric furnishings, carpet and insulation, for example). These materials will act as ‘sinks’ for VOCs, odors and other contaminants, and release them later after occupancy.

7.                                                    Building Flush-out

•                  Clean the coils and fans, replace all filter media with MERV 13 (80-90% efficient) media when construction is complete and prior to operating HVAC system for flush-out.

•                  Operate the HVAC systems utilizing 100% outside air in all systems (where possible) for continuously for a two-week period prior to occupancy, providing 14,000 cubic feet of air per square foot of building served over the flush-out period.

•                  Check HVAC filters and systems daily. Replace filter media as loading occurs, or if media is dislodged from the holding rack.

•                  If filter media does get dislodged from the holding rack, shut down the unit and inspect the downstream ductwork for dust, dirt and debris carryover. If needed, professionally clean the ductwork per NADCA standards.

•                  When flush-out is complete and building is ready for occupancy, replace all filter media one final time with MERV 13 filters.

Refer to attached Planning Checklist and Inspection Checklist for use in planning activities and confirming that measures selected are utilized.

PLANNING AND INSPECTION CHECKLISTS

The planning and inspection checklists included in this document cover a range of building systems and projects. These lists may be useful in documenting problem areas, identifying responsibility, communicating the problem to the responsible party, and serving as follow-up reminders.

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The checklists are generic and include a list of items, not all of which are applicable for every project. Therefore, the lists should be used as generic masters, to be revised to suit the needs of specific equipment and systems in specific projects. Some items will not be relevant and should be deleted from the project checklists. Other items may need to be added.

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Planning Checklist

Project: Project Phase/Area

1.0 Potential Emissions	Source	Class

1.1 Materials disturbed

1.2 New products

1.3 Equipment operation

1.4 System disruption

1.5 Waste materials

2.0 Pathway	Affected Areas	Worst-Case

2.1 HVAC recirculation

2.2 Direct exposure

2.3 Negative pressure

2.4 Tracking

3.0 Controls	Options	Comments

3.1 HVAC protection

3.2 Product substitution

3.3 Equipment modification

3.4 Local exhaust

3.5 Air cleaning

3.6 Covering/sealing

3.7 Negative Pressure

3.8 Barriers

3.9 Source relocation

3.10 Dust suppression

3.11 Upgraded cleaning

3.12 Buffer zones

3.                                      Instructions

For larger projects, review by phase or area (do separate checklist for each).

Section 1.0: Select Class 1, 2, or 3. Refer to Page 3 for Classes.

Section 2.0: Describe area and/or attach floor plan. Note approximate occupancy during impact. Discuss worst-case scenarios (emissions/occupancy/pathway).

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Section 3.0: Note pros and cons of each option.

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General Inspection Checklist

Project: Project

Status

Date

Inspector

Contractor(s)

1.0 Active Work Areas	Location	Odor?	Dust?

1.1 Materials disturbed

1.2 New products

1.3 Equipment operation

1.4 System disruption

1.5 Waste materials

2.0 Potentially Affected Areas	Location	Odor?	Dust?

2.1 HVAC recirculation

2.2 Direct exposure

2.3 Negative pressure

2.4 Tracking

3.0 Controls	Description	Status

3.1 HVAC protection

3.2 Source control

3.3 Pathway interruption

3.4 Housekeeping

3.5 Scheduling

4.0 Occupant complaints/observations

5.0 Occupant complaints/observations

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Weekly Checklist- IAQ Management Tasks

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Schedule 2(e)

Well Building Guidelines
https://www.wellcertified.com/en

WELL BUILDING STANDARDS

Landlord and Tenant shall each abide by the following WELL Building Standards and any rules and regulations of general application to all similarly situated Building tenants that may reasonably be implemented by Landlord to ensure compliance with the WELL Building Standards, including, without limitation, the International WELL Building Institute’s WELL Building Standard for Core and Shell Construction: Details on the requirements for each certification can be found at www.wellceiiified.com.

The WELL Building Standard marries best practices in design and construction with evidence-based health and wellness interventions. It harnesses the built environment as a vehicle to support human health, well-being and comfort. WELL Certified spaces and developments can lead to a built environment that helps to improve the nutrition, fitness, mood, sleep, comfort and performance of its occupants. This is achieved in part by implementing strategies, programs and technologies designed to encourage healthy, more active lifestyles and reducing occupancy exposure to harmful chemicals and pollutants.

The following Wellness practices and strategies establish a process through with the Tenant can elevate human health and comfort to the forefront of building practices and reinvent buildings that are not only better for the planet, but also for people.

WELLNESS STRATEGIES

Tenant shall use reasonable efforts to adhere to the following standards so that Landlord and Tenant may achieve the WELL Building Standards.

A.            Smoking Ban (Precondition 02): Smoking and the use of e-cigarettes is prohibited inside the building. A smoking ban is in effect within 25 feet of all entrances, operable windows and building air intakes. A smoking ban is in effect on all decks, patios, balconies, rooftops and all other regularly occupied exterior building spaces. Signage shall be provided by the Landlord stating the restriction.

B.            VOC Reduction (Precondition 04): Tenant must select materials that meet WELL Air Quality Standards, including the compliance with the following items listed below. Tenant may choose to comply with furniture standards, but is not mandated by the Landlord.

a.     PART 1: INTERIOR PAINTS AND COATINGS
The VOC limits of newly applied paints and coatings meet one of the following requirements:

i.                  100% of installed products meet California Air Resources Board (CARB) 2007, Suggested Control Measure (SCM) for Architectural Coatings, or South Coast Air Quality Management District (SCAQMD) Rule 1113, effective June 3, 2011 for VOC content.

ii.               At minimum 90%, by volume, meet the California Department of Public Health (CDPH) Standard Method v1.1-2010 for VOC emissions.

iii.            Applicable national VOC control regulations or conduct testing of VOC content in accordance with ASTM D2369-10; ISO 11890, part 1; ASTM D6886-03; or ISO 11890-2.

b.     PART 2: INTERIOR ADHESIVES AND SEALANTS
The VOC limits of newly applied adhesives and sealants meet one of the following requirements:

i.                  100% of installed products meet South Coast Air Quality Management District (SCAQMD) Rule 1168, July 1 2005 for VOC content.

ii.               At minimum 90%, by volume, meet the California Department of Public Health (CDPH) Standard Method v1.1-2010 for VOC emissions.

iii.            Applicable national VOC control regulations or conduct testing of VOC content in accordance with ASTM D2369-10; ISO 11890, part 1; ASTM D6886-03; or ISO 11890-2.

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c.     PART 3: FLOORING
The VOC content of all newly installed flooring must meet all limits set by the following, as applicable:

i.                  California Department of Public Health (CDPH) Standard Method v1.1-2010.

d.     PART 4: INSULATION
The VOC content of all newly installed thermal and acoustic insulation in ceilings and walls must meet all limits set by the following, as applicable:

i.                  California Department of Public Health (CDPH) Standard Method v1.1-2010.

C.            Construction Pollution Management (Precondition 07): Tenant construction must minimize the introduction of air pollutants during construction and remove pollutant build up before occupancy. This feature has a direct overlap with LEED v4 EQ Credit: Construction Indoor Air Quality Management Plan. Specific requirements include:

a.     PART 1: DUCT PROTECTION
To prevent pollutants from entering the ventilation system, all ducts are either:

i.                  Sealed and protected from possible contamination during construction.

ii.               Vacuumed out prior to installing registers, grills and diffusers.

b.     PART 2: FILTER REPLACEMENT
To prevent pollutants from entering the air supply post-occupancy, if the ventilation system is operating during

i.                  All filters are replaced prior to occupancy.

c.     VOC ABSORPTION MANAGEMENT
To prevent building materials from absorbing and later releasing VOCs emitted by other (source) materials during construction, the following requirements are met:

i.                  A secure area is designated to store and protect absorptive materials, including but not limited to carpets, acoustical ceiling panels, fabric wall coverings, insulation, upholstery and furnishings.

ii.               Wet materials, including but not limited to adhesives, wood preservatives and finishes, sealants, glazing compounds, paints and joint fillers are installed and allowed to fully cure, prior to installation of absorptive materials.

iii.            Hard finishes requiring adhesive installation are installed and allowed to dry for a minimum of 24 hours, prior to installation of absorptive materials.

d.     DUST CONTAINMENT AND REMOVAL
The following procedures are followed during building construction:

i.                  AH active areas of work are isolated from other spaces by sealed doorways or windows or through the use of temporary barriers.

ii.               Walk-off mats are used at entryways to reduce the transfer of dirt and pollutants.

iii.            Saws and other tools use dust guards or collectors to capture generated dust

D.                  Pesticide Management (Precondition 10): Tenant must create a pest management system that reduces pesticides and herbicide use and eliminates highly toxic chemicals. Most pest management systems do not prohibit the application of harmful chemicals, so this feature further requires that only approve products are used. This scope is applicable if the tenant has indoor plants, green walls and all other biophillic elements. Specific requirements include:

a.     PART 1: PESTICIDE USE
The following conditions are met for all pesticides and herbicides used on plants:

i.                  Pesticide and herbicide use is minimized by creating a use plan based on Chapter 3 of the San Francisco Environment Code Integrated Pest Management (IPM) program.

ii.               Only pesticides with a hazard tier ranking of 3 (least hazardous) as per The City of San Francisco Department of the Environment’s (SFE) Reduced-Risk

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Pesticide List are used. Refer to Table A2 in Appendix C of the WELL Building Standard for more details.

E.             Fundamental Material Safety (Precondition 11): Tenant is restricted in use of Mercury Containing equipment. The other components of Precondition 11 are not applicable to Tenant Scope.

a.     PART 5: MERCURY LIMITATION
Mercury-containing equipment and devices are restricted in accordance with the below guidelines:

i.                  Project does not specify or install new mercury containing thermometers, switches and electrical relays.

ii.               Project develops a plan to upgrade current mercury-containing lamps to low-mercury or mercury-free lamp technology per limits specified in Appendix C, Table A5 of the WELL Building Standard.

iii.            Illuminated exit signs only use Light-Emitting Diode (LED) or Light-Emitting Capacitor (LEC) lamps.

iv.           No mercury vapor or probe-start metal halide high intensity discharge lamps are in use.

F.              Solar Glare Control (Optimization 56): Tenant is required to comply with Landlord Interior Window Shade Design standards, as well as the City of Cambridge Special Permit Application Requirements. In addition, the Tenant must comply with WELL Building Requirements pertinent to Solar Glare Control.

a.     PART 1: VIEW WINDOW SHADING
Applicable to Glazing less than 7’-0” above the floor.

i.                  Interior Window shading or blinds are controllable by the occupants or set on a timer.

b.     PART 2: DAYLIGHT MANAGEMENT
Applicable to Glazing greater than 7-0” above the floor.

i.                  Interior Window shading or blinds are controllable by the occupants or set on a timer.

G.            ADA Accessible Design Standards (Precondition 72): All Tenant construction must comply with current ADA Standards for Accessible Design.

H.           Thermal Comfort (Precondition 76): The property is a mechanically ventilated project. The Tenant must meet the design, operating and performance criteria of ASHRAE Standard 55-2013 Section 5.3, Standard Comfort Zone Compliance

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Schedule 8

Reported Project Costs

Landlord:  ARE-MA Region No. 58, LLC
Tenant:      Rubius Therapeutics, Inc.
Date:          December 31, 2017

(Amounts in tables are in thousands)

Certain costs of development of 399 Binney Street, Cambridge, provided by ARE-MA Region No. 58, LLC.

The following table excludes, among others, the following:

•      Cost of land

•      Capitalized interest

•      Costs attributable to space not leased by tenant (xx%)

(a) Represents Tenant’s Share (xx%) of reported amounts by Landlord’s General Contractor for costs paid through the date of this report.

(b) Represents Tenant’s Share (xx%) of architecture and design costs.

(c) Represents Tenant’s Share (xx%) of other project costs.

(d) Represents Tenant’s Share (xx%) of estimated accrued (invoiced but not paid or incurred but not invoiced) construction costs for Reported Project Costs incurred, but not paid as of the date of this report.

Note: Tenant’s Share is the estimated portion related to the Tenant space, based on relative rentable square feet or other acceptable method in accordance with GAAP.

Neither ARE-MA Region No. 58, LLC, nor any of its affiliates has made any representations, statements or warranties of any kind as to the accuracy or validity of the information contained in this schedule. Without limitation of the foregoing, this report and any updates of this report are expressly subject to the terms of the lease, dated         .

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EXHIBIT D TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made as of this        day of               ,             between ARE-MA REGION NO. 58, LLC, a Delaware limited liability company (“Landlord”), and RUBIUS THERAPEUTICS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated as of            ,             (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is           ,       , and the termination date of the Base Term of the Lease shall be midnight on            ,       . In case of a conflict between this Acknowledgment of Commencement Date and the Lease, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

RUBIUS THERAPEUTICS, INC.,
a Delaware corporation

By:
Print Name:
Title:

LANDLORD:

ARE-MA REGION NO. 58, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

By:
Print Name:
Title:

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EXHIBIT E TO LEASE

RULES AND REGULATIONS

1.             The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2.             Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3.             Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4.             Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5.             If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6.             Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7.             Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. Ail parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8.             Tenant shall maintain the Premises free from rodents, insects and other pests.

9.             Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10.          Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11.          Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12.          Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

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***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

13.          All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14.          No auction, public or private, will be permitted on the Premises or the Project.

15.          No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16.          The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17.          Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18.          Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19.          Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

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***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

EXHIBIT F TO LEASE

TENANT’S PERSONAL PROPERTY

None.

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1

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

EXHIBIT G TO LEASE

FORM OF ESTOPPEL CERTIFICATE

THIS TENANT ESTOPPEL CERTIFICATE (“Certificate”), dated as of                , 20     , is executed by RUBIUS THERAPEUTICS, INC., a Delaware corporation (“Tenant’”) in favor of ARE-MA REGION NO. 58, LLC, LLC, a Delaware limited liability company, together with its nominees, designees and assigns (collectively, “Landlord”).

RECITALS

A.            Tenant and Landlord have entered into that certain Lease Agreement dated as of           , 2018 (together with all amendments, modifications, and supplements, thereof, the “Lease”), for a portion of the Project.

B.            Pursuant to the Lease, Tenant has agreed that upon the request of Landlord, Tenant would execute and deliver an estoppel certificate certifying the status of the Lease.

C.            Landlord has requested that Tenant execute this Certificate with an understanding that Landlord and parties designated by Landlord will rely on the representations and agreements below.

NOW, THEREFORE, Tenant certifies, warrants, and represents to Landlord as follows:

1.             Lease. Attached hereto as Exhibit 1 is a true, correct and complete copy of the Lease, including the following amendments, modifications, supplements, guarantees and restatements thereof, which together represent all of the amendments, modifications, supplements, guarantees and restatements thereof:                    . (If none, please state “None.”)

2.             Premises. Pursuant to the Lease, Tenant leases those certain premises (the “Premises”) consisting of approximately          rentable square feet within the Project, as more particularly described in the Lease, in addition, pursuant to the terms of the Lease, Tenant has a license for the use of [        ] parking spaces in the OKS Garage during the Term of the Lease.

3.             Full Force of Lease. The Lease has been duly authorized, executed and delivered by Tenant, is in full force and effect has not been terminated and constitutes a legally valid instrument, binding and enforceable against Tenant in accordance with its terms, subject only to applicable limitations imposed by laws relating to bankruptcy and creditor’s rights.

4.             Complete Agreement. The Lease constitutes the complete agreement between Landlord and Tenant for the Premises and the Project, except as modified by the Lease amendments noted above (if any).

5.             Acceptance of Premises. The Premises have been Delivered to Tenant. [NOTE: N/A if prior to Commencement Date.] Tenant has accepted possession and is currently occupying the Premises [NOTE: N/A if prior to Commencement Date].

6.             Lease Term; Extension; Expansion. The term of the Lease commenced on             , 20   and ends on              , 20  . Tenant has one option to extend the Base Term as set forth in the Lease. Tenant has no option to lease, right of first refusal to lease, right of first offer to lease, or other right to expand the Premises or lease any other portion of the Project, except the following:               . (If none, please state “None.”)

7.             No Purchase Rights. Tenant has no option, right of first refusal, right of first offer on sale, or other right to purchase all or any portion of the Premises or the Project.

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***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

8.             Rent. The obligation to pay rent under the Lease commenced on             , 20  . The rent under the Lease is current, and Tenant is not in Default in the performance of any of its obligations under the Lease.

Tenant is currently paying base rent under the Lease in the amount of $         per month, and is currently paying for parking under the Lease in the amount of $        per month. Tenant has not received and is not, presently, entitled to any abatement, refunds, rebates, concessions or forgiveness of rent or other charges, free rent, partial rent, or credits, offsets or reductions in rent, except as follows:           . (If none, please state “None.”)

Tenant’s estimated share of operating expenses, common area charges, insurance, real estate taxes and administrative and overhead expenses is   % and is currently being paid at the rate of $        per month, payable to:               .

To the best of Tenant’s knowledge, as of the date hereof, there are no existing defenses or offsets against rent due or to become due under the terms of the Lease, and there presently is no default or other wrongful act or omission by Landlord under the Lease or otherwise in connection with Tenant’s occupancy of the Premises, except as follows:                     . (If none, please state “None.”)

9.             Security Deposit. A Security Deposit in the form of a letter of credit in the amount of $          is held by Landlord under the Lease.

10.          Prepaid Rent. The amount of prepaid rent is $          , covering the period from                 , 20   to               , 20  .

11.          Tenant Improvements. As of the date of this Certificate, to the best of Tenant’s knowledge, Landlord has performed all obligations required of Landlord pursuant to the Lease; no offsets, counterclaims, or defenses of Tenant under the Lease exist against Landlord; except as follows:                       . (If none, please state “None.”)

12.          Assignments by Landlord. Tenant has received no notice of any assignment, hypothecation or pledge of the Lease or rentals under the Lease by Landlord, except as follows:                      . (If none, please state “None”.)

13.          Assignments by Tenant. Tenant has not sublet or assigned the Leased Premises or the Lease or any portion thereof to any sublessee or assignee, except as follows:                . (If none, please state “None”.) The address for notices to be sent to Tenant is as set forth in the Lease.

Tenant makes this Certificate with the knowledge that it will be relied upon by Landlord and its designees.

Tenant has executed this Certificate as of the date first written above by the person named below, who is duly authorized to do so.

TENANT:

RUBIUS THERAPEUTICS, INC.,
a Delaware corporation

By:
Name:
Its:

***Confidential Treatment Requested***

2

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

EXHIBIT H

FIRST FLOOR EXPANSION SPACE

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***Confidential Treatment Requested***